                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-8532
                                   ---------------------------------------------

               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               4500 MAIN STREET, KANSAS CITY, MISSOURI     64111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:          11-30
                          ------------------------------------------------------

Date of reporting period:         05-31-07
                          ------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               May 31, 2007

[photo of summer]

Strategic Allocation: Conservative Fund
Strategic Allocation: Moderate Fund
Strategic Allocation: Aggressive Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual report for the
American Century® Strategic Allocation funds for the six months ended May 31,
2007. We've gathered this information to help you monitor your investment.
Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century Investments announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of 2007, after nearly a decade with us. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining us in 2006,
Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and
General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century Investments. Chief
Financial Officer Jonathan Thomas was appointed president and CEO effective
March 1, 2007. Since 2005, Jonathan has overseen our financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining us,
Jonathan was a managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century Investments is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . .     2
      Market Returns. . . . . . . . . . . . . . . . . . . . . . . . . . .     2

STRATEGIC ALLOCATION: CONSERVATIVE

STRATEGIC ALLOCATION: MODERATE

STRATEGIC ALLOCATION: AGGRESSIVE

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for Strategic Allocation:
     Conservative, Strategic Allocation: Moderate, and Strategic

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. STOCKS RALLIED DESPITE A DIP IN THE ECONOMY

The major U.S. stock indexes advanced strongly during the six months ended May
31, 2007. Stocks gained ground despite an economic slowdown brought on by a slump in the housing market. The U.S. economy grew at an annualized rate of just 0.6% in the first quarter of 2007, its lowest growth rate since the fourth quarter of 2002.

However, the stock market enjoyed a solid rally thanks to the Federal
Reserve's (the Fed's) stable interest rate policy, better-than-expected corporate earnings, and robust merger activity (especially takeovers by private equity firms).

Mid-cap stocks led the market's advance, while small-company shares lagged.
Value outperformed growth in the large- and mid-cap segments of the market, but small-cap growth issues won out over small-cap value.

FOREIGN STOCKS OUTPERFORMED

International stock markets generated strong returns, particularly in dollar terms, outpacing the domestic market. Foreign stocks benefited from improving global economic conditions, especially in Europe and Asia, and a decline in the U.S. dollar. Markets along the Pacific Rim (excluding Japan) were the top performers, but Europe also posted healthy gains, while Japan lagged. Emerging markets modestly outperformed developed markets.

BONDS GAINED SLIGHTLY

Slowing economic growth and stable Fed interest rate policy are often favorable for bonds, but the U.S. bond market only managed to eke out narrow gains for the reporting period. Lingering inflation concerns, driven by a combination of stronger global economic growth and stubbornly high energy prices, put downward pressure on bonds.

Treasury bond yields rose across the board, though they remained approximately equal across the maturity spectrum (a condition known as a "flat yield curve"). The two-year Treasury note yield finished the reporting period at
4.92%, while the 10-year Treasury note yield ended at 4.90%.

High-yield corporate bonds were the best performers by a wide margin as investor demand for yield remained strong. Among investment-grade bonds, mortgage-backed securities delivered the best results, while Treasury bonds lagged.

Market Returns
For the six months ended May 31, 2007*

U.S. STOCKS
Russell 1000 Index (large-cap)                       10.67%
Russell Midcap Index                                 12.43%
Russell 2000 Index (small-cap)                        8.40%

U.S. BONDS
Lehman Brothers U.S. Aggregate Index                  0.69%
Lehman Brothers Corporate High-Yield Index            5.90%

FOREIGN STOCKS
MSCI EAFE Index                                      14.08%
MSCI EM Index                                        17.50%

*Total returns for periods less than one year are not annualized.

------

PERFORMANCE
Strategic Allocation: Conservative

Total Returns as of May 31, 2007
                                              Average Annual Returns
                       6                    5       10        Since     Inception
                       months(1)   1 year   years   years   Inception      Date

INVESTOR CLASS           5.55%     12.79%   6.90%   7.09%     7.15%      2/15/96

S&P 500 INDEX(2)         10.29%    22.79%   9.45%   7.78%     9.66%         --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX               0.65%      6.70%   4.78%   6.20%    6.10%(3)       --

90-DAY U.S. TREASURY
BILL INDEX(2)            2.40%      4.88%   2.61%   3.57%     3.75%         --

Institutional Class      5.47%     12.80%   7.11%     --      5.96%       8/1/00

Advisor Class            5.42%     12.50%   6.64%   6.83%     6.99%      10/2/96

A Class
 No sales charge*
 With sales              5.42%     12.50%     --      --      8.46%
 charge*                 -0.70%     6.00%     --      --      6.06%      9/30/04

B Class
 No sales charge*
 With sales              5.04%     11.69%     --      --      7.66%
 charge*                 0.04%      7.69%     --      --      6.65%      9/30/04

C Class
 No sales charge*
 With sales              5.04%     11.49%     --      --      7.64%
 charge*                 4.04%     11.49%     --      --      7.64%      9/30/04

R Class                  5.11%     12.04%     --      --      8.12%      3/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Conservative

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1997

One-Year Returns Over 10 Years
Periods ended May 31
                  1998     1999     2000     2001       2002     2003     2004    2005     2006      2007

Investor Class   15.99%    5.74%   8.88%     6.32%     0.13%     1.25%   8.57%   7.01%    5.25%     12.79%

S&P 500 Index    30.69%   21.03%   10.48%   -10.55%   -13.85%   -8.06%   18.33%  8.24%    8.64%     22.79%

Citigroup US
Broad
Investment-Grade
Bond Index       10.99%    4.33%   2.01%    13.21%     8.06%    11.54%   -0.39%  7.03%    -0.46%    6.70%

90-Day U.S.
Treasury Bill
Index             5.13%    4.59%   5.29%     5.44%     2.30%     1.39%   0.94%   2.05%    3.84%     4.88%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Conservative

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Conservative returned 5.55%* for the six months ended
May 31, 2007. The fund's performance reflected the generally positive returns in the global financial markets, as well as the fund's broad asset allocation.

Strategic Allocation: Conservative's neutral asset mix is 45% stocks, 45%
bonds, and 10% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

From a tactical perspective, the portfolio retained a slightly overweight position in bonds and a corresponding underweight position in stocks throughout the six-month period, with a neutral position in cash-equivalents.
Augmenting the portfolio's conservative structure, this modestly defensive posture, which we put in place in the latter half of 2006, reflected our expectations for a softer economy, weaker corporate earnings, and a declining
U.S. dollar.

MODEST OVERWEIGHT IN BONDS

Our overweight position in fixed-income securities detracted somewhat from performance as bonds underperformed both stocks and cash-equivalents during the reporting period. The portfolio remained neutral in high-quality U.S.
bonds; the overweight consisted entirely of our position in international bonds, which was based on our expectations for a declining dollar given weaker economic activity domestically and expanding economies overseas.

Domestically, we held an underweight in corporate bonds, a defensive position designed to protect against "event risk" -- the risk of a leveraged buyout, share buyback, or special dividend that benefits stockholders at the expense of bondholders. The portfolio benefited from its overweight position in fixed-rate mortgage-backed securities, which were the best performers among investment-grade bonds, as well as an underweight in Treasury securities.

MODEST UNDERWEIGHT IN U.S. STOCKS

Our slight underweight in domestic stocks during the reporting period reflected our view that declining profit margins and decelerating earnings growth could put downward pressure on the stock market in 2007. So far, however, earnings have remained resilient, and stocks have continued to perform well.

Asset Allocation as of May 31, 2007
                                                % of net assets

U.S. Bonds                                           48.6%
U.S. Stocks                                          34.3%
Money Market Securities                              11.6%
Foreign Stocks(1)                                    10.3%
Foreign Bonds                                        1.8%
Other(2)                                            (6.6)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

Fund's U.S. Bonds as of May 31, 2007
                                                  % of fund's
                                                  U.S. bonds

U.S. Government Agency
Mortgage-Backed Securities                           30.4%
U.S. Treasury Securities                             23.6%
Collateralized Mortgage Obligations                  14.4%
U.S. Government Agency Securities                    11.6%
Corporate Bonds                                      11.4%
Asset-Backed Securities                              7.2%
Municipal Securities                                 1.4%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Strategic Allocation: Conservative

We remained overweight in large-cap stocks, which tend to hold up better in a weaker economic environment because of their relatively consistent cash flows, and underweight in mid- and smaller-company issues. Results from this positioning were generally positive -- our large-cap overweight helped as large-cap stocks posted strong gains, and although our mid-cap underweight hurt as mid-cap shares outperformed, we benefited from strong stock selection in this segment of the market.

In terms of growth and value stocks, we were fairly neutral overall during the reporting period, with a slight tilt toward growth.

FOREIGN STOCKS IN NEUTRAL

In the international stock portion, we maintained a neutral position throughout the reporting period. We favored international investments because of our expectations for a decline in the U.S. dollar, but we were also concerned that the economic slowdown in the U.S. could spread to the rest of the world. Consequently, we stayed neutral in foreign equities.

Two-thirds of the foreign stock component was invested in the developed markets of Europe, which fared well during the period. Asian stocks, particularly Japan, comprised most of the remainder.

STARTING POINT FOR NEXT REPORTING PERIOD

We intend to maintain the portfolio's current positioning as of May 31, 2007.
Although corporate earnings have been stronger than expected, the dollar's decline has played a key role -- 49% of the sales for the companies in the S&P
500 Index come from foreign operations, and a weaker dollar makes those overseas revenues worth more at home.

Going forward, however, we expect the economic slowdown of the past year to take its toll on corporate profits. Consumer spending, which has been supported entirely by higher wages, faces a series of headwinds -- rising interest rates, higher gas prices, and declining mortgage equity withdrawals as the housing market slumps.

We have also seen an increase in market volatility over the last six months, and we expect that to continue in the coming months. This environment reinforces our conservative tactical positioning -- slightly underweight in stocks and a modest overweight in bonds.

Fund's Top Five U.S. Stocks as of May 31, 2007
                                         % of fund's          % of
                                         U.S. stocks       net assets

Exxon Mobil Corp.                           3.4%              1.2%
Citigroup Inc.                              2.7%              0.9%
Bank of America Corp.                       2.7%              0.9%
General Electric Co.                        1.9%              0.6%
AT&T Inc.                                   1.8%              0.6%

Fund's Top Five Foreign Stocks as of May 31, 2007
                                         % of fund's          % of
                                       foreign stocks      net assets

Royal Dutch Shell plc ADR                   3.1%              0.3%
Nintendo Co., Ltd. ORD                      2.6%              0.3%
Roche Holding AG ORD                        2.3%              0.2%
BP plc ADR                                  1.7%              0.2%
EnCana Corp.                                1.7%              0.2%

Geographic Composition of Fund's Foreign Stocks as of May 31, 2007
                                                          % of fund's
                                                         foreign stocks

Europe                                                       68.3%
Asia/Pacific                                                 22.6%
Americas (excluding U.S.)                                     9.1%

------

SCHEDULE OF INVESTMENTS
Strategic Allocation: Conservative

MAY 31, 2007 (UNAUDITED)

Shares/Principal Amount                                                      Value

Common Stocks -- 44.4%

AEROSPACE & DEFENSE -- 1.1%
        32,759  BE Aerospace, Inc.(1)(2)                               $ 1,254,342
        12,223  Boeing Co.                                               1,229,512
        11,550  Finmeccanica SpA ORD                                       363,325
        11,132  Lockheed Martin Corp.                                    1,092,049
        13,400  Northrop Grumman Corp.                                   1,013,174
        14,500  Precision Castparts Corp.                                1,733,620
        10,500  United Technologies Corp.                                  740,775
                                                                    --------------
                                                                         7,426,797
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.3%
           864  C.H. Robinson Worldwide Inc.                                46,812
         1,553  FedEx Corporation                                          173,346
        24,220  United Parcel Service, Inc. Cl B                         1,743,113
                                                                    --------------
                                                                         1,963,271
                                                                    --------------
AIRLINES -- 0.2%
         5,800  Continental Airlines Inc. Cl B(1)(2)                       232,986
         9,560  Ryanair Holdings plc ADR(1)(2)                             394,732
        71,895  Southwest Airlines Co.                                   1,028,818
                                                                    --------------
                                                                         1,656,536
                                                                    --------------
AUTO COMPONENTS -- 0.2%
         4,900  Autoliv, Inc.                                              292,530
         4,600  BorgWarner Inc.                                            387,136
         2,010  Continental AG ORD                                         284,255
        11,100  Goodyear Tire & Rubber Co. (The)(1)                        393,717
                                                                    --------------
                                                                         1,357,638
                                                                    --------------
AUTOMOBILES -- 0.3%
         4,270  DaimlerChrysler AG ORD                                     391,527
         6,110  Fiat SpA ORD                                               174,936
        44,000  Isuzu Motors Ltd. ORD                                      214,414
        16,800  Toyota Motor Corp. ORD                                   1,007,807
                                                                    --------------
                                                                         1,788,684
                                                                    --------------
BEVERAGES -- 0.9%
        21,700  Anheuser-Busch Companies, Inc.                           1,157,478
        25,777  Coca-Cola Company (The)                                  1,365,924
        38,000  Coca-Cola Enterprises Inc.                                 887,300
         6,510  Heineken N.V. ORD                                          379,259
         1,500  Molson Coors Brewing Co.                                   137,355
        31,600  Pepsi Bottling Group Inc.                                1,105,684
        16,500  PepsiCo, Inc.                                            1,127,445
                                                                    --------------
                                                                         6,160,445
                                                                    --------------

Shares/Principal Amount                                                      Value

BIOTECHNOLOGY -- 0.4%
           500  Actelion Ltd. ORD(1)(2)                                   $109,268
        28,028  Amgen Inc.(1)                                            1,578,817
         4,141  Biogen Idec Inc.(1)                                        216,243
         2,400  Celgene Corp.(1)                                           146,976
         3,800  Cephalon, Inc.(1)(2)                                       315,438
         6,660  CSL Ltd. ORD                                               491,841
         1,520  Gilead Sciences, Inc.(1)                                   125,810
                                                                    --------------
                                                                         2,984,393
                                                                    --------------
BUILDING PRODUCTS -- 0.1%
         7,900  Daikin Industries Ltd. ORD                                 288,890
         9,000  Masco Corp.                                                271,890
                                                                    --------------
                                                                           560,780
                                                                    --------------
CAPITAL MARKETS -- 1.6%
         5,800  Ameriprise Financial Inc.                                  364,530
        17,700  Bank of New York Co., Inc. (The)                           717,912
        12,140  Credit Suisse Group ORD                                    922,985
         9,562  Goldman Sachs Group, Inc. (The)                          2,207,101
        10,910  Julius Baer Holding AG ORD                                 829,915
        51,770  Man Group plc ORD                                          603,087
         2,117  Mellon Financial Corp.                                      91,730
        17,747  Merrill Lynch & Co., Inc.                                1,645,679
        33,125  Morgan Stanley                                           2,816,950
         2,600  Nuveen Investments Inc. Cl A(2)                            142,636
        20,600  Schwab (Charles) Corp.                                     462,882
         2,600  SEI Investments Co.                                        160,498
         4,670  UBS AG ORD                                                 304,549
                                                                    --------------
                                                                        11,270,454
                                                                    --------------
CHEMICALS -- 0.9%
         3,720  BASF AG ORD                                                460,667
         7,515  Celanese Corp., Series A                                   273,471
        15,200  du Pont (E.I.) de Nemours & Co.                            795,264
         3,854  H.B. Fuller Company                                        105,022
         3,680  Linde AG ORD(1)(2)                                         406,597
        12,748  Lyondell Chemical Co.                                      473,843
         7,100  Minerals Technologies Inc.(2)                              451,631
        11,924  Monsanto Co.                                               734,518
         4,700  Mosaic Co. (The)(1)(2)                                     165,111
        12,600  PPG Industries, Inc.                                       959,995
         3,513  Syngenta AG ORD                                            661,196
         7,700  Terra Industries Inc.(1)(2)                                149,303
         2,240  Umicore ORD                                                478,050

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

         4,750  Yara International ASA ORD                                $137,651
                                                                    --------------
                                                                         6,252,319
                                                                    --------------
COMMERCIAL BANKS -- 2.3%
        22,709  Anglo Irish Bank Corp. plc ORD                             533,164
        22,850  Banco Bilbao Vizcaya Argentaria SA ORD                     577,364
        17,430  Banco Popolare di Verona e Novara Scrl ORD(2)              529,528
        30,421  Barclays plc ORD                                           434,777
        16,700  BB&T Corporation                                           703,237
         7,050  Erste Bank der Oesterreichischen Sparkassen AG
                ORD(1)                                                     553,000
        16,800  Fifth Third Bancorp                                        711,648
        34,870  HSBC Holdings plc ORD                                      644,695
         4,240  KBC Groupe ORD                                             585,018
         9,900  Marshall & Ilsley Corp.                                    475,101
            30  Mitsubishi UFJ Financial Group, Inc. ORD                   345,139
        17,220  National Australia Bank Ltd. ORD                           606,615
        15,020  National Bank of Greece SA ORD(1)                          896,860
        13,700  National City Corp.                                        473,883
         7,200  PNC Financial Services Group                               531,360
        41,802  Royal Bank of Scotland Group plc ORD                       519,238
         2,901  Societe Generale ORD(2)                                    565,137
         4,133  South Financial Group Inc. (The)                            98,365
        10,000  SunTrust Banks, Inc.                                       892,900
        11,600  Swedbank AB Cl A ORD                                       427,469
        46,700  U.S. Bancorp                                             1,614,886
        22,700  Wachovia Corp.                                           1,230,113
        90,290  Wells Fargo & Co.                                        3,258,566
                                                                    --------------
                                                                        17,208,063
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
         1,760  Adecco SA ORD(2)                                           128,351
        33,735  Capita Group plc ORD                                       494,828
         3,850  Corrections Corp. of America(1)(2)                         249,480
        26,300  Experian Group Ltd. ORD                                    327,202
         5,800  Pitney Bowes, Inc.                                         276,950
        14,800  R.R. Donnelley & Sons Company                              633,736
        18,100  Republic Services, Inc.                                    548,068
         7,500  TeleTech Holdings Inc.(1)(2)                               263,850
        24,200  Waste Management, Inc.                                     935,815
                                                                    --------------
                                                                         3,858,280
                                                                    --------------

Shares/Principal Amount                                                      Value

COMMUNICATIONS EQUIPMENT -- 0.7%
       100,305  Cisco Systems Inc.(1)                                  $ 2,700,212
         2,288  Interdigital Communications Corp.(1)                        74,474
        20,000  Juniper Networks, Inc.(1)                                  488,200
        26,000  Motorola, Inc.                                             472,940
        17,030  Nokia Oyj ORD                                              466,280
         8,600  QUALCOMM Inc.                                              369,370
         3,926  Riverbed Technology, Inc.(1)                               163,753
       134,400  Telefonaktiebolaget LM Ericsson Cl B ORD                   509,841
                                                                    --------------
                                                                         5,245,070
                                                                    --------------
COMPUTERS & PERIPHERALS -- 0.9%
        16,125  Apple Inc.(1)                                            1,960,155
        18,700  Dell Inc.(1)                                               502,469
        79,379  Hewlett-Packard Co.                                      3,628,414
         3,113  NCR Corp.(1)                                               167,075
         2,900  Network Appliance, Inc.(1)                                  93,351
                                                                    --------------
                                                                         6,351,464
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.4%
        15,181  Chicago Bridge & Iron Company New York Shares              591,452
         3,422  EMCOR Group Inc.(1)                                        224,449
         8,712  Foster Wheeler Ltd.(1)                                     902,040
         4,050  Hochtief AG ORD                                            469,438
         2,795  Perini Corp.(1)                                            153,725
        18,663  Quanta Services, Inc.(1)(2)                                560,077
        44,000  Taisei Corp. ORD(2)                                        144,991
                                                                    --------------
                                                                         3,046,172
                                                                    --------------
CONSTRUCTION MATERIALS -- 0.1%
         6,760  Holcim Ltd. ORD                                            747,617
                                                                    --------------
CONSUMER FINANCE -- 0.3%
        11,493  American Express Co.                                       746,815
         8,984  AmeriCredit Corp.(1)(2)                                    238,525
         2,930  ORIX Corp. ORD                                             784,929
                                                                    --------------
                                                                         1,770,269
                                                                    --------------
CONTAINERS & PACKAGING -- 0.1%
        12,800  Bemis Co., Inc.                                            430,464
         5,000  Owens-Illinois Inc.(1)                                     170,000
         7,035  Rock-Tenn Co. Cl A                                         245,662
         3,469  Sonoco Products Co.                                        150,208
                                                                    --------------
                                                                           996,334
                                                                    --------------
DISTRIBUTORS(3)
         2,700  Genuine Parts Company                                      138,564
                                                                    --------------
DIVERSIFIED -- 0.4%
        13,575  iShares MSCI Japan Index Fund(2)                           198,467

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

         1,300  iShares Russell 1000 Growth Index Fund(2)                  $78,468
        15,000  Standard and Poor's 500 Depositary Receipt(2)            2,302,500
                                                                    --------------
                                                                         2,579,435
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
        18,500  H & R Block, Inc.                                          438,265
           680  ITT Educational Services Inc.(1)                            76,969
        10,379  Sotheby's(2)                                               492,691
                                                                    --------------
                                                                         1,007,925
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 2.7%
       128,477  Bank of America Corp.                                    6,515,068
       119,991  Citigroup Inc.                                           6,538,309
         2,750  Deutsche Boerse AG ORD                                     650,902
         9,440  ING Groep N.V. CVA                                         420,532
        85,723  JPMorgan Chase & Co.                                     4,443,023
        12,393  McGraw-Hill Companies, Inc. (The)                          871,352
                                                                    --------------
                                                                        19,439,186
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.1%
       107,671  AT&T Inc.                                                4,451,119
         8,000  BCE Inc. ORD                                               295,241
        53,880  BT Group plc ORD                                           351,430
           466  CenturyTel Inc.                                             23,030
         6,200  Cogent Communications Group, Inc.(1)                       177,940
        17,290  Telenor ASA ORD(2)                                         336,183
        48,846  Verizon Communications Inc.                              2,126,266
                                                                    --------------
                                                                         7,761,209
                                                                    --------------
ELECTRIC UTILITIES -- 0.6%
         3,000  Allegheny Energy, Inc.(1)                                  160,170
         4,500  Duke Energy Corp.                                           87,930
         1,286  El Paso Electric Co.(1)                                     34,992
         7,186  Entergy Corp.                                              811,299
        16,200  Exelon Corporation                                       1,263,600
        22,700  PPL Corporation                                          1,043,292
        20,764  Reliant Energy, Inc.(1)                                    531,974
                                                                    --------------
                                                                         3,933,257
                                                                    --------------
ELECTRICAL EQUIPMENT -- 1.0%
        33,440  ABB Ltd. ORD(2)                                            715,090
         7,975  Acuity Brands Inc.                                         484,162
         1,870  ALSTOM Co. ORD(1)                                          296,132
        14,100  Cooper Industries, Ltd. Cl A                               755,478
        21,900  Emerson Electric Co.                                     1,061,054
         2,400  First Solar Inc.(1)(2)                                     163,296
         2,600  General Cable Corp.(1)(2)                                  177,190
        11,400  Hubbell Inc. Cl B                                          642,162

Shares/Principal Amount                                                      Value

        63,000  Mitsubishi Electric Corp. ORD                             $576,210
         5,310  Q-Cells AG ORD(1)                                          442,949
         7,107  Roper Industries Inc.(2)                                   414,765
         3,540  Schneider Electric SA ORD                                  511,011
        10,860  Vestas Wind Systems AS ORD(1)                              763,021
                                                                    --------------
                                                                         7,002,520
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.1%
         3,580  Avnet Inc.(1)                                              153,367
         5,000  Ibiden Co. Ltd. ORD                                        269,949
            81  Molex Inc.                                                   2,409
         1,300  Murata Manufacturing Co. Ltd. ORD                           91,873
         2,567  Sunpower Corp. Cl A(1)(2)                                  137,103
                                                                    --------------
                                                                           654,701
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 0.5%
         6,700  Acergy SA                                                  151,106
        21,915  Aker Kvaerner ASA ORD                                      537,863
         6,700  Cameron International Corp.(1)                             475,030
         2,609  Core Laboratories N.V.(1)                                  239,845
         6,024  Dresser-Rand Group Inc.(1)                                 214,454
         2,079  Halliburton Co.                                             74,740
         4,600  Helmerich & Payne, Inc.                                    155,894
         7,654  National Oilwell Varco, Inc.(1)                            722,921
        20,868  Saipem SpA ORD(2)                                          652,225
         3,100  Schlumberger Ltd.                                          241,397
                                                                    --------------
                                                                         3,465,475
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.8%
         4,300  Costco Wholesale Corp.                                     242,821
        52,178  Kroger Co. (The)                                         1,582,037
         6,600  LAWSON Inc. ORD                                            235,385
         5,343  Safeway Inc.                                               184,227
         3,400  SUPERVALU INC.                                             161,976
        97,916  Tesco plc ORD                                              889,171
        49,217  Wal-Mart Stores, Inc.                                    2,342,729
                                                                    --------------
                                                                         5,638,346
                                                                    --------------
FOOD PRODUCTS -- 1.3%
        27,851  Campbell Soup Co.                                        1,105,685
        40,700  ConAgra Foods, Inc.                                      1,037,850
        21,471  General Mills, Inc.                                      1,314,884
         6,700  Groupe Danone ORD                                        1,049,560
        16,600  H.J. Heinz Co.                                             789,828
         4,300  Kellogg Co.                                                232,114
        54,600  Kraft Foods Inc. Cl A                                    1,847,663
           730  Nestle SA ORD                                              284,207
         2,650  Royal Numico N.V. ORD                                      131,886

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

        40,100  Unilever N.V. New York Shares                          $ 1,194,980
                                                                    --------------
                                                                         8,988,657
                                                                    --------------
GAS UTILITIES -- 0.1%
         2,090  Nicor Inc.(2)                                               98,126
        38,000  Osaka Gas Co. Ltd. ORD                                     141,458
         8,000  WGL Holdings Inc.                                          282,159
                                                                    --------------
                                                                           521,743
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
        22,433  Baxter International Inc.                                1,275,092
         2,100  Beckman Coulter, Inc.                                      137,340
        15,476  Becton, Dickinson & Co.                                  1,180,045
         7,000  DENTSPLY International Inc.                                252,980
         2,900  Hologic, Inc.(1)(2)                                        156,861
         1,000  Idexx Laboratories, Inc.(1)                                 88,290
         2,200  Intuitive Surgical Inc.(1)                                 302,786
         5,046  Kinetic Concepts Inc.(1)                                   253,208
         9,100  Medtronic, Inc.                                            483,847
         4,700  Mentor Corp.(2)                                            190,068
         4,260  Mettler-Toledo International, Inc.(1)                      418,758
        18,100  Symmetry Medical Inc.(1)(2)                                277,473
         2,680  Synthes Inc.                                               334,016
         4,457  TomoTherapy Inc.(1)                                        100,639
         7,200  Zimmer Holdings Inc.(1)                                    634,032
                                                                    --------------
                                                                         6,085,435
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.9%
         3,012  Apria Healthcare Group Inc.(1)                              87,228
         7,722  Express Scripts, Inc.(1)                                   788,416
         4,769  Fresenius Medical Care AG & Co. KGaA ORD                   699,906
         4,132  Healthspring Inc.(1)                                       100,903
        16,073  Humana Inc.(1)                                             997,330
         4,400  Laboratory Corp. of America Holdings(1)                    346,456
         9,646  McKesson Corp.                                             608,952
         7,700  Medco Health Solutions Inc.(1)                             598,752
         1,200  Patterson Companies, Inc.(1)                                45,024
         4,400  Quest Diagnostics Inc.                                     215,688
         7,864  UnitedHealth Group Inc.                                    430,711
         2,200  Universal Health Services, Inc. Cl B                       135,938
         2,400  VCA Antech Inc.(1)                                          94,992
        10,898  WellCare Health Plans Inc.(1)(2)                         1,003,052
                                                                    --------------
                                                                         6,153,348
                                                                    --------------

Shares/Principal Amount                                                      Value

HOTELS, RESTAURANTS & LEISURE -- 0.7%
         7,520  Accor SA ORD(2)                                           $699,240
         8,262  Choice Hotels International Inc.(2)                        333,124
         8,500  Hilton Hotels Corporation                                  302,175
         6,400  International Speedway Corp.                               335,360
         5,500  Las Vegas Sands Corp.(1)                                   429,110
        19,805  McDonald's Corporation                                   1,001,142
         9,300  OSI Restaurant Partners, Inc.                              378,510
         2,900  Penn National Gaming, Inc.(1)(2)                           154,947
         6,190  Punch Taverns plc ORD                                      164,682
        14,000  Speedway Motorsports Inc.(2)                               565,040
         6,982  WMS Industries Inc.(1)(2)                                  295,758
                                                                    --------------
                                                                         4,659,088
                                                                    --------------
HOUSEHOLD DURABLES -- 0.4%
         5,000  Makita Corp. ORD                                           207,905
         4,500  Mohawk Industries Inc.(1)                                  459,270
        32,600  Newell Rubbermaid Inc.                                   1,035,377
           896  NVR, Inc.(1)(2)                                            714,112
         9,000  Sharp Corp. ORD                                            172,323
         2,704  Snap-on Incorporated                                       146,205
         5,200  Sony Corp. ORD                                             299,548
         4,000  Tempur-Pedic International Inc.(2)                         101,440
                                                                    --------------
                                                                         3,136,180
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.4%
         2,000  Clorox Company                                             134,280
         3,009  Colgate-Palmolive Co.                                      201,483
         4,686  Energizer Holdings Inc.(1)                                 464,195
         9,300  Kimberly-Clark Corp.                                       659,928
        10,900  Procter & Gamble Co. (The)                                 692,695
        11,359  Reckitt Benckiser plc ORD                                  617,442
                                                                    --------------
                                                                         2,770,023
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.4%
        31,182  AES Corp. (The)(1)                                         739,949
         1,700  Constellation Energy Group Inc.                            156,009
        52,200  International Power plc ORD                                468,859
        17,989  TXU Corp.                                                1,213,358
                                                                    --------------
                                                                         2,578,175
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.0%
       119,500  General Electric Co.                                     4,490,810
        74,000  Keppel Corp. Ltd. ORD                                      535,021

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

         5,992  McDermott International, Inc.(1)                          $467,376
         3,470  Siemens AG ORD                                             457,254
        30,900  Tyco International Ltd.                                  1,030,824
                                                                    --------------
                                                                         6,981,285
                                                                    --------------
INSURANCE -- 2.2%
           374  Ace, Ltd.                                                   23,027
         2,770  Allianz SE ORD                                             614,938
        18,000  Allstate Corp.                                           1,107,000
        12,000  Ambac Financial Group, Inc.                              1,075,320
        15,614  American Financial Group, Inc.                             556,639
        35,400  American International Group, Inc.                       2,560,836
         7,736  Arch Capital Group Ltd.(1)                                 556,141
        13,857  Aspen Insurance Holdings Ltd.                              375,802
        17,469  AXA SA ORD(2)                                              763,634
        17,753  Axis Capital Holdings Limited                              702,486
         9,209  Berkley (W.R.) Corp.                                       303,344
            12  Berkshire Hathaway Inc. Cl A(1)                          1,313,880
         9,400  Chubb Corp.                                                515,778
        16,949  Endurance Specialty Holdings Ltd.                          675,079
        14,300  Genworth Financial Inc. Cl A                               516,230
         9,500  Hartford Financial Services Group Inc. (The)               980,115
        13,500  Loews Corp.                                                688,905
        29,400  Marsh & McLennan Companies, Inc.                           965,202
        35,760  QBE Insurance Group Ltd. ORD                               924,513
         7,500  Torchmark Corp.                                            525,825
        11,000  Travelers Companies, Inc. (The)                            595,870
                                                                    --------------
                                                                        16,340,564
                                                                    --------------
INTERNET & CATALOG RETAIL(3)
           486  Priceline.com Inc.(1)(2)                                    30,054
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.3%
         5,000  Digital River Inc.(1)(2)                                   257,100
        19,800  eBay Inc.(1)                                               644,688
         3,500  Equinix Inc.(1)(2)                                         305,830
         1,100  Google Inc. Cl A(1)                                        547,525
         3,000  SAVVIS Inc.(1)(2)                                          150,570
        13,500  Yahoo! Inc.(1)                                             387,450
                                                                    --------------
                                                                         2,293,163
                                                                    --------------
IT SERVICES -- 0.9%
        29,484  Accenture Ltd. Cl A                                      1,207,075

Shares/Principal Amount                                                      Value

         4,111  Acxiom Corp.                                              $114,286
         2,400  Cognizant Technology Solutions Corporation
                Cl A(1)                                                    188,544
         4,755  Electronic Data Systems Corp.                              136,992
         6,300  Fiserv, Inc.(1)                                            373,275
         6,100  Gartner, Inc.(1)(2)                                        168,116
        33,247  International Business Machines Corp.                    3,544,129
         1,600  MasterCard Inc. Cl A(2)                                    239,280
         5,378  Total System Services Inc.(2)                              178,496
                                                                    --------------
                                                                         6,150,193
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
        10,294  Hasbro, Inc.                                               330,952
        21,135  Mattel, Inc.                                               591,991
                                                                    --------------
                                                                           922,943
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.3%
         7,528  Applera Corporation - Applied Biosystems Group             213,720
        34,900  Thermo Fisher Scientific Inc.(1)                         1,905,540
         3,600  Waters Corp.(1)                                            217,080
                                                                    --------------
                                                                         2,336,340
                                                                    --------------
MACHINERY -- 1.1%
        20,915  AGCO Corp.(1)(2)                                           905,201
         4,800  Alfa Laval AB ORD                                          302,090
         5,500  Caterpillar Inc.                                           432,190
         4,900  Deere & Co.                                                590,303
        10,600  Dover Corp.                                                530,530
         4,600  Eaton Corp.                                                431,204
         3,400  Fanuc Ltd. ORD                                             324,661
        10,300  Force Protection Inc.(1)(2)                                295,816
        16,949  GEA Group AG ORD(1)                                        546,613
        16,300  Ingersoll-Rand Company Cl A                                836,679
         3,810  Kone Oyj ORD                                               228,063
         2,800  Manitowoc Co., Inc. (The)                                  212,184
        10,370  Metso Oyj ORD                                              576,789
        13,000  NGK Insulators Ltd. ORD                                    303,928
         6,100  Parker-Hannifin Corp.                                      618,296
        37,000  Sumitomo Heavy Industries Ltd. ORD                         420,503
         2,700  Terex Corp.(1)                                             228,879
         2,870  Valmont Industries, Inc.(2)                                202,306
                                                                    --------------
                                                                         7,986,235
                                                                    --------------
MARINE -- 0.1%
        42,000  Nippon Yusen Kabushiki Kaisha ORD                          387,591
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

MEDIA -- 1.1%
         8,490  Daily Mail and General Trust plc A Shares ORD             $141,590
        19,619  DIRECTV Group, Inc. (The)(1)                               458,300
        19,236  EchoStar Communications Corp. Cl A(1)                      886,010
        14,800  Gannett Co., Inc.                                          870,536
        22,790  Informa plc ORD                                            266,391
         3,200  Lamar Advertising Co. Cl A(2)                              209,600
        15,086  Liberty Global, Inc. Series A(1)(2)                        579,302
         1,179  Omnicom Group Inc.                                         124,149
         8,673  Regal Entertainment Group                                  198,438
         5,618  Sinclair Broadcast Group, Inc. Cl A                         86,068
        69,200  Time Warner Inc.                                         1,478,805
        24,800  Viacom Inc. Cl B(1)                                      1,114,016
        29,651  Walt Disney Co. (The)                                    1,050,831
                                                                    --------------
                                                                         7,464,036
                                                                    --------------
METALS & MINING -- 0.5%
         5,900  Allegheny Technologies Inc.                                681,981
        33,810  BHP Billiton Ltd. ORD                                      882,780
           135  Cleveland-Cliffs Inc.(2)                                    11,919
        12,600  Newmont Mining Corporation                                 512,568
        10,256  Nucor Corp.                                                692,690
         6,750  Rio Tinto Ltd. ORD                                         533,590
        68,000  Sumitomo Metal Industries Ltd. ORD                         368,247
         1,108  United States Steel Corp.                                  125,381
                                                                    --------------
                                                                         3,809,156
                                                                    --------------
MULTI-UTILITIES -- 0.4%
        12,200  Ameren Corp.                                               647,453
        18,500  NiSource Inc.                                              410,885
        23,100  Puget Energy, Inc.(2)                                      582,351
         6,940  Veolia Environnement ORD(2)                                580,788
         3,900  Wisconsin Energy Corp.                                     188,877
         2,905  XCEL Energy Inc.                                            66,670
                                                                    --------------
                                                                         2,477,024
                                                                    --------------
MULTILINE RETAIL -- 0.6%
        43,561  Big Lots, Inc.(1)(2)                                     1,372,171
         8,700  Daiei Inc. (The) ORD(1)                                     93,370
        31,200  Dollar General Corp.                                       675,168
         7,148  Dollar Tree Stores Inc.(1)                                 302,432
        12,252  KarstadtQuelle AG ORD(1)                                   438,486
         9,108  Kohl's Corp.(1)                                            686,015
         2,310  PPR SA ORD(2)                                              421,630

Shares/Principal Amount                                                      Value

         7,400  Target Corp.                                              $461,982
                                                                    --------------
                                                                         4,451,254
                                                                    --------------
OFFICE ELECTRONICS -- 0.2%
         9,100  Canon, Inc. ORD                                            535,426
        48,284  Xerox Corp.(1)                                             911,119
                                                                    --------------
                                                                         1,446,545
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 3.6%
         3,600  Anadarko Petroleum Corp.                                   178,740
         6,200  Apache Corp.                                               500,650
        48,410  BG Group plc ORD                                           739,789
        19,000  BP plc ADR                                               1,273,190
         3,800  Cabot Oil & Gas Corp.                                      148,200
        50,712  Chevron Corp.                                            4,132,521
        27,021  ConocoPhillips                                           2,092,236
         8,500  Devon Energy Corporation                                   652,630
        19,696  EnCana Corp.                                             1,209,334
        13,520  ENI SpA ORD                                                478,046
        99,907  Exxon Mobil Corp.                                        8,309,265
         8,362  Marathon Oil Corp.                                       1,035,299
         2,300  Murphy Oil Corp.                                           135,700
         2,700  Peabody Energy Corp.                                       145,908
        30,500  Royal Dutch Shell plc ADR                                2,266,150
         3,200  Southwestern Energy Company(1)                             152,320
        28,200  Statoil ASA ORD                                            770,447
         4,925  Tesoro Corp.                                               304,759
        12,390  Total SA ORD                                               933,527
         3,816  Valero Energy Corp.                                        284,750
         9,700  XTO Energy Inc.                                            562,697
                                                                    --------------
                                                                        26,306,158
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.2%
         4,000  MeadWestvaco Corp.                                         140,000
        14,700  Weyerhaeuser Co.                                         1,204,812
                                                                    --------------
                                                                         1,344,812
                                                                    --------------
PERSONAL PRODUCTS(3)
         3,142  Bare Escentuals Inc.(1)(2)                                 131,807
                                                                    --------------
PHARMACEUTICALS -- 2.3%
        27,000  Abbott Laboratories                                      1,521,450
         3,900  Allergan, Inc.                                             485,667
         3,772  Biovail Corp.                                               91,509
         4,600  Bristol-Myers Squibb Co.                                   139,426
        10,300  Eli Lilly and Company                                      603,786
        14,742  GlaxoSmithKline plc ORD                                    382,281
        33,200  Johnson & Johnson                                        2,100,564
        19,979  Merck & Co., Inc.                                        1,047,899
         8,580  Novartis AG ORD                                            482,152
       135,713  Pfizer Inc.                                              3,730,751

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

         9,087  Roche Holding AG ORD                                   $ 1,667,285
        49,600  Schering-Plough Corp.                                    1,623,904
        25,700  Shire plc ORD                                              603,864
         7,500  Watson Pharmaceuticals, Inc.(1)                            231,450
        20,700  Wyeth                                                    1,197,288
                                                                    --------------
                                                                        15,909,276
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS(3)
         5,300  Digital Realty Trust Inc.(2)                               215,180
                                                                    --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%
         3,800  AEON Mall Co., Ltd. ORD                                    137,711
         3,975  Jones Lang LaSalle Inc.                                    463,883
        21,000  Sumitomo Realty & Development Co. Ltd. ORD                 793,820
        27,000  Tokyo Tatemono Co. Ltd. ORD                                389,391
                                                                    --------------
                                                                         1,784,805
                                                                    --------------
ROAD & RAIL -- 0.1%
         1,678  Burlington Northern Santa Fe Corp.                         156,271
         2,140  CSX Corporation                                             97,242
         1,926  Norfolk Southern Corp.                                     111,477
         1,292  Union Pacific Corp.                                        155,919
                                                                    --------------
                                                                           520,909
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.8%
        13,439  Amkor Technology Inc.(1)(2)                                191,103
        33,448  Applied Materials, Inc.                                    638,857
         5,540  ASML Holding N.V. ORD(1)                                   143,486
        16,600  Broadcom Corp. Cl A(1)                                     507,296
        66,400  Intel Corp.                                              1,472,087
        14,198  Intersil Corp. Cl A                                        427,360
         1,972  Linear Technology Corp.(2)                                  70,775
         7,753  MEMC Electronic Materials Inc.(1)                          471,227
         2,171  Novellus Systems, Inc.(1)(2)                                66,628
         6,200  NVIDIA Corp.(1)                                            214,954
        40,900  ON Semiconductor Corp.(1)                                  439,266
        16,700  STMicroelectronics N.V. New York Shares                    321,976
        48,213  Teradyne, Inc.(1)                                          820,585
                                                                    --------------
                                                                         5,785,600
                                                                    --------------
SOFTWARE -- 0.8%
         7,800  Activision, Inc.(1)(2)                                     154,362
         8,282  BMC Software Inc.(1)                                       274,465
         9,100  Business Objects SA ADR(1)                                 374,101
         8,300  Konami Corp. ORD                                           193,364
        50,748  Microsoft Corporation                                    1,556,442

Shares/Principal Amount                                                      Value

         5,400  Nintendo Co., Ltd. ORD                                 $ 1,888,159
        31,751  Oracle Corp.(1)                                            615,334
        14,700  THQ Inc.(1)(2)                                             501,270
                                                                    --------------
                                                                         5,557,497
                                                                    --------------
SPECIALTY RETAIL -- 1.0%
         3,948  American Eagle Outfitters, Inc.                            106,596
         5,359  AutoZone, Inc.(1)                                          689,328
         8,300  Best Buy Co., Inc.                                         400,807
        56,400  Esprit Holdings Limited ORD                                694,482
        26,900  GameStop Corp. Cl A(1)                                     994,762
        23,500  Gap, Inc. (The)                                            435,220
         8,100  Guess?, Inc.(2)                                            358,020
         1,246  Gymboree Corp.(1)                                           55,696
        38,500  Home Depot, Inc. (The)                                   1,496,495
         7,510  Inditex SA ORD                                             473,994
        28,700  Lowe's Companies, Inc.                                     941,934
         3,248  RadioShack Corp.                                           110,887
         3,200  Staples, Inc.                                               80,192
         3,000  Tiffany & Co.                                              157,710
        12,200  TJX Companies, Inc. (The)                                  341,234
                                                                    --------------
                                                                         7,337,357
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
         5,430  adidas AG ORD                                              346,587
        63,142  Burberry Group plc ORD                                     854,304
         4,400  Coach Inc.(1)                                              225,984
         8,220  Compagnie Financiere Richemont SA Cl A ORD                 505,531
         2,100  Crocs, Inc.(1)(2)                                          170,856
         5,050  Luxottica Group SpA ORD                                    177,269
         5,200  Phillips-Van Heusen Corp.(2)                               317,824
         6,400  VF Corp.                                                   600,192
                                                                    --------------
                                                                         3,198,547
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 1.0%
         5,100  Fannie Mae                                                 325,992
        55,000  Freddie Mac                                              3,673,450
        23,000  MGIC Investment Corp.(2)                                 1,495,000
        28,305  Washington Mutual, Inc.                                  1,237,495
                                                                    --------------
                                                                         6,731,937
                                                                    --------------
TOBACCO -- 0.2%
        13,100  Altria Group Inc.                                          931,410
         6,970  British American Tobacco plc ORD                           236,069
                                                                    --------------
                                                                         1,167,479
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS(3)
        48,000  Marubeni Corp. ORD                                         335,673
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
        19,400  American Tower Corp. Cl A(1)                               837,692

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

         2,381  Clearwire Corp. Cl A(1)(2)                                 $46,430
            80  KDDI Corp. ORD                                             683,705
        12,871  Leap Wireless International, Inc.(1)(2)                  1,099,956
         7,924  MetroPCS Communications, Inc.(1)                           282,570
         5,737  Millicom International Cellular SA(1)(2)                   488,104
        21,220  NII Holdings, Inc. Cl B(1)(2)                            1,728,793
        10,370  Rogers Communications Inc. Cl B ORD                        430,023
        28,396  SBA Communications Corp. Cl A(1)(2)                        912,363
        36,600  Sprint Nextel Corp.                                        836,310
       182,620  Vodafone Group plc ORD                                     571,164
                                                                    --------------
                                                                         7,917,110
                                                                    --------------
TOTAL COMMON STOCKS
(Cost $232,588,835)                                                    314,478,383
                                                                    --------------

Preferred Stocks(3)

HOUSEHOLD PRODUCTS(3)
         1,440  Henkel KGaA ORD
(Cost $225,662)                                                            224,046
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(4) -- 14.8%

      $ 14,049  FHLMC, 6.50%, 12/1/12                                       14,376
        84,672  FHLMC, 7.00%, 6/1/14                                        87,342
       112,630  FHLMC, 6.50%, 6/1/16                                       115,295
     2,601,564  FHLMC, 4.50%, 1/1/19(5)                                  2,497,208
     2,695,692  FHLMC, 5.00%, 1/1/21(5)                                  2,630,001
     1,087,382  FHLMC, 5.00%, 4/1/21(5)                                  1,060,884
        20,967  FHLMC, 8.00%, 7/1/30                                        22,147
        84,442  FHLMC, 6.50%, 5/1/31                                        86,653
       906,204  FHLMC, 5.50%, 12/1/33(5)                                   887,481
     4,337,100  FNMA, 5.00%, settlement date 6/12/07(6)                  4,127,700
    12,436,000  FNMA, 5.50%, settlement date 6/12/07(6)                 12,141,355
    21,331,124  FNMA, 6.00%, settlement date 6/12/07(6)                 21,307,787
     7,228,509  FNMA, 6.50%, settlement date 6/12/07(6)                  7,342,582
           456  FNMA, 6.50%, 4/1/11                                            467
         8,889  FNMA, 6.50%, 5/1/11                                          9,094
        11,243  FNMA, 6.50%, 5/1/11                                         11,503
        25,812  FNMA, 6.50%, 5/1/11                                         26,410
         5,429  FNMA, 6.50%, 2/1/12                                          5,559
        14,852  FNMA, 6.50%, 4/1/12                                         15,207
        20,358  FNMA, 6.50%, 5/1/12                                         20,845

Shares/Principal Amount                                                      Value

      $ 74,974  FNMA, 6.00%, 4/1/14                                        $75,879
        22,881  FNMA, 7.50%, 6/1/15                                         23,598
     1,457,022  FNMA, 4.50%, 5/1/19(5)                                   1,396,783
     1,481,519  FNMA, 4.50%, 5/1/19(5)                                   1,420,267
     2,370,815  FNMA, 5.00%, 9/1/20(5)                                   2,312,794
         2,307  FNMA, 7.00%, 6/1/26                                          2,404
        22,262  FNMA, 7.50%, 3/1/27                                         23,343
        54,460  FNMA, 6.50%, 6/1/29                                         55,935
        15,562  FNMA, 7.00%, 7/1/29                                         16,226
        78,574  FNMA, 7.00%, 7/1/29                                         81,908
         3,190  FNMA, 7.00%, 5/1/30                                          3,327
        45,812  FNMA, 7.00%, 3/1/30                                         47,768
        71,286  FNMA, 7.50%, 8/1/30                                         74,587
        25,394  FNMA, 7.50%, 9/1/30                                         26,570
       200,433  FNMA, 6.50%, 9/1/31                                        205,658
        55,924  FNMA, 7.00%, 9/1/31                                         58,287
        71,372  FNMA, 6.50%, 1/1/32                                         73,215
       520,975  FNMA, 7.00%, 6/1/32                                        542,749
     1,794,375  FNMA, 5.50%, 6/1/33(5)                                   1,757,225
     7,179,134  FNMA, 5.50%, 7/1/33(5)                                   7,030,497
     3,154,701  FNMA, 5.50%, 8/1/33(5)                                   3,089,386
       808,502  FNMA, 5.50%, 9/1/33(5)                                     791,763
    11,704,612  FNMA, 5.00%, 11/1/33(5)                                 11,173,480
     5,109,422  FNMA, 5.50%, 1/1/34(5)                                   5,003,637
     6,346,929  FNMA, 5.00%, 8/1/35(5)                                   6,051,569
     4,045,063  FNMA, 4.50%, 9/1/35(5)                                   3,740,733
     5,493,683  FNMA, 5.00%, 2/1/36(5)                                   5,238,029
       398,973  FNMA, 5.00%, 10/1/36                                       380,000
        11,893  GNMA, 7.00%, 1/15/24                                        12,433
         7,287  GNMA, 8.00%, 7/15/24                                         7,742
        13,596  GNMA, 8.00%, 9/15/24                                        14,445
         4,473  GNMA, 9.00%, 4/20/25                                         4,829
        42,872  GNMA, 7.00%, 9/15/25                                        44,861
        11,732  GNMA, 7.50%, 10/15/25                                       12,314
        20,771  GNMA, 7.50%, 2/15/26                                        21,805
         9,024  GNMA, 6.00%, 4/15/26                                         9,105
         5,828  GNMA, 7.50%, 5/15/26                                         6,118
       119,410  GNMA, 8.25%, 7/15/26                                       127,943
           888  GNMA, 9.00%, 8/20/26                                           960
        60,429  GNMA, 7.00%, 12/15/27                                       63,238
         6,319  GNMA, 6.50%, 2/15/28                                         6,503
        27,729  GNMA, 6.50%, 2/15/28                                        28,532
        13,467  GNMA, 6.50%, 3/15/28                                        13,857
         4,782  GNMA, 6.50%, 4/15/28                                         4,920
        21,478  GNMA, 6.00%, 5/15/28                                        21,670
        29,999  GNMA, 6.00%, 7/15/28                                        30,267
        60,266  GNMA, 6.00%, 10/15/28                                       60,804

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

      $ 44,175  GNMA, 7.00%, 5/15/31                                       $46,193
       604,020  GNMA, 5.50%, 11/15/32                                      594,634
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $105,751,726)                                                    104,240,686
                                                                    --------------

U.S. Treasury Securities -- 11.5%

     2,500,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)                  3,262,698
     4,875,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)                  5,929,604
     8,375,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)                 9,467,678
     1,556,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)                   1,804,232
     2,408,000  U.S. Treasury Bonds, 4.50%, 2/15/36(2)                   2,217,431
    17,145,000  U.S. Treasury Notes, 4.625%, 10/31/11(2)                16,994,998
    12,455,000  U.S. Treasury Notes, 4.625%, 2/29/12(2)                 12,338,247
     7,000,000  U.S. Treasury Notes, 4.50%, 4/30/12(2)                   6,893,362
     3,475,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)                   3,342,790
     9,600,000  U.S. Treasury Notes, 4.50%, 11/15/15(2)                  9,345,005
     3,025,000  U.S. Treasury Notes, 4.625%, 11/15/16(2)                 2,962,373
       700,000  U.S. Treasury Notes, 4.625%, 2/15/17(2)                    685,180
     5,805,000  U.S. Treasury Notes, 4.50%, 5/15/17(2)                   5,629,039
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $82,134,002)                                                      80,872,637
                                                                    --------------

Collateralized Mortgage Obligations(4) -- 7.0%

    13,078,702  Banc of America Commercial Mortgage Inc. STRIPS
                - COUPON, Series 2004-1, Class XP, VRN, 0.80%,
                6/1/07                                                     254,551
     2,000,000  Banc of America Commercial Mortgage Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(5)                 1,926,474
    16,394,428  Bear Stearns Commercial Mortgage Securities
                Trust STRIPS - COUPON, Series 2004 T16, Class
                X2, VRN, 0.91%, 6/1/07                                     504,112

Shares/Principal Amount                                                      Value

   $ 2,387,395  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 5.43%,
                6/15/07, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps (Acquired 6/5/06, Cost
                $2,387,395)(5)(7)                                      $ 2,389,509
     3,700,000  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 PW14, Class A4 SEQ, 5.20%,
                12/1/38(5)                                               3,577,186
     7,171,451  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 1.11%,
                6/1/07                                                     161,350
       205,133  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 5.42%, 6/15/07,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps (Acquired 3/18/05, Cost $205,133)(7)          205,269
       731,295  Commercial Mortgage Pass-Through Certificates,
                Series 2005 FL11, Class A1, VRN, 5.47%, 6/15/07,
                resets monthly off the 1-month LIBOR plus 0.15%
                with no caps (Acquired 11/18/05, Cost
                $731,295)(7)                                               731,839
     2,911,602  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(5)          2,891,820
     2,427,013  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(5)          2,407,116
     1,637,293  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14(5)         1,622,972
     1,853,813  FNMA, Series 2002-86, Class KB, SEQ, 5.00%,
                5/25/16(5)                                               1,837,167
       860,610  FNMA, Series 2003-52, Class KF SEQ, VRN, 5.72%,
                6/25/07, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%(5)                          866,797
     1,940,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(5)        1,874,655
     3,872,996  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23(5)                                               3,804,762

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

   $ 3,600,000  GMAC Commercial Mortgage Securities, Inc.,
                Series 2005 C1, Class A2 SEQ, 4.47%, 5/10/43(5)        $ 3,517,369
     2,100,974  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 5.41%, 6/5/07,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps (Acquired 12/14/06, Cost
                $2,100,974)(5)(7)                                        2,103,329
     3,100,000  LB-UBS Commercial Mortgage Trust, Series 2004
                C4, Class A2, VRN, 4.57%, 6/11/07(5)                     3,056,786
     2,000,000  LB-UBS Commercial Mortgage Trust, Series 2005
                C2, Class A2 SEQ, 4.82%, 4/15/30(5)                      1,971,902
     3,100,000  LB-UBS Commercial Mortgage Trust, Series 2005
                C3, Class A3 SEQ, 4.65%, 7/30/30(5)                      3,000,781
       733,865  Lehman Brothers Floating Rate Commercial
                Mortgage Trust, Series 2006 LLFA, Class A1, VRN,
                5.40%, 6/15/07, resets monthly off the 1-month
                LIBOR plus 0.08% with no caps (Acquired 8/7/06,
                Cost $733,865)(5)(7)                                       734,243
        57,414  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                  58,529
     1,360,674  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 5.39%, 6/15/07, resets monthly
                off the 1-month LIBOR plus 0.07% with no caps
                (Acquired 10/31/06, Cost $1,360,674)(5)(7)               1,362,762
         6,960  Morgan Stanley Capital I, Series 2006 XLF, Class
                A1, VRN, 5.41%, 6/15/07, resets monthly off the
                1-month LIBOR plus 0.09% with no caps (Acquired
                7/28/06, Cost $6,960)(7)                                     6,967
     1,263,383  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 5.44%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps(5)                                                  1,262,520

Shares/Principal Amount                                                      Value

   $ 6,174,000  Wachovia Bank Commercial Mortgage Trust, Series
                2006 C23, Class A4, 5.42%, 1/15/45(5)                  $ 6,076,025
     1,125,000  Washington Mutual, Inc., Series 2005 AR4, Class
                A3, 4.59%, 4/25/35(5)                                    1,102,249
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $49,849,993)                                                      49,309,041
                                                                    --------------

Corporate Bonds -- 6.3%

AEROSPACE & DEFENSE -- 0.3%
       634,000  Honeywell International Inc., 5.30%, 3/15/17               616,750
       450,000  Lockheed Martin Corp., 6.15%, 9/1/36                       457,016
       625,000  United Technologies Corp., 4.375%, 5/1/10(5)               608,817
       541,000  United Technologies Corp., 6.05%, 6/1/36(5)                546,550
                                                                    --------------
                                                                         2,229,133
                                                                    --------------
AUTOMOBILES(3)
       280,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                11/15/13                                                   292,406
                                                                    --------------
BEVERAGES -- 0.2%
       501,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
                8/6/03, Cost $499,282)(7)                                  493,564
       780,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
                Cost $779,446)(5)(7)                                       796,081
                                                                    --------------
                                                                         1,289,645
                                                                    --------------
BIOTECHNOLOGY -- 0.1%
       544,000  Genentech, Inc., 4.75%, 7/15/15                            514,663
                                                                    --------------
CAPITAL MARKETS -- 0.3%
       580,000  Lehman Brothers Holdings Inc., 5.00%, 1/14/11(2)           570,870
       394,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10                   381,946
       724,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(5)                710,702
       335,000  Morgan Stanley, 4.00%, 1/15/10                             323,747
       300,000  Morgan Stanley, 4.25%, 5/15/10(2)                          291,175
                                                                    --------------
                                                                         2,278,440
                                                                    --------------
COMMERCIAL BANKS -- 0.6%
       545,000  Capital One Financial Corp., 5.70%, 9/15/11                545,377

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

     $ 530,000  PNC Bank N.A., 4.875%, 9/21/17                            $496,968
       390,000  PNC Funding Corp., 5.125%, 12/14/10                        387,502
       444,000  Wachovia Bank N.A., 4.80%, 11/1/14                         422,745
       694,000  Wachovia Bank N.A., 4.875%, 2/1/15                         664,001
       569,000  Wachovia Corp., 5.625%, 10/15/16                           564,722
       614,000  Wells Fargo & Co., 4.625%, 8/9/10                          600,951
                                                                    --------------
                                                                         3,682,266
                                                                    --------------
CONSUMER FINANCE(3)
       300,000  American Express Centurion Bank, 4.375%, 7/30/09           294,752
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
       985,000  Bank of America Corp., 4.375%, 12/1/10(5)                  956,186
       500,000  Bank of America N.A., 5.30%, 3/15/17                       485,911
       430,000  Bank of America N.A., 6.00%, 10/15/36                      426,733
       332,000  Citigroup Inc., 6.125%, 8/25/36                            333,314
       405,000  General Electric Capital Corp., 6.125%, 2/22/11            414,677
       614,000  John Deere Capital Corp., 4.50%, 8/25/08                   607,097
       634,000  John Deere Capital Corp., 5.50%, 4/13/17(2)                625,150
       517,000  JPMorgan Chase & Co., 6.75%, 2/1/11                        539,148
                                                                    --------------
                                                                         4,388,216
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
       615,000  AT&T Corp., 7.30%, 11/15/11                                659,498
       430,000  AT&T Inc., 6.80%, 5/15/36                                  456,648
        77,000  BellSouth Corp., 6.875%, 10/15/31                           81,180
       260,000  Embarq Corp., 7.08%, 6/1/16                                265,270
       140,000  Embarq Corp., 8.00%, 3/1/36                                146,437
       655,000  Telecom Italia Capital SA, 4.00%, 1/15/10                  630,942
       140,000  Telefonica Emisones SAu, 7.05%, 6/20/36                    148,946
       362,000  Verizon Communications Inc., 5.55%, 2/15/16                356,896
       257,000  Verizon Communications Inc., 6.25%, 4/1/37(2)              253,213

Shares/Principal Amount                                                      Value

     $ 130,000  Verizon Global Funding Corp., 5.85%, 9/15/35              $122,144
                                                                    --------------
                                                                         3,121,174
                                                                    --------------
ELECTRIC UTILITIES -- 0.3%
       591,000  Carolina Power & Light Co., 5.15%, 4/1/15                  575,860
       287,000  Carolina Power & Light Co., 5.25%, 12/15/15                281,074
       477,000  Cleveland Electric Illuminating Co. (The),
                5.70%, 4/1/17                                              467,244
       317,000  Florida Power Corp., 4.50%, 6/1/10                         309,151
       410,000  Southern California Edison Co., 5.625%, 2/1/36             392,828
       220,000  Toledo Edison Co., 6.15%, 5/15/37                          212,699
                                                                    --------------
                                                                         2,238,856
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.2%
       534,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10                      516,694
        77,000  Wal-Mart Stores, Inc., 7.55%, 2/15/30(2)                    91,382
       557,000  Wal-Mart Stores, Inc., 5.25%, 9/1/35                       498,702
                                                                    --------------
                                                                         1,106,778
                                                                    --------------
FOOD PRODUCTS -- 0.1%
       825,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                10/1/08 (Acquired 6/14/05 - 11/28/05, Cost
                $805,798)(5)(7)                                            807,181
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
       780,000  Baxter Finco BV, 4.75%, 10/15/10                           763,900
       595,000  Baxter International Inc., 5.90%, 9/1/16                   604,462
                                                                    --------------
                                                                         1,368,362
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
       680,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15                                                   664,262
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
       710,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13(5)            729,267
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.1%
       380,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                  364,755
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.2%
     1,438,000  General Electric Co., 5.00%, 2/1/13(5)                   1,407,529
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

INSURANCE -- 0.3%
     $ 860,000  Allstate Financial Global Funding, 4.25%,
                9/10/08 (Acquired 9/3/03, Cost $858,314)(5)(7)            $846,773
       503,000  Hartford Financial Services Group Inc. (The),
                5.375%, 3/15/17                                            491,134
       320,000  Prudential Financial, Inc., 5.40%, 6/13/35                 290,687
       290,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37            287,074
                                                                    --------------
                                                                         1,915,668
                                                                    --------------
MACHINERY(3)
       290,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired
                5/15/07, Cost $289,870)(7)                                 286,792
                                                                    --------------
MEDIA -- 0.4%
       582,000  Comcast Corp., 5.90%, 3/15/16                              582,057
       821,000  Cox Communications, Inc., 7.125%, 10/1/12(5)               875,455
       300,000  News America Holdings, 7.75%, 1/20/24                      333,412
       650,000  Time Warner Cable Inc., 5.40%, 7/2/12 (Acquired
                4/4/07, Cost $648,798)(7)                                  643,054
       390,000  Time Warner Cable Inc., 6.55%, 5/1/37 (Acquired
                4/4/07, Cost $387,488)(2)(7)                               385,432
       245,000  Time Warner Inc., 5.50%, 11/15/11                          243,906
        77,000  Time Warner Inc., 7.625%, 4/15/31                           84,924
                                                                    --------------
                                                                         3,148,240
                                                                    --------------
METALS & MINING -- 0.1%
       550,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
                (Acquired 11/8/06 - 11/17/06, Cost $550,329)(7)            546,478
       235,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                (Acquired 11/8/06, Cost $234,420)(7)                       231,357
                                                                    --------------
                                                                           777,835
                                                                    --------------
MULTI-UTILITIES -- 0.4%
       630,000  CenterPoint Energy Resources Corp., 6.50%, 2/1/08          633,299
       380,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37          374,913
       541,000  Consolidated Edison Co. of New York, Inc.,
                5.50%, 9/15/16                                             536,420

Shares/Principal Amount                                                      Value

     $ 600,000  Dominion Resources Inc., 4.125%, 2/15/08                  $594,373
       307,000  Dominion Resources Inc., 4.75%, 12/15/10                   299,721
       320,000  Pacific Gas & Electric Co., 6.05%, 3/1/34                  318,284
       194,000  Pacific Gas & Electric Co., 5.80%, 3/1/37                  186,036
                                                                    --------------
                                                                         2,943,046
                                                                    --------------
MULTILINE RETAIL -- 0.1%
       209,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12            205,829
       300,000  May Department Stores Co. (The), 3.95%, 7/15/07            299,389
                                                                    --------------
                                                                           505,218
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 0.6%
       290,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17            285,522
       308,000  Devon Financing Corp., ULC, 7.875%, 9/30/31                364,245
       935,000  Enterprise Products Operating L.P., 4.95%,
                6/1/10(2)                                                  920,613
       311,000  Enterprise Products Operating L.P., 6.65%,
                10/15/34(2)                                                315,497
       430,000  Nexen Inc., 6.40%, 5/15/37                                 419,908
       729,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11          741,911
       407,000  XTO Energy Inc., 5.30%, 6/30/15                            393,887
       324,000  XTO Energy Inc., 6.10%, 4/1/36(2)                          311,866
                                                                    --------------
                                                                         3,753,449
                                                                    --------------
PHARMACEUTICALS -- 0.2%
       580,000  Abbott Laboratories, 5.875%, 5/15/16                       589,652
       265,000  Schering-Plough Corp., 5.55%, 12/1/13                      267,337
       634,000  Wyeth, 5.95%, 4/1/37                                       616,274
                                                                    --------------
                                                                         1,473,263
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
       580,000  ProLogis, 5.625%, 11/15/16                                 573,168
                                                                    --------------
SOFTWARE -- 0.1%
       302,000  Intuit Inc., 5.75%, 3/15/17(2)                             293,942
       649,000  Oracle Corp., 5.00%, 1/15/11                               641,591
                                                                    --------------
                                                                           935,533
                                                                    --------------
THRIFTS & MORTGAGE FINANCE(3)
       150,000  Residential Capital LLC, 6.50%, 6/1/12                     149,333
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
     $ 411,000  Nextel Communications Inc., 5.95%, 3/15/14                $399,659
       373,000  Vodafone Group plc, 5.625%, 2/27/17                        364,455
       218,000  Vodafone Group plc, 6.15%, 2/27/37                         211,048
                                                                    --------------
                                                                           975,162
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $44,711,967)                                                      44,214,392
                                                                    --------------

U.S. Government Agency Securities -- 5.7%

     4,100,000  FHLB, 4.625%, 2/1/08(5)                                  4,081,960
     4,240,000  FHLMC, 5.00%, 9/16/08(5)                                 4,224,766
     5,880,000  FHLMC, 5.25%, 5/21/09(5)                                 5,889,508
     9,570,000  FHLMC, 5.75%, 1/15/12(5)                                 9,797,431
     5,350,000  FHLMC, 4.75%, 1/19/16(5)                                 5,178,816
     1,400,000  FNMA, 4.75%, 8/3/07(5)                                   1,398,841
     3,000,000  FNMA, 4.375%, 7/17/13(5)                                 2,862,846
     6,560,000  FNMA, 5.80%, 2/9/26(5)                                   6,493,671
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $40,139,575)                                                      39,927,839
                                                                    --------------

Asset-Backed Securities(4) -- 3.5%

       728,632  Accredited Mortgage Loan Trust, Series 2006-1,
                Class A1, VRN, 5.38%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.06% with no caps              729,146
     1,311,514  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 5.36%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(5)         1,312,330
     1,001,399  Argent Securities Inc., Series 2006 M3, Class
                A2A, VRN, 5.37%, 6/25/07, resets monthly off the
                1-month LIBOR plus 0.05% with no caps(5)                 1,002,072
     2,573,758  Capital One Prime Auto Receivables Trust, Series
                2004-2, Class A4, VRN, 5.38%, 6/15/07, resets
                monthly off the 1-month LIBOR plus 0.06% with no
                caps(5)                                                  2,576,319
       421,527  Centex Home Equity, Series 2006 A, Class AV1,
                VRN, 5.37%, 6/25/07, resets monthly off the
                1-month LIBOR plus 0.05% with no caps                      421,802

Shares/Principal Amount                                                      Value

   $ 2,200,000  Citibank Credit Card Issuance Trust, Series 2007
                A2, Class A2, VRN, 5.35%, 8/21/07, resets
                quarterly off the 3-month LIBOR minus 0.01% with
                no caps(5)                                             $ 2,203,155
       427,610  CNH Equipment Trust, Series 2004 A, Class A3A,
                VRN, 5.39%, 6/15/07, resets monthly off the
                1-month LIBOR plus 0.07% with no caps                      427,905
       579,564  Countrywide Asset-Backed Certificates, Series
                2006-6, Class 2A1, VRN, 5.39%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.07% with no
                caps                                                       579,945
     3,439,931  Countrywide Asset-Backed Certificates, Series
                2006-22, Class 2A1, VRN, 5.37%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.05% with no
                caps(5)                                                  3,444,164
       244,029  Countrywide Asset-Backed Certificates, Series
                2006 BC2, Class 2A1, VRN, 5.36%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.04% with no
                caps                                                       244,194
     1,114,463  Credit-Based Asset Servicing and Securitization,
                Series 2006 CB3, Class AV1, VRN, 5.38%, 6/25/07,
                resets monthly off the 1-month LIBOR plus 0.06%
                with no caps(5)                                          1,115,203
     1,692,860  First Franklin Mortgage Loan Asset Backed
                Certificates, Series 2006 FF11, Class 2A1, VRN,
                5.36%, 6/25/07, resets monthly off the 1-month
                LIBOR plus 0.04% with no caps(5)                         1,693,913
       283,020  IndyMac Residential Asset Backed Trust, Series
                2006 B, Class 2A1, VRN, 5.38%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.06% with no
                caps                                                       283,221
       373,682  Long Beach Mortgage Loan Trust, Series 2006-2,
                Class 2A1, VRN, 5.39%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.07% with no caps              373,941

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

   $ 1,709,159  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 5.36%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(5)       $ 1,709,337
        97,543  Nomura Home Equity Loan, Inc., Series 2006 HE1,
                Class A1, VRN, 5.40%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.08% with no caps               97,587
       211,151  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                Class A1, VRN, 5.38%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.06% with no caps              211,192
       295,671  Residential Asset Securities Corp., Series 2004
                KS2, Class MI1, 4.71%, 3/25/34                             283,045
       930,599  SLC Student Loan Trust, Series 2006-2, Class A1,
                VRN, 5.33%, 6/15/07, resets quarterly off the
                3-month LIBOR minus 0.02% with no caps(5)                  931,138
     1,130,000  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 5.35%, 7/25/07, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps(5)                1,130,781
       193,759  SLM Student Loan Trust, Series 2006-7, Class A1,
                VRN, 5.32%, 7/25/07, resets quarterly off the
                3-month LIBOR minus 0.04% with no caps                     193,858
     3,000,000  SLM Student Loan Trust, Series 2006-10, Class
                A2, VRN, 5.37%, 7/25/07, resets quarterly off
                the 3-month LIBOR plus 0.01% with no caps(5)             3,002,847
       973,479  Soundview Home Equity Loan Trust, Series 2006-3,
                Class A1, VRN, 5.36%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(5)           973,844
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $24,933,263)                                                      24,940,939
                                                                    --------------

Shares/Principal Amount                                                      Value

Commercial Paper(8) -- 1.5%

   $ 3,500,000  Allied Irish Banks N.A., 5.16%, 8/9/07 (Acquired
                3/23/07, Cost $3,430,268)(5)(7)                        $ 3,464,668
     3,500,000  HBOS Treasury Services plc, 5.22%, 6/22/07(5)            3,489,283
     3,500,000  UBS Finance LLC, 5.22%, 6/1/07(5)                        3,500,000
                                                                    --------------
TOTAL COMMERCIAL PAPER
(Cost $10,454,728)                                                      10,453,951
                                                                    --------------

Sovereign Governments & Agencies -- 1.1%

          Euro  Bundesschatzanweisungen, 3.25%, 6/13/08
     2,800,000                                                           3,727,177
      $ 77,000  Hydro Quebec, 8.40%, 1/15/22                                98,764
           JPY  KfW, VRN, 0.46%, 8/8/07, resets quarterly off
   400,000,000  the 3-month JPY LIBOR minus 0.22% with no caps           3,289,026
     $ 685,000  Province of Quebec, 5.00%, 7/17/09                         682,559
                                                                    --------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $7,831,507)                                                        7,797,526
                                                                    --------------

Certificates of Deposit -- 0.5%

     3,500,000  Canadian Imperial Bank of Commerce (New York),
                5.28%, 6/22/07(5)
(Cost $3,500,000)                                                        3,499,888
                                                                    --------------

Municipal Securities -- 0.3%

       800,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33(5)           744,944
     3,000,000  Gulf Gate Apartments Rev., VRDN, 5.40%, 6/7/07
                (Acquired 9/29/03 - 11/10/03, Cost
                $3,000,000)(5)(7)                                        3,000,000
     1,090,000  Orange County Housing Finance Auth. Rev., Series
                2002 B, (Millenia), VRDN, 5.35%, 6/6/07 (LOC:
                Keybank N.A.)(5)                                         1,090,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $4,890,899)                                                        4,834,944
                                                                    --------------

------

Strategic Allocation: Conservative

Shares/Principal Amount                                                      Value

Temporary Cash Investments -- 9.6%

Repurchase Agreement, Credit Suisse First Boston Corp.,
(collateralized by various U.S. Treasury obligations,
5.25% - 8.125%, 8/15/21 - 11/15/28, valued at $36,264,305), in a joint trading account at 5.03%, dated 5/31/07, due 6/1/07
(Delivery value $35,604,974)(5)                                       $ 35,600,000
Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.00%,
1/15/14, valued at $33,017,073), in a joint trading account at
5.00%, dated 5/31/07, due 6/1/07 (Delivery value $32,404,500)(5)        32,400,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $68,000,000)                                                      68,000,000
                                                                    --------------

Shares/Principal Amount                                                      Value

Temporary Cash Investments - Securities Lending Collateral(9) -- 15.1%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.28%, dated 5/31/07,
due 6/1/07 (Delivery value $25,003,667)                               $ 25,000,000
Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07,
due 6/1/07 (Delivery value $81,355,712)                                 81,343,736
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $106,343,736)                                                    106,343,736
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 121.7%
(Cost $781,355,893)                                                    859,138,008
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (21.7)%                              (153,205,275)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                           $ 705,932,733
                                                                    ==============

Futures Contracts
                                                 Underlying Face     Unrealized
Contracts Purchased           Expiration Date    Amount at Value     Gain (Loss)

     420  U.S. Treasury
          2-Year Notes        September 2007       $85,594,688       $ (73,133)

     308  U.S. Treasury
          5-Year Notes        September 2007       32,166,750         (39,193)
                                                  ------------      ------------
                                                  $117,761,438       $(112,326)
                                                  ============      ============

                                                 Underlying Face     Unrealized
Contracts Sold                Expiration Date    Amount at Value     Gain (Loss)

     100  U.S. Long Bond      September 2007       $10,912,500        $(4,699)

     525  U.S. Treasury
          10-Year Notes       September 2007       55,846,875          59,694
                                                  ------------      ------------
                                                   $66,759,375         $54,995
                                                  ============      ============

------

Strategic Allocation: Conservative

Swap Agreements

Notional                                                             Unrealized
Amount         Description of Agreement          Expiration Date     Gain (Loss)

CREDIT DEFAULT

   $1,450,000  Pay quarterly a fixed rate          March 2012          $18,831
               equal to 0.46% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of
               Centex Corp., par value of the
               proportional notional amount.
    1,960,000  Pay quarterly a fixed rate          March 2012          13,940
               equal to 0.55% multiplied by
               the notional amount and
               receive from Deutsche Bank
               Securities Inc. upon each
               default event of Lennar Corp.,
               par value of the proportional
               notional amount.
    7,700,000  Pay quarterly a fixed rate           June 2012          (7,096)
               equal to 0.35% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of one
               of the issues of Dow Jones CDX
               N.A. Investment Grade 8, par
               value of the proportional
               notional amount.
    4,500,000  Pay quarterly a fixed rate           June 2012          (9,539)
               equal to 0.57% multiplied by
               the notional amount and
               receive from Deutsche Bank
               Securities AG. upon each
               default event of Darden
               Restaurants, Inc., par value
               of the proportional notional
               amount.
    3,200,000  Pay quarterly a fixed rate          March 2017          (8,588)
               equal to 0.12% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of
               Pfizer Inc., par value of the
               proportional notional amount.

INTEREST RATE

    3,596,000  Receive semiannually a fixed       November 2030        41,901
               rate equal to 5.6965% and pay
               quarterly a variable rate
               based on the 3-month LIBOR
               with Barclays Bank plc.
                                                                    ------------
                                                                       $49,449
                                                                    ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

CDX = Credit Derivative Indexes

CVA = Certificaten Van Aandelen

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MSCI = Morgan Stanley Capital International

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) Category is less than 0.05% of total net assets.

(4) Final maturity indicated, unless otherwise noted.

(5) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(6) Forward commitment.

(7) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2007, was
$19,035,298, which represented 2.7% of total net assets.

(8) The rate indicated is yield to maturity at purchase.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of May 31, 2007, securities with an aggregate value of $535,021, which represented 0.1% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------

PERFORMANCE
Strategic Allocation: Moderate

Total Returns as of May 31, 2007
                                              Average Annual Returns
                       6                    5       10        Since     Inception
                       months(1)   1 year   years   years   Inception      Date

INVESTOR CLASS           8.46%     17.21%   9.42%   8.57%     8.84%      2/15/96

S&P 500 INDEX(2)         10.29%    22.79%   9.45%   7.78%     9.66%         --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX               0.65%      6.70%   4.78%   6.20%    6.10%(3)       --

90-DAY U.S. TREASURY
BILL INDEX(2)            2.40%      4.88%   2.61%   3.57%     3.75%         --

Institutional Class      8.57%     17.45%   9.63%     --      6.18%       8/1/00

Advisor Class            8.34%     16.94%   9.16%   8.29%     8.49%      10/2/96

A Class
 No sales charge*
 With sales              8.32%     16.92%     --      --      12.50%
 charge*                 2.08%     10.19%     --      --      10.05%     9/30/04

B Class
 No sales charge*
 With sales              7.94%     16.07%     --      --      11.69%
 charge*                 2.94%     12.07%     --      --      10.74%     9/30/04

C Class
 No sales charge*
 With sales              7.92%     16.05%   8.38%     --      8.22%
 charge*                 6.92%     16.05%   8.38%     --      8.22%      10/2/01

R Class                  8.07%     16.51%     --      --      11.52%     8/29/03

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Moderate

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1997

One-Year Returns Over 10 Years
Periods ended May 31
                 1998     1999     2000      2001       2002     2003     2004    2005     2006       2007

Investor Class  20.24%    5.76%   18.70%    -0.51%     -3.38%   -1.83%   14.50%  8.41%     9.82%     17.21%

S&P 500 Index   30.69%   21.03%   10.48%    -10.55%   -13.85%   -8.06%   18.33%  8.24%     8.64%     22.79%

Citigroup US
Broad
Investment-Grade
Bond Index      10.99%    4.33%    2.01%    13.21%     8.06%    11.54%   -0.39%  7.03%    -0.46%     6.70%

90-Day U.S.
Treasury Bill
Index            5.13%    4.59%    5.29%     5.44%     2.30%     1.39%   0.94%   2.05%     3.84%     4.88%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-
2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Moderate

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Moderate returned 8.46%* for the six months ended May
31, 2007. The fund's performance reflected the generally positive returns in the global financial markets, as well as the fund's broad asset allocation.

Strategic Allocation: Moderate's neutral asset mix is 63% stocks, 31% bonds, and 6% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

From a tactical perspective, the portfolio retained a slightly overweight position in bonds and a corresponding underweight position in stocks throughout the six-month period, with a neutral position in cash-equivalents.
This modestly defensive posture, which we put in place in the latter half of
2006, reflected our expectations for a softer economy, weaker corporate earnings, and a declining U.S. dollar.

MODEST UNDERWEIGHT IN U.S. STOCKS

Our slight underweight in domestic stocks during the reporting period reflected our view that declining profit margins and decelerating earnings growth could put downward pressure on the stock market in 2007. So far, however, earnings have remained resilient, and stocks have continued to perform well.

We remained overweight in large-cap stocks, which tend to hold up better in a weaker economic environment because of their relatively consistent cash flows, and underweight in mid- and smaller-company issues. Results from this positioning were generally positive -- our large-cap overweight helped as large-cap stocks posted strong gains, and although our mid-cap underweight hurt as mid-cap shares outperformed, we benefited from strong stock selection in this segment of the market.

In terms of growth and value stocks, we were neutral overall during the reporting period after holding an overweight position in growth and an underweight in value for much of 2006.

MODEST OVERWEIGHT IN BONDS

Our overweight position in fixed-income securities detracted somewhat from performance as bonds underperformed both stocks and cash-equivalents during the reporting period. The portfolio remained neutral in high-quality U.S.
bonds; the overweight consisted entirely of our position in international bonds, which was based on our expectations for a declining dollar given weaker economic activity domestically and expanding economies overseas.

Asset Allocation as of May 31, 2007
                                                % of net assets

U.S. Stocks                                          44.6%
U.S. Bonds                                           32.1%
Foreign Stocks & Rights(1)                           19.6%
Money Market Securities                              6.7%
Foreign Bonds                                        1.7%
Other(2)                                            (4.7)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

Fund's Top Five U.S. Stocks as of May 31, 2007
                                % of fund's
                                U.S. stocks     % of net assets

Exxon Mobil Corp.                   3.3%             1.5%
Citigroup Inc.                      2.5%             1.1%
Bank of America Corp.               2.3%             1.0%
JPMorgan Chase & Co.                1.9%             0.9%
Hewlett-Packard Co.                 1.7%             0.8%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Strategic Allocation: Moderate

Domestically, we held an underweight in corporate bonds, a defensive position designed to protect against "event risk" -- the risk of a leveraged buyout, share buyback, or special dividend that benefits stockholders at the expense of bondholders. Our underweight in high-yield corporate bonds weighed on results as this segment of the bond market outperformed significantly. The portfolio benefited from its overweight position in fixed-rate mortgage-backed securities, which were the best performers among investment-grade bonds.

FOREIGN STOCKS IN NEUTRAL

In the international stock portion, we maintained a neutral position throughout the reporting period. We favored international investments because of our expectations for a decline in the U.S. dollar, but we were also concerned that the economic slowdown in the U.S. could spread to the rest of the world. Consequently, we stayed neutral in foreign equities.

Two-thirds of the foreign stock component was invested in developed markets, primarily in Europe and Asia. Emerging markets comprised the remaining one-third, and our exposure added value as emerging markets outperformed developed markets.

STARTING POINT FOR NEXT REPORTING PERIOD

We intend to maintain the portfolio's current positioning as of May 31, 2007.
Although corporate earnings have been stronger than expected, the dollar's decline has played a key role -- 49% of the sales for the companies in the S&P
500 Index come from foreign operations, and a weaker dollar makes those overseas revenues worth more at home.

Going forward, however, we expect the economic slowdown of the past year to take its toll on corporate profits. Consumer spending, which has been supported entirely by higher wages, faces a series of headwinds -- rising interest rates, higher gas prices, and declining mortgage equity withdrawals as the housing market slumps.

We have also seen an increase in market volatility over the last six months, and we expect that to continue in the coming months. This environment reinforces our conservative tactical positioning -- slightly underweight in stocks and a modest overweight in bonds.

Fund's U.S. Bonds as of May 31,2007
                                                  % of fund's
                                                  U.S. bonds

U.S. Government Agency
Mortgage-Backed Securities                           28.7%
U.S. Treasury Securities                             20.1%
Corporate Bonds                                      17.4%
U.S. Government Agency Securities                    14.7%
Collateralized Mortgage Obligations                  11.2%
Asset-Backed Securities                              7.4%
Municipal Securities                                 0.5%

Fund's Top Five Foreign Stocks as of May 31, 2007
                                % of fund's          % of
                               foreign stocks     net assets

Nintendo Co., Ltd. ORD              2.1%             0.4%
Roche Holding AG ORD                1.7%             0.3%
EnCana Corp.                        1.5%             0.3%
Accenture Ltd. Cl A                 1.5%             0.3%
Royal Dutch Shell plc ADR           1.5%             0.3%

Geographic Composition of Fund's Foreign Stocks as of May 31,
2007
                                                  % of fund's
                                                foreign stocks

Europe                                               47.3%
Asia/Pacific                                         34.5%
Americas (excluding U.S.)                            15.0%
Africa                                               3.2%

------

SCHEDULE OF INVESTMENTS
Strategic Allocation: Moderate

MAY 31, 2007 (UNAUDITED)

Shares/Principal Amount                                                      Value

Common Stocks & Rights -- 64.0%

AEROSPACE & DEFENSE -- 1.7%
          174,474  BE Aerospace, Inc.(1)(2)                            $ 6,680,608
           60,513  Boeing Co.                                            6,087,002
           45,400  Finmeccanica SpA ORD                                  1,428,192
           57,713  Lockheed Martin Corp.                                 5,661,645
           35,400  Northrop Grumman Corp.                                2,676,594
           77,400  Precision Castparts Corp.                             9,253,945
           50,700  United Technologies Corp.                             3,576,885
                                                                    --------------
                                                                        35,364,871
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.3%
            4,182  C.H. Robinson Worldwide Inc.                            226,581
            7,445  FedEx Corporation                                       831,011
           74,288  United Parcel Service, Inc. Cl B                      5,346,507
                                                                    --------------
                                                                         6,404,099
                                                                    --------------
AIRLINES -- 0.4%
        1,723,000  AirAsia Bhd ORD(1)                                      993,697
           28,300  Continental Airlines Inc. Cl B(1)(2)                  1,136,811
           15,800  Korean Air Lines Co., Ltd. ORD                          936,221
            4,319  LAN Airlines SA ADR(2)                                  347,334
              269  LAN Airlines SA Rights(2)                                    --
           38,120  Ryanair Holdings plc ADR(1)(2)                        1,573,975
          195,676  Southwest Airlines Co.                                2,800,124
          174,084  Turk Hava Yollari Anonim Ortakligi ORD(1)             1,109,909
                                                                    --------------
                                                                         8,898,071
                                                                    --------------
AUTO COMPONENTS -- 0.3%
           12,200  Autoliv, Inc.                                           728,340
           22,100  BorgWarner Inc.                                       1,859,936
           59,100  Goodyear Tire & Rubber Co. (The)(1)                   2,096,277
           73,300  Hankook Tire Co. Ltd. ORD                             1,180,602
           39,739  Nokian Renkaat Oyj ORD(2)                             1,384,791
                                                                    --------------
                                                                         7,249,946
                                                                    --------------
AUTOMOBILES -- 0.3%
           16,940  DaimlerChrysler AG ORD                                1,553,270
           24,340  Fiat SpA ORD                                            696,883
          171,000  Isuzu Motors Ltd. ORD                                   833,290
          367,500  PT Astra International Tbk ORD                          682,791
           56,900  Toyota Motor Corp. ORD                                3,413,345
                                                                    --------------
                                                                         7,179,579
                                                                    --------------

Shares/Principal Amount                                                      Value

BEVERAGES -- 0.9%
           67,600  Anheuser-Busch Companies, Inc.                      $ 3,605,784
           78,278  Coca-Cola Company (The)                               4,147,951
           93,900  Coca-Cola Enterprises Inc.                            2,192,565
           55,193  Compania Cervecerias Unidas SA ORD                      388,535
           25,900  Heineken N.V. ORD                                     1,508,882
            8,300  Molson Coors Brewing Co.                                760,031
           83,700  Pepsi Bottling Group Inc.                             2,928,663
           68,300  PepsiCo, Inc.                                         4,666,939
                                                                    --------------
                                                                        20,199,350
                                                                    --------------
BIOTECHNOLOGY -- 0.6%
            1,980  Actelion Ltd. ORD(1)(2)                                 432,701
          120,774  Amgen Inc.(1)                                         6,803,200
           22,647  Biogen Idec Inc.(1)                                   1,182,626
           13,200  Celgene Corp.(1)                                        808,368
           18,500  Cephalon, Inc.(1)(2)                                  1,535,685
           26,110  CSL Ltd. ORD                                          1,928,222
            8,008  Gilead Sciences, Inc.(1)                                662,822
                                                                    --------------
                                                                        13,353,624
                                                                    --------------
BUILDING PRODUCTS -- 0.1%
           31,500  Daikin Industries Ltd. ORD                            1,151,902
           22,300  Masco Corp.                                             673,683
                                                                    --------------
                                                                         1,825,585
                                                                    --------------
CAPITAL MARKETS -- 2.2%
           32,100  Ameriprise Financial Inc.                             2,017,485
           50,000  Bank of New York Co., Inc. (The)                      2,028,000
           47,190  Credit Suisse Group ORD                               3,587,780
           48,246  Goldman Sachs Group, Inc. (The)                      11,136,142
           32,540  Julius Baer Holding AG ORD                            2,475,292
          224,240  Man Group plc ORD                                     2,612,252
           13,883  Mellon Financial Corp.                                  601,550
           56,402  Merrill Lynch & Co., Inc.                             5,230,157
          135,702  Morgan Stanley                                       11,540,099
            6,300  Nuveen Investments Inc. Cl A(2)                         345,618
           98,900  Schwab (Charles) Corp.                                2,222,283
           14,100  SEI Investments Co.                                     870,393
           18,184  UBS AG ORD                                            1,185,849
                                                                    --------------
                                                                        45,852,900
                                                                    --------------
CHEMICALS -- 1.1%
           14,480  BASF AG ORD                                           1,793,134
           39,393  Celanese Corp., Series A                              1,433,511
           41,700  du Pont (E.I.) de Nemours & Co.                       2,181,744

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

           18,950  H.B. Fuller Company                                    $516,388
            7,970  Linde AG ORD(1)(2)                                      880,592
           64,552  Lyondell Chemical Co.                                 2,399,398
           17,544  Minerals Technologies Inc.(2)                         1,115,974
           63,766  Monsanto Co.                                          3,927,985
           26,000  Mosaic Co. (The)(1)(2)                                  913,380
           35,900  PPG Industries, Inc.                                  2,735,221
           13,985  Syngenta AG ORD                                       2,632,175
           42,700  Terra Industries Inc.(1)(2)                             827,953
            8,100  Umicore ORD                                           1,728,664
           18,900  Yara International ASA ORD                              547,706
                                                                    --------------
                                                                        23,633,825
                                                                    --------------
COMMERCIAL BANKS -- 3.5%
           83,088  Anglo Irish Bank Corp. plc ORD                        1,950,749
           90,920  Banco Bilbao Vizcaya Argentaria SA ORD                2,297,326
           26,254  Banco Macro SA ADR(2)                                   937,793
           68,900  Banco Popolare di Verona e Novara Scrl ORD(2)         2,093,200
          120,213  Barclays plc ORD                                      1,718,083
           41,400  BB&T Corporation                                      1,743,354
          222,000  Bumiputra - Commerce Holdings Bhd ORD                   777,343
        1,367,000  China Construction Bank Cl H ORD                        819,307
          572,000  China Merchants Bank Co. Ltd. Cl H ORD                1,476,058
          749,040  Chinatrust Financial Holding Co. ORD                    567,987
           27,554  Erste Bank der Oesterreichischen Sparkassen
                   AG ORD(1)(2)                                          2,161,328
           39,200  Fifth Third Bancorp                                   1,660,512
          230,448  Grupo Financiero Banorte, SAB de CV ORD               1,077,080
          136,450  HSBC Holdings plc ORD                                 2,522,760
           32,623  ICICI Bank Ltd. ADR(2)                                1,551,224
           16,760  KBC Groupe ORD                                        2,312,476
            7,897  Komercni Banka AS ORD                                 1,445,654
          118,500  Malaysian Plantations Bhd ORD(1)                        101,118
           27,000  Marshall & Ilsley Corp.                               1,295,730
              125  Mitsubishi UFJ Financial Group, Inc. ORD              1,438,080
           67,130  National Australia Bank Ltd. ORD                      2,364,814
           59,750  National Bank of Greece SA ORD(1)                     3,567,736
           37,600  National City Corp.                                   1,300,584
           19,900  PNC Financial Services Group                          1,468,620

Shares/Principal Amount                                                      Value

        3,795,500  PT Bank Mandiri Tbk ORD                             $ 1,397,459
          166,628  Royal Bank of Scotland Group plc ORD                  2,069,747
              230  Sberbank RF ORD(1)                                      814,200
           28,455  Shinhan Financial Group Co., Ltd. ORD                 1,756,595
           11,358  Societe Generale ORD(2)                               2,212,626
            7,761  South Financial Group Inc. (The)                        184,712
           25,500  SunTrust Banks, Inc.                                  2,276,895
           45,840  Swedbank AB Cl A ORD                                  1,689,240
          407,689  Turkiye Garanti Bankasi AS ORD                        2,243,450
          124,400  U.S. Bancorp                                          4,301,752
           63,000  Wachovia Corp.                                        3,413,970
          349,502  Wells Fargo & Co.                                    12,613,526
                                                                    --------------
                                                                        73,623,088
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
            6,880  Adecco SA ORD(2)                                        501,737
          131,854  Capita Group plc ORD                                  1,934,047
           20,900  Corrections Corp. of America(1)(2)                    1,354,320
           19,600  Pitney Bowes, Inc.                                      935,900
           41,200  R.R. Donnelley & Sons Company                         1,764,184
           44,850  Republic Services, Inc.                               1,358,058
           41,600  TeleTech Holdings Inc.(1)(2)                          1,463,488
           80,000  Waste Management, Inc.                                3,093,600
                                                                    --------------
                                                                        12,405,334
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 1.2%
          504,890  Cisco Systems Inc.(1)                                13,591,639
          252,000  Gemtek Technology Corp. ORD                             707,141
           12,109  Interdigital Communications Corp.(1)                    394,148
          101,800  Juniper Networks, Inc.(1)                             2,484,938
           69,000  Motorola, Inc.                                        1,255,110
           67,730  Nokia Oyj ORD                                         1,854,441
           41,500  QUALCOMM Inc.                                         1,782,425
           21,678  Riverbed Technology, Inc.(1)(2)                         904,189
          394,200  Telefonaktiebolaget LM Ericsson Cl B ORD              1,495,383
          162,000  Vtech Holdings Ltd. ORD                               1,182,557
                                                                    --------------
                                                                        25,651,971
                                                                    --------------
COMPUTERS & PERIPHERALS -- 1.5%
           81,838  Apple Inc.(1)                                         9,948,227
           83,200  Dell Inc.(1)                                          2,235,584
          349,463  Hewlett-Packard Co.                                  15,973,954
           14,846  NCR Corp.(1)                                            796,785

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

           13,900  Network Appliance, Inc.(1)                             $447,441
          335,000  Quanta Computer Inc. ORD                                507,038
          705,000  Wistron Corp. ORD                                     1,190,828
                                                                    --------------
                                                                        31,099,857
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 0.8%
           83,074  Chicago Bridge & Iron Company New York Shares         3,236,563
           17,092  EMCOR Group Inc.(1)(2)                                1,121,064
           48,101  Foster Wheeler Ltd.(1)                                4,980,378
           16,110  Hochtief AG ORD                                       1,867,318
          684,000  Midas Holdings Ltd. ORD                                 985,749
           14,652  Perini Corp.(1)(2)                                      805,860
          102,660  Quanta Services, Inc.(1)(2)                           3,080,827
                                                                    --------------
                                                                        16,077,759
                                                                    --------------
CONSTRUCTION MATERIALS -- 0.3%
          840,410  Asia Cement Corp. ORD                                   938,736
          302,000  China National Building Material Co. Ltd.
                   Cl H ORD                                                437,037
          281,000  Corporacion Moctezuma, SAB de CV ORD                    837,197
           26,320  Holcim Ltd. ORD                                       2,910,838
           17,512  Pretoria Portland Cement Co. Ltd. ORD                 1,241,271
                                                                    --------------
                                                                         6,365,079
                                                                    --------------
CONSUMER FINANCE -- 0.4%
           60,851  American Express Co.                                  3,954,098
           48,388  AmeriCredit Corp.(1)(2)                               1,284,701
           11,510  ORIX Corp. ORD                                        3,083,458
                                                                    --------------
                                                                         8,322,257
                                                                    --------------
CONTAINERS & PACKAGING -- 0.2%
           31,800  Bemis Co., Inc.                                       1,069,434
           27,500  Owens-Illinois Inc.(1)                                  935,000
           36,324  Rock-Tenn Co. Cl A(2)                                 1,268,434
           17,766  Sonoco Products Co.                                     769,268
                                                                    --------------
                                                                         4,042,136
                                                                    --------------
DISTRIBUTORS(3)
            6,800  Genuine Parts Company                                   348,976
                                                                    --------------
DIVERSIFIED -- 0.3%
           53,946  iShares MSCI Japan Index Fund(2)                        788,691
           10,500  iShares Russell 1000 Growth Index Fund(2)               633,780
           32,500  Standard and Poor's 500 Depositary Receipt(2)         4,988,750
                                                                    --------------
                                                                         6,411,221
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
           53,200  H & R Block, Inc.                                     1,260,308
            3,398  ITT Educational Services Inc.(1)                        384,620

Shares/Principal Amount                                                      Value

            5,380  MegaStudy Co., Ltd. ORD                                $998,679
           54,718  Sotheby's(2)                                          2,597,463
                                                                    --------------
                                                                         5,241,070
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 3.4%
          425,178  Bank of America Corp.                                21,560,776
          433,854  Citigroup Inc.                                       23,640,705
           10,930  Deutsche Boerse AG ORD                                2,587,039
           37,633  ING Groep N.V. CVA                                    1,676,469
          354,201  JPMorgan Chase & Co.                                 18,358,238
           65,187  McGraw-Hill Companies, Inc. (The)                     4,583,298
                                                                    --------------
                                                                        72,406,525
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
          353,408  AT&T Inc.                                            14,609,887
          358,502  Axtel, SAB de CV ORD(1)                               1,865,842
           19,800  BCE Inc. ORD                                            730,721
          214,780  BT Group plc ORD                                      1,400,892
            1,831  CenturyTel Inc.                                          90,488
           34,700  Cogent Communications Group, Inc.(1)                    995,890
           16,430  Hellenic Telecommunications Organization SA
                   ORD(1)                                                  523,906
           79,500  LG Dacom Corp. ORD                                    1,927,117
          555,000  PT Telekomunikasi Indonesia Tbk ORD                     600,459
           56,120  Telenor ASA ORD                                       1,091,186
          110,998  Telkom SA Ltd. ORD                                    2,671,891
          153,154  Verizon Communications Inc.                           6,666,794
                                                                    --------------
                                                                        33,175,073
                                                                    --------------
ELECTRIC UTILITIES -- 0.9%
           16,500  Allegheny Energy, Inc.(1)                               880,935
           34,740  CEZ AS ORD(1)                                         1,775,012
           11,100  Duke Energy Corp.                                       216,894
            6,795  El Paso Electric Co.(1)(2)                              184,892
           36,493  Entergy Corp.                                         4,120,059
           71,799  Equatorial Energia SA ORD                               728,731
           44,900  Exelon Corporation                                    3,502,200
           62,700  PPL Corporation                                       2,881,692
          109,638  Reliant Energy, Inc.(1)(2)                            2,808,926
        1,365,143  Unified Energy System ORD(1)                          1,688,682
                                                                    --------------
                                                                        18,788,023
                                                                    --------------
ELECTRICAL EQUIPMENT -- 1.4%
            5,200  ABB India Ltd. ORD                                      591,841
          112,670  ABB Ltd. ORD(2)                                       2,409,365
           44,049  Acuity Brands Inc.(2)                                 2,674,215
            7,430  ALSTOM Co. ORD(1)                                     1,176,611
            8,635  Bharat Heavy Electricals Ltd. ORD                       299,183

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

           68,400  Cooper Industries, Ltd. Cl A                        $ 3,664,872
          106,000  Emerson Electric Co.                                  5,135,700
           13,100  First Solar Inc.(1)(2)                                  891,324
           14,100  General Cable Corp.(1)(2)                               960,915
           25,692  Hubbell Inc. Cl B                                     1,447,230
          249,000  Mitsubishi Electric Corp. ORD                         2,277,402
           21,150  Q-Cells AG ORD(1)(2)                                  1,764,289
           34,445  Roper Industries Inc.(2)                              2,010,210
           14,110  Schneider Electric SA ORD                             2,036,825
           45,700  Vestas Wind Systems AS ORD(1)                         3,210,869
                                                                    --------------
                                                                        30,550,851
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
           18,975  Avnet Inc.(1)                                           812,889
          525,600  Hon Hai Precision Industry Co., Ltd. ORD              3,715,077
           20,000  Ibiden Co. Ltd. ORD                                   1,079,793
              196  Molex Inc.                                                5,829
            4,900  Murata Manufacturing Co. Ltd. ORD                       346,290
           14,333  Sunpower Corp. Cl A(1)(2)                               765,526
                                                                    --------------
                                                                         6,725,404
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 0.8%
           37,400  Acergy SA                                               843,488
           90,020  Aker Kvaerner ASA ORD(2)                              2,209,373
           33,600  Cameron International Corp.(1)                        2,382,240
           13,978  Core Laboratories N.V.(1)                             1,284,998
           33,385  Dresser-Rand Group Inc.(1)                            1,188,506
            9,575  Halliburton Co.                                         344,221
           24,100  Helmerich & Payne, Inc.                                 816,749
           33,566  National Oilwell Varco, Inc.(1)                       3,170,308
           42,131  OAO TMK GDR(1)                                        1,537,782
           80,614  Saipem SpA ORD(2)                                     2,519,574
           15,100  Schlumberger Ltd.                                     1,175,837
                                                                    --------------
                                                                        17,473,076
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.2%
          172,491  Cencosud SA ORD                                         695,740
           10,600  Costco Wholesale Corp.                                  598,582
          236,340  Kroger Co. (The)                                      7,165,829
           25,700  LAWSON Inc. ORD                                         916,575
           28,353  Safeway Inc.                                            977,611
            2,310  Shinsegae Co. Ltd. ORD                                1,654,977
           19,000  SUPERVALU INC.                                          905,160
          384,734  Tesco plc ORD                                         3,493,753
          184,106  Wal-Mart Stores, Inc.                                 8,763,445
          676,000  Wumart Stores Inc. Cl H ORD                             476,494

Shares/Principal Amount                                                      Value

           21,552  X5 Retail Group N.V. GDR(1)                            $647,638
                                                                    --------------
                                                                        26,295,804
                                                                    --------------
FOOD PRODUCTS -- 1.6%
          142,755  Campbell Soup Co.                                     5,667,373
        1,074,000  China Yurun Food Group Ltd. ORD(2)                    1,292,899
          138,300  ConAgra Foods, Inc.                                   3,526,650
          102,607  General Mills, Inc.                                   6,283,652
           26,270  Groupe Danone ORD(2)                                  4,115,215
           43,100  H.J. Heinz Co.                                        2,050,698
          161,969  JBS SA ORD(1)                                           683,144
           10,700  Kellogg Co.                                             577,586
          135,400  Kraft Foods Inc. Cl A                                 4,581,936
          391,500  Kuala Lumpur Kepong Bhd ORD                           1,543,652
           10,580  Royal Numico N.V. ORD(2)                                526,548
          108,200  Unilever N.V. New York Shares                         3,224,360
                                                                    --------------
                                                                        34,073,713
                                                                    --------------
GAS UTILITIES -- 0.1%
           14,563  Nicor Inc.(2)                                           683,733
           19,900  WGL Holdings Inc.                                       701,873
                                                                    --------------
                                                                         1,385,606
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.4%
          114,053  Baxter International Inc.                             6,482,773
            8,812  Beckman Coulter, Inc.                                   576,305
           80,311  Becton, Dickinson & Co.                               6,123,714
           33,800  DENTSPLY International Inc.                           1,221,532
            4,960  Essilor International SA Cie Generale
                   D'Optique ORD                                           596,004
           16,000  Hologic, Inc.(1)(2)                                     865,440
            4,900  Idexx Laboratories, Inc.(1)(2)                          432,621
           10,500  Intuitive Surgical Inc.(1)                            1,445,115
           27,802  Kinetic Concepts Inc.(1)(2)                           1,395,104
           44,100  Medtronic, Inc.                                       2,344,797
           22,700  Mentor Corp.(2)                                         917,988
           21,715  Mettler-Toledo International, Inc.(1)                 2,134,585
           44,800  Symmetry Medical Inc.(1)(2)                             686,784
           10,680  Synthes Inc.                                          1,331,077
           21,469  TomoTherapy Inc.(1)                                     484,770
           39,100  Zimmer Holdings Inc.(1)                               3,443,146
                                                                    --------------
                                                                        30,481,755
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.5%
           14,101  Apria Healthcare Group Inc.(1)(2)                       408,365
           41,067  Express Scripts, Inc.(1)                              4,192,941
           15,260  Fresenius Medical Care AG & Co. KGaA ORD              2,239,583

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

           20,809  Healthspring Inc.(1)(2)                                $508,156
           86,420  Humana Inc.(1)                                        5,362,361
           21,500  Laboratory Corp. of America Holdings(1)               1,692,910
           51,949  McKesson Corp.                                        3,279,540
           43,000  Medco Health Solutions Inc.(1)                        3,343,680
          468,030  Network Healthcare Holdings Ltd. ORD                  1,018,228
            6,000  Patterson Companies, Inc.(1)                            225,120
           11,900  Quest Diagnostics Inc.                                  583,338
           38,099  UnitedHealth Group Inc.                               2,086,682
            5,400  Universal Health Services, Inc. Cl B                    333,666
           11,600  VCA Antech Inc.(1)(2)                                   459,128
           56,513  WellCare Health Plans Inc.(1)(2)                      5,201,457
                                                                    --------------
                                                                        30,935,155
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
           29,470  Accor SA ORD(2)                                       2,740,240
           45,302  Choice Hotels International Inc.(2)                   1,826,577
          296,000  FU JI Food and Catering Services Holdings
                   Ltd. ORD(2)                                           1,012,128
           41,300  Hilton Hotels Corporation                             1,468,215
           16,002  International Speedway Corp.                            838,505
           30,300  Las Vegas Sands Corp.(1)(2)                           2,364,006
           66,064  McDonald's Corporation                                3,339,535
           17,895  Modetour Network Inc. ORD                               800,089
           23,100  OSI Restaurant Partners, Inc.                           940,170
           15,900  Penn National Gaming, Inc.(1)                           849,537
           24,600  Punch Taverns plc ORD                                   654,470
            1,935  Shreveport Gaming Holdings Inc.(1)                       34,404
           34,600  Speedway Motorsports Inc.(2)                          1,396,456
           39,008  WMS Industries Inc.(1)(2)                             1,652,379
                                                                    --------------
                                                                        19,916,711
                                                                    --------------
HOUSEHOLD DURABLES -- 0.9%
          149,460  Corporacion GEO, SAB de CV Series B ORD(1)              848,145
           69,603  Gafisa SA ORD                                         1,167,763
           13,950  Koninklijke Philips Electronics N.V. ORD                593,101
          103,327  LPS Brasil - Consultoria de Imoveis SA ORD(1)         1,239,795
           22,000  Makita Corp. ORD                                        914,783
          276,000  Merry Electronics Co. Ltd. ORD                          994,218

Shares/Principal Amount                                                      Value

           21,600  Mohawk Industries Inc.(1)(2)                        $ 2,204,496
          123,500  Newell Rubbermaid Inc.                                3,922,360
            4,754  NVR, Inc.(1)(2)                                       3,788,938
           36,000  Sharp Corp. ORD                                         689,292
           14,055  Snap-on Incorporated                                    759,954
           20,500  Sony Corp. ORD                                        1,180,911
           22,000  Tempur-Pedic International Inc.(2)                      557,920
          176,110  Urbi Desarrollos Urbanos, SAB de CV ORD(1)              754,083
                                                                    --------------
                                                                        19,615,759
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.5%
            5,000  Clorox Company                                          335,700
           17,476  Colgate-Palmolive Co.                                 1,170,193
           24,550  Energizer Holdings Inc.(1)                            2,431,923
           23,000  Kimberly-Clark Corp.                                  1,632,080
           52,800  Procter & Gamble Co. (The)                            3,355,440
           44,396  Reckitt Benckiser plc ORD                             2,413,236
                                                                    --------------
                                                                        11,338,572
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.7%
          167,845  AES Corp. (The)(1)                                    3,982,962
            9,200  Constellation Energy Group Inc.                         844,284
          205,700  International Power plc ORD                           1,847,594
          133,900  Tanjong plc                                             713,135
           96,191  TXU Corp.                                             6,488,083
                                                                    --------------
                                                                        13,876,058
INDUSTRIAL CONGLOMERATES -- 1.1%
           50,607  Barloworld Ltd. ORD                                   1,402,869
          346,000  General Electric Co.                                 13,002,680
          256,000  Keppel Corp. Ltd. ORD                                 1,850,885
           32,744  McDermott International, Inc.(1)                      2,554,032
           67,709  Murray & Roberts Holdings Ltd. ORD                      641,395
           13,790  Siemens AG ORD                                        1,817,155
           85,000  Tyco International Ltd.                               2,835,600
                                                                    --------------
                                                                        24,104,616
                                                                    --------------
INSURANCE -- 2.7%
           10,860  Allianz SE ORD                                        2,410,912
           48,600  Allstate Corp.                                        2,988,900
           42,000  Ambac Financial Group, Inc.                           3,763,619
           81,168  American Financial Group, Inc.                        2,893,639
           93,800  American International Group, Inc.                    6,785,491
           41,138  Arch Capital Group Ltd.(1)                            2,957,411
           69,678  Aspen Insurance Holdings Ltd.                         1,889,667

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

           69,743  AXA SA ORD(2)                                       $ 3,048,723
           94,966  Axis Capital Holdings Limited                         3,757,805
           47,724  Berkley (W.R.) Corp.                                  1,572,029
               30  Berkshire Hathaway Inc. Cl A(1)                       3,284,700
           23,400  Chubb Corp.                                           1,283,958
           90,790  Endurance Specialty Holdings Ltd.                     3,616,166
           35,500  Genworth Financial Inc. Cl A                          1,281,550
           26,200  Hartford Financial Services Group Inc. (The)          2,703,054
           46,100  LIG Non-Life Insurance Co., Ltd. ORD                    893,988
           37,400  Loews Corp.                                           1,908,522
           76,600  Marsh & McLennan Companies, Inc.                      2,514,778
              818  Odyssey Re Holdings Corp.                                35,076
           98,713  QBE Insurance Group Ltd. ORD                          2,552,055
        1,125,236  Shin Kong Financial Holding Co. Ltd. ORD              1,188,762
           20,500  Torchmark Corp.                                       1,437,255
           53,600  Travelers Companies, Inc. (The)                       2,903,512
                                                                    --------------
                                                                        57,671,572
                                                                    --------------
INTERNET & CATALOG RETAIL(3)
            3,188  Priceline.com Inc.(1)(2)                                197,146
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 0.5%
           27,000  Digital River Inc.(1)(2)                              1,388,340
           96,000  eBay Inc.(1)                                          3,125,760
           19,600  Equinix Inc.(1)(2)                                    1,712,648
            5,100  Google Inc. Cl A(1)                                   2,538,525
           16,500  SAVVIS Inc.(1)(2)                                       828,135
           65,600  Yahoo! Inc.(1)                                        1,882,720
                                                                    --------------
                                                                        11,476,128
                                                                    --------------
IT SERVICES -- 1.5%
          156,316  Accenture Ltd. Cl A                                   6,399,577
           24,839  Acxiom Corp.                                            690,524
           13,300  Cognizant Technology Solutions Corporation Cl
                   A(1)                                                  1,044,848
           26,296  Electronic Data Systems Corp.                           757,588
           17,400  Fiserv, Inc.(1)                                       1,030,950
           34,100  Gartner, Inc.(1)(2)                                     939,796
           18,500  Infosys Technologies Ltd. ORD                           879,867
          134,853  International Business Machines Corp.                14,375,330
            8,600  MasterCard Inc. Cl A(2)                               1,286,130
           83,000  Rolta India Ltd. ORD                                    945,532

Shares/Principal Amount                                                      Value

           77,418  Tata Consultancy Services Ltd. ORD                  $ 2,317,459
           30,797  Total System Services Inc.(2)                         1,022,152
                                                                    --------------
                                                                        31,689,753
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
           54,659  Hasbro, Inc.                                          1,757,287
          102,892  Mattel, Inc.                                          2,882,005
                                                                    --------------
                                                                         4,639,292
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 0.6%
           41,548  Applera Corporation - Applied Biosystems Group        1,179,548
          180,900  Thermo Fisher Scientific Inc.(1)                      9,877,140
           19,800  Waters Corp.(1)                                       1,193,940
                                                                    --------------
                                                                        12,250,628
                                                                    --------------
MACHINERY -- 1.5%
          108,798  AGCO Corp.(1)(2)                                      4,708,777
           26,300  Alfa Laval AB ORD                                     1,655,200
           14,500  Caterpillar Inc.                                      1,139,410
           13,600  Deere & Co.                                           1,638,392
           29,600  Dover Corp.                                           1,481,480
           22,000  Eaton Corp.                                           2,062,280
           13,700  Fanuc Ltd. ORD                                        1,308,193
           57,000  Force Protection Inc.(1)(2)                           1,637,040
           67,509  GEA Group AG ORD(1)                                   2,177,195
           98,000  Haitian International Holdings Ltd. ORD(1)               72,792
           43,900  Ingersoll-Rand Company Cl A                           2,253,387
           15,000  Kone Oyj ORD                                            897,886
           71,500  Lupatech SA ORD                                       1,475,904
           15,600  Manitowoc Co., Inc. (The)                             1,182,168
           41,220  Metso Oyj ORD                                         2,292,694
           16,700  Parker-Hannifin Corp.                                 1,692,712
          146,000  Sumitomo Heavy Industries Ltd. ORD                    1,659,282
           14,600  Terex Corp.(1)                                        1,237,642
           14,071  Valmont Industries, Inc.(2)                             991,865
          320,000  Yangzijiang Shipbuilding Holdings Ltd. ORD(1)           359,950
                                                                    --------------
                                                                        31,924,249
                                                                    --------------
MARINE -- 0.2%
          165,000  Nippon Yusen Kabushiki Kaisha ORD                     1,522,681
          988,000  U-Ming Marine Transport Corp. ORD(1)                  1,758,571
                                                                    --------------
                                                                         3,281,252
                                                                    --------------
MEDIA -- 1.6%
           82,022  Agora SA ORD                                          1,336,608

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

           23,499  CTC Media Inc.(1)(2)                                   $600,869
           33,780  Daily Mail and General Trust plc A Shares ORD           563,359
          106,618  DIRECTV Group, Inc. (The)(1)                          2,490,596
           99,021  EchoStar Communications Corp. Cl A(1)                 4,560,907
           19,947  Focus Media Holding Ltd. ADR(1)(2)                      882,256
           41,100  Gannett Co., Inc.                                     2,417,502
           90,580  Informa plc ORD                                       1,058,785
           15,700  Lamar Advertising Co. Cl A(2)                         1,028,350
           83,613  Liberty Global, Inc. Series A(1)(2)                   3,210,739
            5,691  Omnicom Group Inc.                                      599,262
           42,220  Regal Entertainment Group(2)                            965,994
           31,386  Sinclair Broadcast Group, Inc. Cl A(2)                  480,834
          189,900  Time Warner Inc.                                      4,058,163
           89,100  Viacom Inc. Cl B(1)                                   4,002,372
          153,610  Walt Disney Co. (The)                                 5,443,938
                                                                    --------------
                                                                        33,700,534
                                                                    --------------
METALS & MINING -- 1.1%
           30,200  Allegheny Technologies Inc.                           3,490,818
           23,088  Anglo American plc                                    1,380,238
           17,510  Anglo American plc ORD                                1,053,349
          101,979  BHP Billiton Ltd. ORD(2)                              2,662,671
          966,975  China Steel Corp. ORD                                 1,126,942
            1,304  Cleveland-Cliffs Inc.(2)                                115,130
            9,957  Impala Platinum Holdings Limited ORD                    304,680
           65,350  JSW Steel Ltd. ORD                                      981,181
           50,182  Kumba Iron Ore Ltd. ORD                               1,359,392
           33,300  Newmont Mining Corporation                            1,354,644
           38,379  Nucor Corp.                                           2,592,118
            4,289  POSCO ORD                                             2,060,864
           23,500  Rio Tinto Ltd. ORD(2)                                 1,857,685
          268,000  Sumitomo Metal Industries Ltd. ORD                    1,451,327
            5,594  United States Steel Corp.                               633,017
                                                                    --------------
                                                                        22,424,056
                                                                    --------------
MULTI-UTILITIES -- 0.3%
           30,306  Ameren Corp.                                          1,608,339
           52,100  NiSource Inc.                                         1,157,141
           57,000  Puget Energy, Inc.(2)                                 1,436,970
           27,190  Veolia Environnement ORD(2)                           2,275,450
           12,200  Wisconsin Energy Corp.                                  590,846
            7,075  XCEL Energy Inc.                                        162,371
                                                                    --------------
                                                                         7,231,117
                                                                    --------------

Shares/Principal Amount                                                      Value

MULTILINE RETAIL -- 1.2%
          234,487  Big Lots, Inc.(1)(2)                                $ 7,386,340
           34,150  Daiei Inc. (The) ORD(1)                                 366,504
           77,300  Dollar General Corp.                                  1,672,772
           37,506  Dollar Tree Stores Inc.(1)                            1,586,879
           48,070  KarstadtQuelle AG ORD(1)                              1,720,376
           49,822  Kohl's Corp.(1)                                       3,752,592
           90,891  La Polar SA ORD                                         520,514
          151,995  Lojas Renner SA ORD                                   2,529,566
          210,000  Parkson Retail Group Ltd. ORD(2)                      1,413,268
            9,200  PPR SA ORD(2)                                         1,679,218
          405,381  Ripley Corp. SA ORD                                     586,939
           35,900  Target Corp.                                          2,241,237
                                                                    --------------
                                                                        25,456,205
                                                                    --------------
OFFICE ELECTRONICS -- 0.3%
           35,800  Canon, Inc. ORD                                       2,106,402
          179,630  Xerox Corp.(1)                                        3,389,618
                                                                    --------------
                                                                         5,496,020
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 4.9%
            9,800  Anadarko Petroleum Corp.                                486,570
           29,800  Apache Corp.                                          2,406,350
          184,430  BG Group plc ORD                                      2,818,411
           48,611  BP plc ADR                                            3,257,423
           21,100  Cabot Oil & Gas Corp.                                   822,900
          183,622  Chevron Corp.                                        14,963,357
        1,216,000  China Petroleum & Chemical Corp. Cl H ORD             1,357,946
           83,253  ConocoPhillips                                        6,446,280
           29,900  Devon Energy Corporation                              2,295,722
          105,022  EnCana Corp.                                          6,448,351
           52,980  ENI SpA ORD                                           1,873,289
          371,567  Exxon Mobil Corp.                                    30,903,226
           35,780  GS Holdings Corp. ORD                                 1,831,017
           50,571  KazMunaiGas Exploration Production GDR(1)               997,766
           44,959  Marathon Oil Corp.                                    5,566,374
            5,600  Murphy Oil Corp.                                        330,400
           64,303  Oil and Gas Development Co. Ltd. GDR                  1,276,415
           15,100  Peabody Energy Corp.                                    816,004
          264,000  PetroChina Co. Ltd. Cl H ORD                            345,531
           12,000  Petroleo Brasileiro SA ADR(2)                         1,297,920
           83,900  Royal Dutch Shell plc ADR(2)                          6,233,770
           17,500  Southwestern Energy Company(1)(2)                       833,000
          107,550  Statoil ASA ORD(2)                                    2,938,354
           26,855  Tesoro Corp.(2)                                       1,661,787

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

           48,480  Total SA ORD                                        $ 3,652,735
           19,764  Valero Energy Corp.                                   1,474,790
           47,000  XTO Energy Inc.                                       2,726,470
                                                                    --------------
                                                                       106,062,158
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.3%
        1,338,598  Masisa SA ORD                                           365,466
            9,800  MeadWestvaco Corp.                                      343,000
          737,001  Nine Dragons Paper Holdings Ltd. ORD                  1,542,242
           57,946  Sappi Ltd. ORD                                        1,081,963
           40,100  Weyerhaeuser Co.                                      3,286,596
                                                                    --------------
                                                                         6,619,267
                                                                    --------------
PERSONAL PRODUCTS -- 0.1%
            2,513  Amorepacific Corp. ORD                                2,111,765
           14,921  Bare Escentuals Inc.(1)(2)                              625,936
                                                                    --------------
                                                                         2,737,701
                                                                    --------------
PHARMACEUTICALS -- 2.8%
           87,800  Abbott Laboratories                                   4,947,530
           14,000  Allergan, Inc.                                        1,743,420
          184,588  Aspen Pharmacare Holdings Ltd. ORD                    1,010,433
           18,348  Biovail Corp.                                           445,122
           11,400  Bristol-Myers Squibb Co.                                345,534
           29,500  Eli Lilly and Company                                 1,729,290
           58,768  GlaxoSmithKline plc ORD                               1,523,939
           87,700  Johnson & Johnson                                     5,548,779
           77,504  Merck & Co., Inc.                                     4,065,085
           31,340  Novartis AG ORD                                       1,761,148
           10,141  OJSC Pharmstandard GDR(1)(2)                            167,834
          468,716  Pfizer Inc.                                          12,885,004
           38,601  Roche Holding AG ORD                                  7,082,521
          220,700  Schering-Plough Corp.                                 7,225,718
          142,300  Shire plc ORD                                         3,343,575
           32,100  Teva Pharmaceutical Industries Ltd. ADR(2)            1,258,320
           18,500  Watson Pharmaceuticals, Inc.(1)                         570,910
           56,400  Wyeth                                                 3,262,176
                                                                    --------------
                                                                        58,916,338
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
           28,700  Digital Realty Trust Inc.(2)                          1,165,220
                                                                    --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
           15,200  AEON Mall Co., Ltd. ORD(2)                              550,842
          504,000  Agile Property Holdings Ltd. ORD                        555,733
       22,548,000  Filinvest Land Inc. ORD(1)                              936,047
           40,656  Globe Trade Centre SA ORD(1)                            706,974

Shares/Principal Amount                                                      Value

           21,348  Jones Lang LaSalle Inc.(2)                          $ 2,491,312
           56,000  Sumitomo Realty & Development Co. Ltd. ORD            2,116,854
          107,000  Tokyo Tatemono Co. Ltd. ORD                           1,543,142
          740,000  Yanlord Land Group Ltd. ORD(2)                        1,369,757
                                                                    --------------
                                                                        10,270,661
                                                                    --------------
ROAD & RAIL -- 0.2%
          129,419  ALL - America Latina Logistica SA ORD                 1,653,703
            8,791  Burlington Northern Santa Fe Corp.                      818,706
           10,251  CSX Corporation                                         465,805
            9,846  Norfolk Southern Corp.                                  569,886
            6,849  Union Pacific Corp.                                     826,537
                                                                    --------------
                                                                         4,334,637
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.4%
           70,565  Amkor Technology Inc.(1)(2)                           1,003,434
          139,509  Applied Materials, Inc.                               2,664,622
           21,470  ASML Holding N.V. ORD(1)                                556,071
           79,800  Broadcom Corp. Cl A(1)                                2,438,688
          101,855  Himax Technologies Inc. ADR(1)                          515,386
          165,600  Intel Corp.                                           3,671,352
           71,860  Intersil Corp. Cl A                                   2,162,986
           10,295  Linear Technology Corp.(2)                              369,488
           42,978  MEMC Electronic Materials Inc.(1)                     2,612,203
           10,523  Novellus Systems, Inc.(1)(2)                            322,951
           34,300  NVIDIA Corp.(1)                                       1,189,181
          198,900  ON Semiconductor Corp.(1)(2)                          2,136,186
          551,000  Realtek Semiconductor Corp. ORD                       1,409,399
           59,000  Richtek Technology Corp. ORD(1)                         696,534
            3,630  Samsung Electronics ORD                               2,092,275
           81,300  STMicroelectronics N.V. New York Shares               1,567,464
          241,224  Teradyne, Inc.(1)                                     4,105,633
                                                                    --------------
                                                                        29,513,853
                                                                    --------------
SOFTWARE -- 1.1%
           43,200  Activision, Inc.(1)(2)                                  854,928
           45,855  BMC Software Inc.(1)                                  1,519,635
           44,500  Business Objects SA ADR(1)                            1,829,395
          159,948  Microsoft Corporation                                 4,905,605
           24,700  Nintendo Co., Ltd. ORD                                8,636,576
          103,215  Oracle Corp.(1)                                       2,000,307
           14,390  SAP AG ORD(2)                                           688,672

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

           74,100  THQ Inc.(1)(2)                                      $ 2,526,810
           41,850  Totvs SA ORD                                          1,434,708
                                                                    --------------
                                                                        24,396,636
                                                                    --------------
SPECIALTY RETAIL -- 1.5%
           20,905  American Eagle Outfitters, Inc.                         564,435
           27,080  AutoZone, Inc.(1)                                     3,483,300
           23,000  Best Buy Co., Inc.                                    1,110,670
           51,254  Dufry South America Ltd. BDR(1)                       1,152,762
          221,000  Esprit Holdings Limited ORD                           2,721,285
          143,300  GameStop Corp. Cl A(1)                                5,299,234
           65,900  Gap, Inc. (The)                                       1,220,468
           44,900  Guess?, Inc.(2)                                       1,984,580
            6,915  Gymboree Corp.(1)(2)                                    309,101
          129,800  Home Depot, Inc. (The)                                5,045,326
           28,650  Inditex SA ORD                                        1,808,246
          124,600  Lowe's Companies, Inc.                                4,089,372
           17,243  RadioShack Corp.                                        588,676
            8,900  Staples, Inc.                                           223,034
           16,600  Tiffany & Co.                                           872,662
           59,700  TJX Companies, Inc. (The)                             1,669,809
                                                                    --------------
                                                                        32,142,960
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.6%
           21,620  adidas AG ORD                                         1,379,965
          255,183  Burberry Group plc ORD                                3,452,596
           24,200  Coach Inc.(1)                                         1,242,912
           32,690  Compagnie Financiere Richemont SA Cl A ORD            2,010,440
           11,500  Crocs, Inc.(1)(2)                                       935,640
           20,080  Luxottica Group SpA ORD(2)                              704,864
           29,000  Phillips-Van Heusen Corp.(2)                          1,772,480
           17,900  VF Corp.                                              1,678,662
                                                                    --------------
                                                                        13,177,559
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.9%
           12,700  Fannie Mae                                              811,784
          144,300  Freddie Mac                                           9,637,797
           32,400  Housing Development Finance Corp. Ltd. ORD            1,501,274
           59,200  MGIC Investment Corp.(2)                              3,848,000
           92,677  Washington Mutual, Inc.                               4,051,838
                                                                    --------------
                                                                        19,850,693
                                                                    --------------
TOBACCO -- 0.2%
           35,700  Altria Group Inc.                                     2,538,270
           27,310  British American Tobacco plc ORD                        924,969
                                                                    --------------
                                                                         3,463,239
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
          189,000  Marubeni Corp. ORD                                    1,321,711

Shares/Principal Amount                                                      Value

TRANSPORTATION INFRASTRUCTURE -- 0.1%
           14,805  Grupo Aeroportuario del Pacifico, SAB de CV
                   ADR(2)                                                 $727,518
          109,093  Santos-Brasil SA ORD                                  1,527,143
                                                                    --------------
                                                                         2,254,661
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.3%
           87,629  America Movil, SAB de CV ADR                          5,305,936
           94,000  American Tower Corp. Cl A(1)                          4,058,920
           33,296  China Mobile Ltd. ADR(2)                              1,545,600
           13,028  Clearwire Corp. Cl A(1)(2)                              254,046
              220  KDDI Corp. ORD                                        1,880,188
           70,932  Leap Wireless International, Inc.(1)(2)               6,061,849
           40,223  MetroPCS Communications, Inc.(1)                      1,434,352
           31,515  Millicom International Cellular SA(1)(2)              2,681,296
           46,134  Mobile TeleSystems ADR(1)                             2,499,540
          117,996  NII Holdings, Inc. Cl B(1)(2)                         9,613,135
          247,714  Reliance Communication Ventures Ltd. ORD(1)           3,098,649
           41,330  Rogers Communications Inc. Cl B ORD                   1,713,871
          151,313  SBA Communications Corp. Cl A(1)(2)                   4,861,687
          102,000  Sprint Nextel Corp.                                   2,330,700
          638,820  Vodafone Group plc ORD                                1,997,980
                                                                    --------------
                                                                        49,337,749
                                                                    --------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $1,023,395,519)                                                1,363,696,294
                                                                    --------------

Preferred Stocks -- 0.1%

FOOD & STAPLES RETAILING(3)
           18,394  Cia Brasileira de Distribuicao Grupo Pao de
                   Acucar ADR(2)                                           620,246
                                                                    --------------
GAS UTILITIES -- 0.1%
        5,100,000  Companhia de Gas de Sao Paulo Cl A ORD                1,184,931
                                                                    --------------
TOTAL PREFERRED STOCKS
(Cost $1,252,544)                                                        1,805,177
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(4) -- 9.2%

          $ 7,024  FHLMC, 6.50%, 12/1/12(5)                                  7,188
           56,448  FHLMC, 7.00%, 6/1/14                                     58,228
          225,259  FHLMC, 6.50%, 6/1/16                                    230,591
          263,770  FHLMC, 6.50%, 6/1/16                                    270,013
        3,477,212  FHLMC, 4.50%, 1/1/19(5)                               3,337,731
           83,464  FHLMC, 5.00%, 10/1/19                                    81,522
          522,943  FHLMC, 5.00%, 11/1/19                                   510,777

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

         $ 10,343  FHLMC, 5.50%, 11/1/19                                   $10,283
           13,285  FHLMC, 5.50%, 11/1/19                                    13,208
           13,597  FHLMC, 5.50%, 11/1/19                                    13,519
           19,287  FHLMC, 5.50%, 11/1/19                                    19,175
           13,571  FHLMC, 5.50%, 11/1/19                                    13,492
           13,167  FHLMC, 5.50%, 12/1/19                                    13,090
            9,523  FHLMC, 5.00%, 2/1/20                                      9,291
           20,045  FHLMC, 5.00%, 2/1/20                                     19,556
           20,567  FHLMC, 5.50%, 3/1/20                                     20,429
           25,260  FHLMC, 5.50%, 3/1/20                                     25,091
           51,137  FHLMC, 5.50%, 3/1/20                                     50,794
           11,997  FHLMC, 5.00%, 5/1/20                                     11,704
           29,587  FHLMC, 5.00%, 5/1/20                                     28,866
           64,911  FHLMC, 5.00%, 5/1/20                                     63,329
          360,637  FHLMC, 4.50%, 7/1/20                                    345,360
          107,138  FHLMC, 4.00%, 10/1/20                                   100,060
       13,918,491  FHLMC, 5.00%, 4/1/21(5)                              13,579,311
            2,917  FHLMC, 8.00%, 6/1/26                                      3,076
            3,096  FHLMC, 8.00%, 6/1/26                                      3,264
           13,867  FHLMC, 8.00%, 6/1/26                                     14,623
            1,785  FHLMC, 8.00%, 7/1/26                                      1,883
           12,196  FHLMC, 7.00%, 8/1/29                                     12,671
           39,818  FHLMC, 7.50%, 8/1/29                                     41,706
           69,452  FHLMC, 8.00%, 7/1/30                                     73,362
          102,263  FHLMC, 6.50%, 6/1/31                                    104,940
        1,647,644  FHLMC, 5.50%, 12/1/33(5)                              1,613,602
           59,657  FHLMC, 6.50%, 5/1/34                                     60,938
          187,110  FHLMC, 5.50%, 6/1/35                                    182,974
          101,053  FHLMC, 5.00%, 9/1/35                                     96,343
          150,909  FHLMC, 5.00%, 9/1/35                                    143,874
          117,620  FHLMC, 5.50%, 10/1/35                                   115,020
          406,922  FHLMC, 5.50%, 10/1/35                                   397,928
          675,260  FHLMC, 5.00%, 11/1/35                                   643,781
          805,040  FHLMC, 5.00%, 11/1/35                                   767,511
           45,678  FHLMC, 6.50%, 3/1/36                                     46,417
           56,577  FHLMC, 6.50%, 3/1/36                                     57,492
        8,043,820  FNMA, 5.00%, settlement date 6/12/07 (6)              7,655,457
       24,380,000  FNMA, 5.50%, settlement date 6/12/07(6)              23,804,779
       43,755,552  FNMA, 6.00%, settlement date 6/12/07(6)              43,707,684
       13,404,690  FNMA, 6.50%, settlement date 6/12/07(6)              13,616,229
           48,145  FNMA, 6.00%, 5/1/11                                      48,548
           49,188  FNMA, 6.50%, 3/1/12                                      50,365
            1,849  FNMA, 6.50%, 4/1/12                                       1,893
            6,644  FNMA, 6.50%, 4/1/12                                       6,803
           16,322  FNMA, 6.50%, 4/1/12                                      16,713
           41,490  FNMA, 6.50%, 4/1/12                                      42,483

Shares/Principal Amount                                                      Value

         $ 62,201  FNMA, 6.00%, 12/1/13                                    $62,951
          120,152  FNMA, 5.32%, 4/1/14                                     118,949
          187,436  FNMA, 6.00%, 4/1/14                                     189,696
           68,644  FNMA, 7.50%, 6/1/15                                      70,794
          184,358  FNMA, 5.17%, 1/1/16                                     181,112
        4,307,022  FNMA, 4.50%, 5/1/19(5)                                4,128,953
           36,597  FNMA, 4.00%, 6/1/19                                      34,250
          365,221  FNMA, 4.50%, 6/1/19                                     350,121
           38,957  FNMA, 4.50%, 12/1/19                                     37,347
           62,583  FNMA, 5.00%, 3/1/20                                      61,051
           63,956  FNMA, 5.00%, 3/1/20                                      62,458
           53,084  FNMA, 5.00%, 4/1/20                                      51,785
           15,631  FNMA, 5.00%, 5/1/20                                      15,248
           73,367  FNMA, 5.00%, 5/1/20                                      71,572
          279,429  FNMA, 5.00%, 7/1/20                                     272,591
            6,185  FNMA, 7.00%, 5/1/26                                       6,443
            9,230  FNMA, 7.00%, 6/1/26                                       9,615
           22,262  FNMA, 7.50%, 3/1/27                                      23,343
           55,790  FNMA, 6.50%, 4/1/29                                      57,300
           54,460  FNMA, 6.50%, 6/1/29                                      55,935
          106,596  FNMA, 6.50%, 6/1/29                                     109,482
           31,123  FNMA, 7.00%, 7/1/29                                      32,452
           31,430  FNMA, 7.00%, 7/1/29                                      32,763
          141,539  FNMA, 6.50%, 8/1/29                                     145,370
           68,718  FNMA, 7.00%, 3/1/30                                      71,652
           41,512  FNMA, 8.00%, 7/1/30                                      43,826
           42,324  FNMA, 7.50%, 9/1/30                                      44,284
          332,737  FNMA, 6.50%, 9/1/31                                     341,411
          167,771  FNMA, 7.00%, 9/1/31                                     174,860
          118,954  FNMA, 6.50%, 1/1/32                                     122,025
          937,756  FNMA, 7.00%, 6/1/32(5)                                  976,948
          401,716  FNMA, 6.50%, 10/1/32                                    411,835
        1,345,782  FNMA, 5.50%, 6/1/33(5)                                1,317,919
       12,741,902  FNMA, 5.50%, 7/1/33(5)                               12,478,093
        3,380,036  FNMA, 5.50%, 8/1/33(5)                                3,310,056
       21,069,630  FNMA, 5.00%, 11/1/33(5)                              20,113,532
        5,803,872  FNMA, 5.50%, 1/1/34(5)                                5,683,708
          296,724  FNMA, 5.50%, 9/1/34                                     290,413
          291,778  FNMA, 5.50%, 10/1/34                                    285,573
          561,077  FNMA, 6.00%, 10/1/34                                    562,163
        1,137,386  FNMA, 5.00%, 11/1/34(5)                               1,085,205
           17,375  FNMA, 5.50%, 3/1/35                                      16,992
           19,418  FNMA, 5.50%, 3/1/35                                      18,989
           32,551  FNMA, 5.50%, 3/1/35                                      31,833
          103,824  FNMA, 5.50%, 3/1/35                                     101,533
          122,852  FNMA, 5.50%, 3/1/35                                     120,141
          145,600  FNMA, 5.00%, 4/1/35                                     138,825
           19,269  FNMA, 6.00%, 5/1/35                                      19,264
          121,621  FNMA, 6.00%, 5/1/35                                     121,592

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

          $ 3,481  FNMA, 6.00%, 6/1/35                                      $3,480
           63,259  FNMA, 6.00%, 6/1/35                                      63,244
          229,745  FNMA, 6.00%, 6/1/35                                     229,688
          512,320  FNMA, 5.00%, 7/1/35                                     488,478
           87,008  FNMA, 5.50%, 7/1/35                                      85,088
           53,557  FNMA, 6.00%, 7/1/35                                      53,544
          249,035  FNMA, 6.00%, 7/1/35                                     248,974
          338,092  FNMA, 6.00%, 7/1/35                                     338,010
       11,168,647  FNMA, 5.00%, 8/1/35(5)                               10,648,903
           65,020  FNMA, 5.50%, 8/1/35                                      63,585
           74,838  FNMA, 6.00%, 8/1/35                                      74,820
        7,910,346  FNMA, 4.50%, 9/1/35(5)                                7,315,211
            4,096  FNMA, 5.50%, 9/1/35                                       4,006
           10,930  FNMA, 5.50%, 9/1/35                                      10,689
           76,092  FNMA, 5.50%, 9/1/35                                      74,413
          245,616  FNMA, 5.50%, 9/1/35                                     240,196
          475,657  FNMA, 5.50%, 9/1/35                                     465,161
           74,106  FNMA, 5.00%, 10/1/35                                     70,657
        1,485,266  FNMA, 5.50%, 10/1/35(5)                               1,452,492
          192,366  FNMA, 6.00%, 10/1/35                                    192,319
          651,645  FNMA, 5.50%, 11/1/35                                    637,266
          326,189  FNMA, 6.00%, 11/1/35                                    326,109
           48,424  FNMA, 6.50%, 11/1/35                                     49,257
           24,410  FNMA, 6.50%, 11/1/35                                     24,829
          176,203  FNMA, 6.50%, 12/1/35                                    179,233
           87,930  FNMA, 6.50%, 4/1/36                                      89,330
        1,477,694  FNMA, 5.00%, 10/1/36                                  1,407,422
        3,264,136  FNMA, 5.00%, 10/1/36                                  3,108,910
            4,473  GNMA, 9.00%, 4/20/25                                      4,829
            6,399  GNMA, 7.50%, 10/15/25                                     6,717
            3,453  GNMA, 6.00%, 4/15/26                                      3,484
            4,281  GNMA, 6.00%, 4/15/26                                      4,320
            5,365  GNMA, 7.50%, 6/15/26                                      5,632
           43,164  GNMA, 7.00%, 12/15/27                                    45,170
           58,330  GNMA, 7.50%, 12/15/27                                    61,234
           40,182  GNMA, 6.50%, 1/15/28                                     41,346
           75,462  GNMA, 6.50%, 3/15/28                                     77,649
           66,183  GNMA, 6.00%, 5/15/28                                     66,774
          122,845  GNMA, 6.00%, 5/15/28                                    123,943
            1,716  GNMA, 6.50%, 5/15/28                                      1,766
            1,745  GNMA, 6.50%, 5/15/28                                      1,796
           14,127  GNMA, 6.50%, 5/15/28                                     14,537
          145,776  GNMA, 7.00%, 5/15/31                                    152,437
           77,153  GNMA, 5.50%, 4/15/32                                     75,954
          906,030  GNMA, 5.50%, 11/15/32(5)                                891,951
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $198,287,595)                                                    195,754,073
                                                                    --------------

Shares/Principal Amount                                                      Value

U.S. Treasury Securities -- 6.5%

      $ 2,535,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)             $ 3,308,375
        9,380,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)              11,409,166
       14,810,000  U.S. Treasury Bonds, 6.125%, 11/15/27(5)             16,742,246
        2,959,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)                3,431,055
        4,373,000  U.S. Treasury Bonds, 4.50%, 2/15/36(2)                4,026,921
       21,242,000  U.S. Treasury Notes, 4.625%, 10/31/11(2)(5)          21,056,153
       29,390,000  U.S. Treasury Notes, 4.625%, 2/29/12(2)(5)           29,114,498
        8,000,000  U.S. Treasury Notes, 4.50%, 4/30/12(2)                7,878,128
        5,050,000  U.S. Treasury Notes, 4.25%, 8/15/14(2)                4,857,868
       17,000,000  U.S. Treasury Notes, 4.50%, 11/15/15(2)              16,548,446
        4,625,000  U.S. Treasury Notes, 4.625%, 11/15/16(2)              4,529,249
        4,826,000  U.S. Treasury Notes, 4.625%, 2/15/17(2)               4,723,829
       10,080,000  U.S. Treasury Notes, 4.50%, 5/15/17(2)                9,774,455
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $139,543,932)                                                    137,400,389
                                                                    --------------

Corporate Bonds -- 6.2%

AEROSPACE & DEFENSE -- 0.3%
           30,000  Alliant Techsystems Inc., 6.75%, 4/1/16(2)               30,525
           37,000  DRS Technologies, Inc., 6.625%, 2/1/16                   37,463
          418,000  DRS Technologies, Inc., 7.625%, 2/1/18(2)               435,243
        1,198,000  Honeywell International Inc., 5.30%,
                   3/15/17(5)                                            1,165,404
           50,000  L-3 Communications Corp., 7.625%, 6/15/12                52,000
          375,000  L-3 Communications Corp., 6.125%, 7/15/13(2)            373,125
          250,000  L-3 Communications Corp., 6.375%, 10/15/15              250,625
          850,000  Lockheed Martin Corp., 6.15%, 9/1/36(5)                 863,253
        1,190,000  United Technologies Corp., 4.375%, 5/1/10(5)          1,159,187
        1,022,000  United Technologies Corp., 6.05%, 6/1/36(5)           1,032,484
                                                                    --------------
                                                                         5,399,309
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

AUTOMOBILES -- 0.1%
        $ 530,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                   11/15/13                                               $553,483
          250,000  Ford Motor Co., 7.45%, 7/16/31(2)                       206,875
          475,000  General Motors Corp., 8.375%, 7/15/33(2)                444,125
                                                                    --------------
                                                                         1,204,483
                                                                    --------------
BEVERAGES -- 0.1%
          947,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
                   8/6/03 - 1/6/04, Cost $949,588)(5)(7)                   932,945
        1,470,000  SABMiller plc, 6.20%, 7/1/11 (Acquired
                   6/27/06, Cost $1,468,956)(5)(7)                       1,500,305
                                                                    --------------
                                                                         2,433,250
                                                                    --------------
BIOTECHNOLOGY -- 0.1%
        1,028,000  Genentech, Inc., 4.75%, 7/15/15(5)                      972,562
                                                                    --------------
BUILDING PRODUCTS(3)
          375,000  Nortek Inc., 8.50%, 9/1/14                              374,063
                                                                    --------------
CAPITAL MARKETS -- 0.2%
        1,105,000  Lehman Brothers Holdings Inc., 5.00%,
                   1/14/11(5)                                            1,087,605
          744,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10(5)             721,237
        1,370,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10(5)           1,344,838
          630,000  Morgan Stanley, 4.00%, 1/15/10                          608,838
          500,000  Morgan Stanley, 4.25%, 5/15/10(2)                       485,292
                                                                    --------------
                                                                         4,247,810
                                                                    --------------
CHEMICALS(3)
          250,000  Hexion US Finance Corp./Hexion Nova Scotia
                   Finance ULC, 9.75%, 11/15/14                            270,625
          375,000  Ineos Group Holdings plc, 8.50%, 2/15/16
                   (Acquired 5/14/07, Cost $378,750)(7)                    379,219
          200,000  Lyondell Chemical Co., 8.25%, 9/15/16(2)                217,500
                                                                    --------------
                                                                           867,344
                                                                    --------------
COMMERCIAL BANKS -- 0.3%
        1,015,000  Capital One Financial Corp., 5.70%, 9/15/11(5)        1,015,701
        1,010,000  PNC Bank N.A., 4.875%, 9/21/17(5)                       947,053
          738,000  PNC Funding Corp., 5.125%, 12/14/10                     733,272

Shares/Principal Amount                                                      Value

        $ 839,000  Wachovia Bank N.A., 4.80%, 11/1/14                     $798,836
        1,312,000  Wachovia Bank N.A., 4.875%, 2/1/15(5)                 1,255,288
        1,075,000  Wachovia Corp., 5.625%, 10/15/16(5)                   1,066,918
        1,161,000  Wells Fargo & Co., 4.625%, 8/9/10(5)                  1,136,326
                                                                    --------------
                                                                         6,953,394
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
          470,000  Allied Waste North America, Inc., 6.375%,
                   4/15/11                                                 474,700
          150,000  Allied Waste North America, Inc., 7.875%,
                   4/15/13(2)                                              157,500
           96,000  Allied Waste North America, Inc., 7.25%,
                   3/15/15(2)                                               99,600
          600,000  Cenveo Corp., 7.875%, 12/1/13(2)                        598,500
          596,000  Corrections Corp. of America, 6.25%, 3/15/13            592,275
           14,000  Corrections Corp. of America, 6.75%, 1/31/14             14,193
          350,000  Deluxe Corp., 7.375%, 6/1/15 (Acquired
                   5/9/07, Cost $355,250)(7)                               357,000
                                                                    --------------
                                                                         2,293,768
                                                                    --------------
COMMUNICATIONS EQUIPMENT(3)
          500,000  Nordic Telephone Co. Holdings ApS, 8.875%,
                   5/1/16 (Acquired 5/5/06, Cost $521,875)(7)              544,375
                                                                    --------------
CONSUMER FINANCE(3)
          570,000  American Express Centurion Bank, 4.375%,
                   7/30/09                                                 560,029
                                                                    --------------
CONTAINERS & PACKAGING -- 0.1%
          450,000  Ball Corp., 6.875%, 12/15/12                            462,375
          250,000  Graham Packaging Co. Inc., 8.50%, 10/15/12(2)           256,250
          477,000  Graham Packaging Co. Inc., 9.875%, 10/15/14(2)          493,695
           30,000  Graphic Packaging International Corp., 9.50%,
                   8/15/13                                                  32,063
          300,000  Smurfit-Stone Container Enterprises, Inc.,
                   8.00%, 3/15/17 (Acquired 3/12/07, Cost
                   $300,000)(7)                                            303,750
                                                                    --------------
                                                                         1,548,133
                                                                    --------------
DISTRIBUTORS(3)
          375,000  Amscan Holdings Inc., 8.75%, 5/1/14                     380,625
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

DIVERSIFIED -- 0.1%
        $ 150,000  Dow Jones CDX N.A. High Yield Secured Note,
                   Series 5-T3, 8.25%, 12/29/10 (Acquired 1/6/06
                   - 3/23/06, Cost $151,444)(7)                           $156,375
        1,000,000  Dow Jones CDX N.A. High Yield Secured Note,
                   Series 8-T1, 7.625%, 6/29/12 (Acquired
                   4/11/07, Cost $983,750)(2)(7)                           989,300
                                                                    --------------
                                                                         1,145,675
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
        1,865,000  Bank of America Corp., 4.375%, 12/1/10(5)             1,810,443
          944,000  Bank of America N.A., 5.30%, 3/15/17                    917,399
          820,000  Bank of America N.A., 6.00%, 10/15/36                   813,770
          627,000  Citigroup Inc., 6.125%, 8/25/36                         629,481
          300,000  Ford Motor Credit Co., 6.625%, 6/16/08(2)               300,344
          450,000  Ford Motor Credit Co., 7.375%, 10/28/09                 451,810
          450,000  Ford Motor Credit Co., 7.25%, 10/25/11                  443,165
          760,000  General Electric Capital Corp., 6.125%,
                   2/22/11                                                 778,159
          940,000  General Motors Acceptance Corp., 6.875%,
                   9/15/11(5)                                              947,957
          300,000  General Motors Acceptance Corp., 6.75%,
                   12/1/14(2)                                              299,472
        1,161,000  John Deere Capital Corp., 4.50%, 8/25/08(5)           1,147,947
        1,198,000  John Deere Capital Corp., 5.50%, 4/13/17(5)           1,181,277
          978,000  JPMorgan Chase & Co., 6.75%, 2/1/11(5)                1,019,898
                                                                    --------------
                                                                        10,741,122
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
        1,162,000  AT&T Corp., 7.30%, 11/15/11(5)                        1,246,073
          800,000  AT&T Inc., 6.80%, 5/15/36(2)                            849,577
          130,000  BellSouth Corp., 6.875%, 10/15/31                       137,057
          325,000  Citizens Communications Co., 6.25%, 1/15/13(2)          323,375
          492,000  Embarq Corp., 7.08%, 6/1/16                             501,973
          260,000  Embarq Corp., 8.00%, 3/1/36                             271,954

Shares/Principal Amount                                                      Value

        $ 150,000  Intelsat Bermuda Ltd., 9.25%, 6/15/16                  $166,875
          312,000  Intelsat Subsidiary Holding Co. Ltd., 8.25%,
                   1/15/13                                                 325,650
          475,000  Intelsat Subsidiary Holding Co. Ltd., 8.625%,
                   1/15/15                                                 511,219
          300,000  Level 3 Financing Inc., 9.25%, 11/1/14
                   (Acquired 10/25/06, Cost $300,000)(7)                   314,625
          675,000  Qwest Communications International Inc.,
                   7.50%, 2/15/14(5)                                       700,313
          475,000  Qwest Corp., 7.875%, 9/1/11                             504,688
        1,250,000  Telecom Italia Capital SA, 4.00%, 1/15/10(5)          1,204,088
          270,000  Telefonica Emisones SAu, 7.05%, 6/20/36                 287,254
          684,000  Verizon Communications Inc., 5.55%, 2/15/16             674,356
          486,000  Verizon Communications Inc., 6.25%, 4/1/37(2)           478,839
          230,000  Verizon Global Funding Corp., 5.85%, 9/15/35            216,101
                                                                    --------------
                                                                         8,714,017
                                                                    --------------
ELECTRIC UTILITIES -- 0.2%
        1,117,000  Carolina Power & Light Co., 5.15%, 4/1/15(5)          1,088,386
          543,000  Carolina Power & Light Co., 5.25%, 12/15/15             531,789
          902,000  Cleveland Electric Illuminating Co. (The),
                   5.70%, 4/1/17                                           883,551
          599,000  Florida Power Corp., 4.50%, 6/1/10                      584,169
          776,000  Southern California Edison Co., 5.625%,
                   2/1/36(5)                                               743,498
           40,000  TECO Energy, Inc., 6.75%, 5/1/15                         41,859
          420,000  Toledo Edison Co., 6.15%, 5/15/37                       406,061
                                                                    --------------
                                                                         4,279,313
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS(3)
          575,000  Flextronics International Ltd., 6.50%, 5/15/13          572,125
ENERGY EQUIPMENT & SERVICES(3)
          500,000  Hanover Compressor Co., 8.625%, 12/15/10                523,750
           45,000  Hanover Compressor Co., 9.00%, 6/1/14                    48,713
          350,000  Universal Compression Inc., 7.25%, 5/15/10(2)           358,750
                                                                    --------------
                                                                           931,213
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

FOOD & STAPLES RETAILING -- 0.1%
        $ 550,000  Ingles Markets, Inc., 8.875%, 12/1/11                  $574,750
          350,000  SUPERVALU INC., 7.50%, 11/15/14                         369,250
        1,009,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10                   976,300
          130,000  Wal-Mart Stores, Inc., 7.55%, 2/15/30(2)                154,282
        1,054,000  Wal-Mart Stores, Inc., 5.25%, 9/1/35                    943,683
                                                                    --------------
                                                                         3,018,265
                                                                    --------------
FOOD PRODUCTS -- 0.1%
        1,560,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                   10/1/08 (Acquired 6/14/05 - 10/17/06, Cost
                   $1,522,443)(5)(7)                                     1,526,306
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.1%
        1,160,000  Baxter Finco BV, 4.75%, 10/15/10(2)(5)                1,136,056
        1,130,000  Baxter International Inc., 5.90%, 9/1/16(5)           1,147,971
                                                                    --------------
                                                                         2,284,027
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
           25,000  Fresenius Medical Care Capital Trust II,
                   7.875%, 2/1/08                                           25,406
           25,000  Fresenius Medical Care Capital Trust IV,
                   7.875%, 6/15/11                                          26,531
          400,000  Genesis HealthCare Corp., 8.00%, 10/15/13               427,500
          375,000  HCA Inc., 9.25%, 11/15/16 (Acquired 11/9/06,
                   Cost $387,656)(7)                                       412,031
          375,000  HealthSouth Corp., 10.75%, 6/15/16 (Acquired
                   6/9/06, Cost $369,394)(2)(7)                            414,375
          755,000  Laboratory Corp. of America Holdings, 5.625%,
                   12/15/15(5)                                             737,527
          250,000  Omnicare Inc., 6.125%, 6/1/13(2)                        240,625
          125,000  Omnicare Inc., 6.875%, 12/15/15(2)                      123,750
                                                                    --------------
                                                                         2,407,745
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.3%
          238,569  Eldorado Casino Shreveport, 10.00%, 8/1/12              230,219
          500,000  Herbst Gaming Inc., 8.125%, 6/1/12                      511,250

Shares/Principal Amount                                                      Value

        $ 400,000  Majestic Star Casino LLC/Majestic Star Casino
                   Capital Corp., 9.50%, 10/15/10                         $422,000
           46,000  Mandalay Resort Group, 9.375%, 2/15/10                   49,565
           75,000  Mandalay Resort Group, 6.375%, 12/15/11(2)               75,188
          565,000  MGM Mirage, 8.50%, 9/15/10                              604,550
          350,000  MGM Mirage, 6.75%, 9/1/12                               348,250
          300,000  Penn National Gaming, Inc., 6.875%, 12/1/11             303,750
        1,280,000  Royal Caribbean Cruises Ltd., 7.00%,
                   6/15/13(5)                                            1,314,734
          350,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13           355,677
          275,000  Six Flags Inc., 8.875%, 2/1/10(2)                       280,500
          350,000  Six Flags Inc., 9.75%, 4/15/13                          343,000
          250,000  Station Casinos Inc., 6.875%, 3/1/16                    231,875
          375,000  Station Casinos Inc., 7.75%, 8/15/16                    389,063
          560,000  Trump Entertainment Resorts, Inc., 8.50%,
                   6/1/15                                                  576,100
          300,000  Wimar OpCo LLC/Wimar OpCo Finance Corp.,
                   9.625%, 12/15/14 (Acquired 12/14/06, Cost
                   $300,000)(2)(7)                                         304,500
          629,000  Wynn Las Vegas LLC, 6.625%, 12/1/14(2)                  634,504
                                                                    --------------
                                                                         6,974,725
                                                                    --------------
HOUSEHOLD DURABLES -- 0.1%
           70,000  D.R. Horton, Inc., 5.625%, 9/15/14                       66,144
          150,000  KB Home, 9.50%, 2/15/11(2)                              154,688
          500,000  KB Home, 6.375%, 8/15/11                                497,499
          425,000  Sealy Mattress Co., 8.25%, 6/15/14                      446,249
           95,000  Simmons Co., VRN, 0.00%, 12/15/09(8)                     81,463
           85,000  Standard Pacific Corp., 6.50%, 8/15/10(2)                83,088
          275,000  Standard Pacific Corp., 9.25%, 4/15/12(2)               274,313
                                                                    --------------
                                                                         1,603,444
HOUSEHOLD PRODUCTS(3)
          420,000  Procter & Gamble Co. (The), 5.55%, 3/5/37               403,150
                                                                    --------------

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
        $ 620,000  AES Corp. (The), 8.75%, 5/15/13 (Acquired
                   5/14/04 - 10/26/05, Cost $640,350)(7)                  $661,075
          595,000  NRG Energy Inc., 7.375%, 2/1/16                         618,800
                                                                    --------------
                                                                         1,279,875
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.1%
        2,719,000  General Electric Co., 5.00%, 2/1/13(5)                2,661,384
                                                                    --------------
INSURANCE -- 0.2%
        1,070,000  Allstate Financial Global Funding, 4.25%,
                   9/10/08 (Acquired 9/3/03, Cost
                   $1,067,903)(5)(7)                                     1,053,544
          250,000  Berkshire Hathaway Finance Corp., 3.40%,
                   7/2/07                                                  249,662
          400,000  Fairfax Financial Holdings Ltd., 7.75%,
                   4/26/12(2)                                              408,000
          952,000  Hartford Financial Services Group Inc. (The),
                   5.375%, 3/15/17(5)                                      929,541
          600,000  Prudential Financial, Inc., 5.40%, 6/13/35              545,038
          540,000  Travelers Companies, Inc. (The), 6.25%,
                   6/15/37                                                 534,551
                                                                    --------------
                                                                         3,720,336
                                                                    --------------
IT SERVICES -- 0.1%
          490,000  SunGard Data Systems Inc., 9.125%, 8/15/13              523,075
          325,000  SunGard Data Systems Inc., 10.25%, 8/15/15(2)           357,094
          350,000  Tube City IMS Corp., 9.75%, 2/1/15 (Acquired
                   5/18/07, Cost $369,250)(7)                              369,250
                                                                    --------------
                                                                         1,249,419
                                                                    --------------
LEISURE FACILITIES(3)
           44,000  Universal City Development Partners, 11.75%,
                   4/1/10                                                   46,970
           25,000  Universal City Florida Holding Co.
                   I/Universal City Florida Holdings Co.II,
                   8.375%, 5/1/10(2)                                        25,875
                                                                    --------------
                                                                            72,845
                                                                    --------------
MACHINERY(3)
          540,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired
                   5/15/07, Cost $539,757)(7)                              534,027
          200,000  Rental Service Corp., 9.50%, 12/1/14
                   (Acquired 11/17/06, Cost $204,500)(2)(7)                216,000

Shares/Principal Amount                                                      Value

         $ 76,000  Terex Corp., 7.375%, 1/15/14                            $79,610
                                                                    --------------
                                                                           829,637
                                                                    --------------
MEDIA -- 0.7%
          400,000  Cablevision Systems Corp., 8.00%, 4/15/12               408,000
          325,000  Cadmus Communications Corp., 8.375%, 6/15/14            329,063
          806,000  CCH I, LLC/CCH I Capital Corp., 11.00%,
                   10/1/15                                                 880,554
          625,000  Cinemark Inc., VRN, 0.00%, 3/15/09(8)                   580,469
        1,100,000  Comcast Corp., 5.90%, 3/15/16(5)                      1,100,107
        1,552,000  Cox Communications, Inc., 7.125%, 10/1/12(5)          1,654,942
          315,000  CSC Holdings, Inc., 6.75%, 4/15/12                      312,638
          428,000  CSC Holdings, Inc., 8.125%, 8/15/09                     445,655
          500,000  Dex Media Inc., 8.00%, 11/15/13                         525,000
          500,000  DirecTV Holdings LLC/DirecTV Financing Co.,
                   Inc., 8.375%, 3/15/13(2)                                530,000
          645,000  Echostar DBS Corp., 6.375%, 10/1/11                     649,031
          250,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15
                   (Acquired 4/26/07, Cost $253,750)(7)                    255,625
          275,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
                   1/15/13(2)                                              284,625
          350,000  MediaNews Group, Inc., 6.875%, 10/1/13                  323,750
          500,000  News America Holdings, 7.75%, 1/20/24                   555,687
          500,000  Primedia Inc., 8.875%, 5/15/11                          516,250
          355,000  Primedia Inc., 8.00%, 5/15/13                           377,188
          200,000  R.H. Donnelley Corp., 8.875%, 1/15/16                   216,500
           50,000  Rogers Cable Inc., 7.875%, 5/1/12                        54,384
           92,000  Rogers Cable Inc., 6.25%, 6/15/13                        93,999
        1,190,000  Time Warner Cable Inc., 5.40%, 7/2/12
                   (Acquired 4/4/07, Cost $1,187,799)(5)(7)              1,177,283
          710,000  Time Warner Cable Inc., 6.55%, 5/1/37
                   (Acquired 4/4/07, Cost $705,428)(5)(7)                  701,683

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        $ 450,000  Time Warner Inc., 5.50%, 11/15/11                      $447,990
          130,000  Time Warner Inc., 7.625%, 4/15/31                       143,378
                                                                    --------------
                                                                        12,563,801
                                                                    --------------
METALS & MINING -- 0.1%
          325,000  Freeport-McMoRan Copper & Gold Inc., 8.25%,
                   4/1/15                                                  351,406
          200,000  Freeport-McMoRan Copper & Gold Inc., 8.375%,
                   4/1/17(2)                                               219,000
          350,000  IPSCO Inc., 8.75%, 6/1/13                               371,364
        1,040,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
                   (Acquired 11/8/06 - 11/17/06, Cost
                   $1,040,666)(7)                                        1,033,341
          444,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                   (Acquired 11/8/06, Cost $442,903)(7)                    437,116
                                                                    --------------
                                                                         2,412,227
                                                                    --------------
MULTI-UTILITIES -- 0.3%
          680,000  CenterPoint Energy Resources Corp., 6.25%,
                   2/1/37                                                  670,898
        1,191,000  CenterPoint Energy Resources Corp., 6.50%,
                   2/1/08(5)                                             1,197,234
          130,000  CenterPoint Energy Transition Bond Co. II,
                   LLC, 5.17%, 8/1/19                                      127,525
          250,000  CMS Energy Corp., 7.50%, 1/15/09(2)                     257,745
        1,022,000  Consolidated Edison Co. of New York, Inc.,
                   5.50%, 9/15/16(5)                                     1,013,349
        1,100,000  Dominion Resources Inc., 4.125%, 2/15/08(5)           1,089,683
          581,000  Dominion Resources Inc., 4.75%, 12/15/10                567,224
          605,000  Pacific Gas & Electric Co., 6.05%, 3/1/34               601,757
          367,000  Pacific Gas & Electric Co., 5.80%, 3/1/37               351,934
          120,000  Puget Sound Energy, Inc., 3.36%, 6/1/08                 117,561
                                                                    --------------
                                                                         5,994,910
                                                                    --------------
MULTILINE RETAIL(3)
          395,000  Federated Retail Holdings, Inc., 5.35%,
                   3/15/12                                                 389,006
           25,000  J.C. Penney Co., Inc., 6.875%, 10/15/15                  26,210
          450,000  May Department Stores Co. (The), 3.95%,
                   7/15/07                                                 449,085
                                                                    --------------
                                                                           864,301
                                                                    --------------

Shares/Principal Amount                                                      Value

OIL, GAS & CONSUMABLE FUELS -- 0.5%
        $ 530,000  Canadian Natural Resources Ltd., 5.70%,
                   5/15/17                                                $521,816
          125,000  Chesapeake Energy Corp., 7.625%, 7/15/13                133,281
          450,000  Chesapeake Energy Corp., 7.50%, 6/15/14(2)              473,063
          582,000  Devon Financing Corp., ULC, 7.875%, 9/30/31             688,280
        1,767,000  Enterprise Products Operating L.P., 4.95%,
                   6/1/10(2)                                             1,739,812
          587,000  Enterprise Products Operating L.P., 6.65%,
                   10/15/34                                                595,489
          550,000  Forest Oil Corp., 7.75%, 5/1/14(2)                      569,250
           70,000  Kerr-McGee Corp., 6.95%, 7/1/24                          73,623
          575,000  Massey Energy Co., 6.625%, 11/15/10                     572,125
          230,000  Massey Energy Co., 6.875%, 12/15/13                     221,663
          810,000  Nexen Inc., 6.40%, 5/15/37(5)                           790,989
          300,000  Pacific Energy Partners L.P./Pacific Energy
                   Finance Corp., 7.125%, 6/15/14                          313,353
           55,000  Pogo Producing Co., 6.875%, 10/1/17(2)                   55,963
        1,379,000  Premcor Refining Group Inc. (The), 6.125%,
                   5/1/11(5)                                             1,403,421
          275,000  Range Resources Corp., 7.375%, 7/15/13(2)               285,313
           75,000  Range Resources Corp., 6.375%, 3/15/15                   74,250
          350,000  Sabine Pass LNG, L.P., 7.50%, 11/30/16
                   (Acquired 11/1/06 - 4/16/07, Cost
                   $352,438)(2)(7)                                         359,625
          560,000  Tesoro Corp., 6.25%, 11/1/12                            564,200
          470,000  Tesoro Corp., 6.50%, 6/1/17 (Acquired
                   5/23/07, Cost $470,000)(2)(7)                           472,938
          200,000  Williams Companies, Inc. (The), 8.125%,
                   3/15/12                                                 218,750
          770,000  XTO Energy Inc., 5.30%, 6/30/15                         745,192
          612,000  XTO Energy Inc., 6.10%, 4/1/36                          589,079
                                                                    --------------
                                                                        11,461,475
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.1%
          300,000  Abitibi-Consolidated Inc., 6.95%, 4/1/08(2)             295,500

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        $ 450,000  Boise Cascade LLC, 7.125%, 10/15/14                    $452,250
          320,000  Catalyst Paper Corp., 7.375%, 3/1/14                    303,600
          550,000  Georgia-Pacific Corp., 7.70%, 6/15/15(2)                561,000
          175,000  Georgia-Pacific Corp., 7.125%, 1/15/17
                   (Acquired 12/13/06, Cost $175,000)(7)                   175,438
           36,000  Jefferson Smurfit Corp., 8.25%, 10/1/12(2)               36,990
          200,000  Verso Paper Holdings LLC/Verso Paper Inc.,
                   9.125%, 8/1/14 (Acquired 12/4/06, Cost
                   $209,500)(2)(7)                                         213,000
                                                                    --------------
                                                                         2,037,778
                                                                    --------------
PHARMACEUTICALS -- 0.1%
        1,015,000  Abbott Laboratories, 5.875%, 5/15/16(5)               1,031,892
          450,000  Schering-Plough Corp., 5.55%, 12/1/13                   453,969
        1,198,000  Wyeth, 5.95%, 4/1/37                                  1,164,503
                                                                    --------------
                                                                         2,650,364
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
          550,000  Host Marriott L.P., 7.00%, 8/15/12                      562,375
        1,100,000  ProLogis, 5.625%, 11/15/16(5)                         1,087,043
                                                                    --------------
                                                                         1,649,418
                                                                    --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT(3)
           30,000  American Real Estate Partners L.P./American
                   Real Estate Finance Corp., 7.125%, 2/15/13(2)            29,625
                                                                    --------------
ROAD & RAIL(3)
          465,000  Hertz Corp., 8.875%, 1/1/14                             502,782
          375,000  Hertz Corp., 10.50%, 1/1/16(2)                          425,156
                                                                    --------------
                                                                           927,938
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(3)
           53,000  STATS ChipPAC Ltd., 6.75%, 11/15/11                      54,590
                                                                    --------------
SOFTWARE -- 0.1%
          571,000  Intuit Inc., 5.75%, 3/15/17                             555,765
        1,227,000  Oracle Corp., 5.00%, 1/15/11(5)                       1,212,992
                                                                    --------------
                                                                         1,768,757
                                                                    --------------
SPECIALTY RETAIL -- 0.1%
          375,000  Asbury Automotive Group Inc., 8.00%,
                   3/15/14(2)                                              385,313

Shares/Principal Amount                                                      Value

        $ 300,000  Asbury Automotive Group Inc., 7.625%, 3/15/17
                   (Acquired 4/13/07, Cost $302,250)(7)                   $301,500
          325,000  Claire's Stores Inc., 9.25%, 6/1/15 (Acquired
                   5/22/07, Cost $325,000)(2)(7)                           323,781
          450,000  Couche-Tard U.S. L.P./Couche-Tard Finance
                   Corp., 7.50%, 12/15/13                                  468,000
          670,000  GSC Holdings Corp., 8.00%, 10/1/12                      716,900
           29,000  Rent-A-Center Inc., 7.50%, 5/1/10                        29,435
          375,000  Toys "R" Us, Inc., 7.375%, 10/15/18(2)                  331,875
           56,000  Visant Corp., 7.625%, 10/1/12                            57,540
                                                                    --------------
                                                                         2,614,344
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS(3)
          575,000  Perry Ellis International, Inc., 8.875%,
                   9/15/13                                                 599,437
           38,000  Phillips-Van Heusen Corp., 7.25%, 2/15/11(2)             39,093
                                                                    --------------
                                                                           638,530
                                                                    --------------
THRIFTS & MORTGAGE FINANCE(3)
          260,000  Residential Capital LLC, 6.50%, 6/1/12                  258,844
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
          475,000  Ashtead Capital Inc., 9.00%, 8/15/16
                   (Acquired 8/1/06 - 10/5/06, Cost $488,500)(7)           516,563
          550,000  United Rentals North America, Inc., 6.50%,
                   2/15/12                                                 556,874
          161,000  United Rentals North America, Inc., 7.75%,
                   11/15/13                                                167,843
                                                                    --------------
                                                                         1,241,280
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
          150,000  Dobson Communications Corp., 8.875%,
                   10/1/13(2)                                              158,625
          774,000  Nextel Communications Inc., 5.95%, 3/15/14(5)           752,642
          300,000  Nextel Partners Inc., 8.125%, 7/1/11                    312,804
          345,000  Rogers Wireless Inc., 7.25%, 12/15/12(2)                368,295
          350,000  Rogers Wireless Inc., 7.50%, 3/15/15                    381,818
          300,000  Rural Cellular Corp., 9.875%, 2/1/10                    316,875

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

        $ 100,000  Syniverse Technologies Inc., 7.75%, 8/15/13             $97,500
          705,000  Vodafone Group plc, 5.625%, 2/27/17                     688,850
          417,000  Vodafone Group plc, 6.15%, 2/27/37                      403,702
                                                                    --------------
                                                                         3,481,111
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $132,558,771)                                                    132,843,061
                                                                    --------------

U.S. Government Agency Securities -- 4.7%

       10,900,000  FHLB, 4.875%, 8/22/07(5)                             10,891,542
        6,500,000  FHLB, 4.625%, 2/1/08(5)                               6,471,400
       18,234,000  FHLMC, 5.00%, 9/16/08(2)(5)                          18,168,485
       18,450,000  FHLMC, 5.25%, 5/21/09(2)(5)                          18,479,834
       11,650,000  FHLMC, 5.75%, 1/15/12(2)(5)                          11,926,862
        9,915,000  FHLMC, 4.75%, 1/19/16(2)(5)                           9,597,750
        9,500,000  FNMA, 4.75%, 8/3/07(5)                                9,492,134
        4,700,000  FNMA, 4.375%, 7/17/13(5)                              4,485,125
       11,375,000  FNMA, 5.80%, 2/9/26(5)                               11,259,987
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $101,183,012)                                                    100,773,119
                                                                    --------------

Collateralized Mortgage Obligations(4) -- 3.6%

       17,438,269  Banc of America Commercial Mortgage Inc.
                   STRIPS - COUPON, Series 2004-1, Class XP,
                   VRN, 0.80%, 6/1/07                                      339,401
        3,700,000  Banc of America Commercial Mortgage Inc.,
                   Series 2004-2, Class A3 SEQ, 4.05%,
                   11/10/38(5)                                           3,563,977
        1,478,471  Banc of America Large Loan, Series 2005 MIB1,
                   Class A1, VRN, 5.47%, 6/15/07, resets monthly
                   off the 1-month LIBOR plus 0.15% with no caps
                   (Acquired 11/18/05, Cost $1,478,471)(5)(7)            1,479,617
       25,023,074  Bear Stearns Commercial Mortgage Securities
                   Trust STRIPS - COUPON, Series 2004 T16, Class
                   X2, VRN, 0.91%, 6/1/07                                  769,435
        4,130,426  Bear Stearns Commercial Mortgage Securities
                   Trust, Series 2006 BBA7, Class A1, VRN,
                   5.43%, 6/15/07, resets monthly off the
                   1-month LIBOR plus 0.11% with no caps
                   (Acquired 6/5/06, Cost $4,130,426)(5)(7)              4,134,081

Shares/Principal Amount                                                      Value

      $ 6,900,000  Bear Stearns Commercial Mortgage Securities
                   Trust, Series 2006 PW14, Class A4 SEQ, 5.20%,
                   12/1/38(5)                                          $ 6,670,968
       14,940,522  Commercial Mortgage Acceptance Corp. STRIPS -
                   COUPON, Series 1998 C2, Class X, VRN, 1.11%,
                   6/1/07                                                  336,147
          318,243  Commercial Mortgage Pass-Through
                   Certificates, Series 2005 F10A, Class A1,
                   VRN, 5.42%, 6/15/07, resets monthly off the
                   1-month LIBOR plus 0.10% with no caps
                   (Acquired 3/18/05, Cost $318,243)(7)                    318,455
        1,218,825  Commercial Mortgage Pass-Through
                   Certificates, Series 2005 FL11, Class A1,
                   VRN, 5.47%, 6/15/07, resets monthly off the
                   1-month LIBOR plus 0.15% with no caps
                   (Acquired 11/18/05, Cost $1,218,825)(5)(7)            1,219,731
        5,171,352  FHLMC, Series 2567, Class OD, 5.00%,
                   8/15/15(5)                                            5,136,218
        2,271,084  FHLMC, Series 2937, Class KA, 4.50%,
                   12/15/14(5)                                           2,251,219
        1,051,856  FNMA, Series 2003-52, Class KF SEQ, VRN,
                   5.72%, 6/25/07, resets monthly off the
                   1-month LIBOR plus 0.40% with a cap of
                   7.50%(5)                                              1,059,419
        7,057,001  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                   4/25/23(5)                                            6,932,670
        5,400,000  GMAC Commercial Mortgage Securities, Inc.,
                   Series 2005 C1, Class A2 SEQ, 4.47%,
                   5/10/43(5)                                            5,276,054
        2,513,388  Greenwich Capital Commercial Funding Corp.,
                   Series 2006 FL4A, Class A1, VRN, 5.41%,
                   6/5/07, resets monthly off the 1-month LIBOR
                   plus 0.09% with no caps (Acquired 12/14/06,
                   Cost $2,513,388)(5)(7)                                2,516,205
        5,700,000  LB-UBS Commercial Mortgage Trust, Series 2004
                   C4, Class A2, VRN, 4.57%, 6/11/07(5)                  5,620,542
        4,015,000  LB-UBS Commercial Mortgage Trust, Series 2005
                   C2, Class A2 SEQ, 4.82%, 4/15/30(5)                   3,958,593

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

      $ 4,600,000  LB-UBS Commercial Mortgage Trust, Series 2005
                   C3, Class A3 SEQ, 4.65%, 7/30/30(5)                 $ 4,452,772
        1,312,324  Lehman Brothers Floating Rate Commercial
                   Mortgage Trust, Series 2006 LLFA, Class A1,
                   VRN, 5.40%, 6/15/07, resets monthly off the
                   1-month LIBOR plus 0.08% with no caps
                   (Acquired 8/7/06, Cost $1,312,324)(5)(7)              1,313,000
          110,678  MASTR Alternative Loans Trust, Series 2003-8,
                   Class 4A1, 7.00%, 12/25/33                              112,826
        2,472,335  Merrill Lynch Floating Trust, Series 2006-1,
                   Class A1, VRN, 5.39%, 6/15/07, resets monthly
                   off the 1-month LIBOR plus 0.07% with no caps
                   (Acquired 10/31/06, Cost $2,472,335)(5)(7)            2,476,130
           12,909  Morgan Stanley Capital I, Series 2006 XLF,
                   Class A1, VRN, 5.41%, 6/15/07, resets monthly
                   off the 1-month LIBOR plus 0.09% with no caps
                   (Acquired 7/28/06, Cost $12,909)(7)                      12,920
        2,484,653  Thornburg Mortgage Securities Trust, Series
                   2006-5, Class A1, VRN, 5.44%, 6/25/07, resets
                   monthly off the 1-month LIBOR plus 0.12% with
                   no caps(5)                                            2,482,956
       11,939,000  Wachovia Bank Commercial Mortgage Trust,
                   Series 2006 C23, Class A4, 5.42%, 1/15/45(5)         11,749,540
          158,638  Washington Mutual Asset Securities Corp.,
                   Series 2003 C1A, Class A SEQ, 3.83%, 1/25/35
                   (Acquired 2/3/06, Cost $153,674)(7)                     153,408
        1,975,000  Washington Mutual, Inc., Series 2005 AR4,
                   Class A3, 4.59%, 4/25/35(5)                           1,935,060
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $77,155,949)                                                      76,271,344
                                                                    --------------

Asset-Backed Securities(4) -- 2.4%

        1,248,651  Accredited Mortgage Loan Trust, Series
                   2006-1, Class A1, VRN, 5.38%, 6/25/07, resets
                   monthly off the 1-month LIBOR plus 0.06% with
                   no caps(5)                                            1,249,533

Shares/Principal Amount                                                      Value

      $ 2,266,388  Accredited Mortgage Loan Trust, Series
                   2006-2, Class A1, VRN, 5.36%, 6/25/07, resets
                   monthly off the 1-month LIBOR plus 0.04% with
                   no caps(5)                                          $ 2,267,798
        1,752,448  Argent Securities Inc., Series 2006 M3, Class
                   A2A, VRN, 5.37%, 6/25/07, resets monthly off
                   the 1-month LIBOR plus 0.05% with no caps(5)          1,753,625
        3,024,166  Capital One Prime Auto Receivables Trust,
                   Series 2004-2, Class A4, VRN, 5.38%, 6/15/07,
                   resets monthly off the 1-month LIBOR plus
                   0.06% with no caps(5)                                 3,027,176
          843,053  Centex Home Equity, Series 2006 A, Class AV1,
                   VRN, 5.37%, 6/25/07, resets monthly off the
                   1-month LIBOR plus 0.05% with no caps(5)                843,605
        6,300,000  Citibank Credit Card Issuance Trust, Series
                   2007 A2, Class A2, VRN, 5.35%, 8/21/07,
                   resets quarterly off the 3-month LIBOR minus
                   0.01% with no caps(5)                                 6,309,033
          534,512  CNH Equipment Trust, Series 2004 A, Class
                   A3A, VRN, 5.39%, 6/15/07, resets monthly off
                   the 1-month LIBOR plus 0.07% with no caps               534,881
          991,254  Countrywide Asset-Backed Certificates, Series
                   2006-6, Class 2A1, VRN, 5.39%, 6/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.07% with no caps(5)                                   991,907
        4,233,761  Countrywide Asset-Backed Certificates, Series
                   2006-22, Class 2A1, VRN, 5.37%, 6/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.05% with no caps(5)                                 4,238,973
          488,057  Countrywide Asset-Backed Certificates, Series
                   2006 BC2, Class 2A1, VRN, 5.36%, 6/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.04% with no caps                                      488,387

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

      $ 1,350,864  Credit-Based Asset Servicing and
                   Securitization, Series 2006 CB3, Class AV1,
                   VRN, 5.38%, 6/25/07, resets monthly off the
                   1-month LIBOR plus 0.06% with no caps(5)            $ 1,351,761
        3,716,932  First Franklin Mortgage Loan Asset Backed
                   Certificates, Series 2006 FF11, Class 2A1,
                   VRN, 5.36%, 6/25/07, resets monthly off the
                   1-month LIBOR plus 0.04% with no caps(5)              3,719,244
        5,781,976  First Franklin Mortgage Loan Asset Backed
                   Certificates, Series 2006 FF12, Class A2,
                   VRN, 5.36%, 6/25/07, resets monthly off the
                   1-month LIBOR plus 0.04% with no caps(5)              5,785,185
          229,833  Goldman Sachs Auto Loan Trust, Series 2005-1,
                   Class A3 SEQ, 4.45%, 5/17/10                            228,569
          500,483  IndyMac Residential Asset Backed Trust,
                   Series 2006 B, Class 2A1, VRN, 5.38%,
                   6/25/07, resets monthly off the 1-month LIBOR
                   plus 0.06% with no caps                                 500,836
          694,880  Long Beach Mortgage Loan Trust, Series
                   2006-2, Class 2A1, VRN, 5.39%, 6/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.07% with no caps                                      695,363
        2,918,077  Long Beach Mortgage Loan Trust, Series
                   2006-6, Class 2A1, VRN, 5.36%, 6/25/07,
                   resets monthly off the 1-month LIBOR plus
                   0.04% with no caps(5)                                 2,918,380
          154,822  Nomura Home Equity Loan, Inc., Series 2006
                   HE1, Class A1, VRN, 5.40%, 6/25/07, resets
                   monthly off the 1-month LIBOR plus 0.08% with
                   no caps                                                 154,892
          335,886  Nomura Home Equity Loan, Inc., Series 2006
                   HE2, Class A1, VRN, 5.38%, 6/25/07, resets
                   monthly off the 1-month LIBOR plus 0.06% with
                   no caps                                                 335,950
          391,329  Residential Asset Securities Corp., Series
                   2004 KS2, Class MI1, 4.71%, 3/25/34                     374,619

Shares/Principal Amount                                                      Value

      $ 1,748,890  SLC Student Loan Trust, Series 2006-2, Class
                   A1, VRN, 5.33%, 6/15/07, resets quarterly off
                   the 3-month LIBOR minus 0.02% with no caps(5)       $ 1,749,897
        2,070,000  SLM Student Loan Trust, Series 2006-5, Class
                   A2, VRN, 5.35%, 7/25/07, resets quarterly off
                   the 3-month LIBOR minus 0.01% with no caps(5)         2,071,430
          418,519  SLM Student Loan Trust, Series 2006-7, Class
                   A1, VRN, 5.32%, 7/25/07, resets quarterly off
                   the 3-month LIBOR minus 0.04% with no caps              418,732
        3,600,000  SLM Student Loan Trust, Series 2006-10, Class
                   A2, VRN, 5.37%, 7/25/07, resets quarterly off
                   the 3-month LIBOR plus 0.01% with no caps(5)          3,603,416
        2,632,818  Soundview Home Equity Loan Trust, Series
                   2006-3, Class A1, VRN, 5.36%, 6/25/07, resets
                   monthly off the 1-month LIBOR plus 0.04% with
                   no caps(5)                                            2,633,805
        1,518,000  USAA Auto Owner Trust, Series 2006-1, Class
                   A3 SEQ, 5.01%, 9/15/10(5)                             1,514,688
          308,370  WFS Financial Owner Trust, Series 2005-3,
                   Class A3A SEQ, 4.25%, 6/17/10                           307,098
           95,024  World Omni Auto Receivables Trust, Series
                   2005 B, Class A3 SEQ, 4.40%, 4/20/09                     94,839
        1,134,000  World Omni Auto Receivables Trust, Series
                   2006 A, Class A3 SEQ, 5.01%, 10/15/10                 1,131,569
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $51,282,867)                                                      51,295,191
                                                                    --------------

Sovereign Governments & Agencies -- 1.1%

             Euro  Bundesschatzanweisungen, 3.25%, 6/13/08
        8,400,000                                                       11,181,529
        $ 130,000  Hydro Quebec, 8.40%, 1/15/22                            166,744
              JPY  KfW, VRN, 0.46%, 8/8/07, resets quarterly off
    1,180,000,000  the 3-month JPY LIBOR minus 0.22% with no caps        9,702,627

------

Strategic Allocation: Moderate

Shares/Principal Amount                                                      Value

         $ 93,840  Overseas Private Investment Corp., 4.10%,
                   11/15/14                                                $89,386
        1,290,000  Province of Quebec, 5.00%, 7/17/09(5)                 1,285,404
                                                                    --------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $22,515,316)                                                      22,425,690
                                                                    --------------

Commercial Paper(9) -- 0.8%

        5,500,000  Allied Irish Banks N.A., 5.16%, 8/9/07
                   (Acquired 3/23/07, Cost $5,390,422)(5)(7)             5,444,478
        5,500,000  HBOS Treasury Services plc, 5.22%, 6/22/07(5)         5,483,159
        5,900,000  UBS Finance LLC, 5.22%, 6/1/07(5)                     5,900,000
                                                                    --------------
TOTAL COMMERCIAL PAPER
(Cost $16,828,857)                                                      16,827,637
                                                                    --------------

Certificates of Deposit -- 0.3%

        5,500,000  Canadian Imperial Bank of Commerce (New
                   York), 5.28%, 6/22/07(5)
(Cost $5,500,000)                                                        5,499,824
                                                                    --------------

Municipal Securities -- 0.2%

        1,150,000  Illinois GO, (Taxable Pension), 5.10%,
                   6/1/33(5)                                             1,070,857
        2,180,000  Orange County Housing Finance Auth. Rev.,
                   Series 2002 B, (Millenia), VRDN, 5.35%,
                   6/6/07 (LOC: Keybank N.A.)(5)                         2,180,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $3,334,483)                                                        3,250,857
                                                                    --------------

Shares/Principal Amount                                                      Value

Temporary Cash Investments -- 5.6%

Repurchase Agreement, Credit Suisse First Boston Corp.,
(collateralized by various U.S. Treasury obligations,
5.25% - 8.125%, 8/15/21 - 11/25/28, valued at $26,281,435), in a joint trading account at 5.03%, dated 5/31/07, due 6/1/07
(Delivery value $25,803,605)(5)                                       $ 25,800,000
Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.00%,
1/15/14, valued at $96,095,986), in a joint trading account at
5.00%, dated 5/31/07, due 6/1/07 (Delivery value $94,313,097)(5)        94,300,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $120,100,000)                                                    120,100,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(10) -- 9.9%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.28%, dated 5/31/07,
due 6/1/07 (Delivery value $45,006,600)                                 45,000,000
Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07,
due 6/1/07 (Delivery value $164,643,901)                               164,619,665
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $209,619,665)                                                    209,619,665
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 114.6%
(Cost $2,102,558,510)                                                2,437,562,321
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (14.6)%                              (310,807,221)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $2,126,755,100
                                                                    ==============

------

Strategic Allocation: Moderate

Futures Contracts
                                                Underlying Face   Unrealized Gain
Contracts Purchased           Expiration Date   Amount at Value        (Loss)

     775  U.S. Treasury
          2-Year Notes        September 2007      $157,942,578       $(134,947)

   1,142  U.S. Treasury
          5-Year Notes        September 2007      119,267,625        (145,320)
                                                  ------------      ------------
                                                  $277,210,203       $(280,267)
                                                  ============      ============

                                                 Underlying Face     Unrealized
Contracts Sold                Expiration Date    Amount at Value     Gain (Loss)

     239  U.S. Long Bond      September 2007      $ 26,080,875        $(11,231)

   1,079  U.S. Treasury
          10-Year Notes       September 2007       114,778,625         122,686
                                                  ------------      ------------
                                                  $140,859,500        $ 111,455
                                                  ============      ============

Swap Agreements

Notional                                                             Unrealized
Amount         Description of Agreement          Expiration Date     Gain (Loss)

CREDIT DEFAULT

   $2,600,000  Pay quarterly a fixed rate          March 2012          $33,767
               equal to 0.46% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of
               Centex Corp., par value of the
               proportional notional amount.
    3,690,000  Pay quarterly a fixed rate          March 2012          26,243
               equal to 0.55% multiplied by
               the notional amount and
               receive from Deutsche Bank
               Securities Inc. upon each
               default event of Lennar Corp.,
               par value of the proportional
               notional amount.
   13,100,000  Pay quarterly a fixed rate           June 2012         (12,067)
               equal to 0.35% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of one
               of the issues of Dow Jones CDX
               N.A. Investment Grade 8, par
               value of the proportional
               notional amount.
    8,500,000  Pay quarterly a fixed rate           June 2012         (18,018)
               equal to 0.57% multiplied by
               the notional amount and
               receive from Deutsche Bank AG
               upon each default event of
               Darden Restaurants, Inc., par
               value of the proportional
               notional amount.
    5,800,000  Pay quarterly a fixed rate          March 2017         (15,566)
               equal to 0.12% multiplied by
               the notional amount and
               receive from Barclays Bank plc
               upon each default event of
               Pfizer Inc., par value of the
               proportional notional amount.

INTEREST RATE

    5,620,000  Receive semiannually a fixed       November 2030        66,052
               rate equal to 5.6965% and pay
               quarterly a variable rate
               based on the 3-month LIBOR
               with Barclays Bank plc.
                                                                    ------------
                                                                       $80,411
                                                                    ============

------

Strategic Allocation: Moderate

Notes to Schedule of Investments

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

CDX = Credit Derivative Indexes

CVA = Certificaten Van Aandelen

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MSCI = Morgan Stanley Capital International

OJSC = Open Joint Stock Company

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Final maturity indicated, unless otherwise noted.

(5) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(6) Forward commitment.

(7) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2007, was
$36,004,920, which represented 1.7% of total net assets.

(8) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective May
31, 2007.

(9) The rate indicated is the yield to maturity at purchase.

(10) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of May 31, 2007, securities with an aggregate value of $4,556,341, which represented 0.2% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------

PERFORMANCE
Strategic Allocation: Aggressive

Total Returns as of May 31, 2007
                                             Average Annual Returns
                                                    10        Since     Inception
                      6 months(1)  1 year  5 years  years   Inception      Date

INVESTOR CLASS          10.90%     20.31%  10.76%   9.38%     9.67%      2/15/96

S&P 500 INDEX(2)        10.29%     22.79%   9.45%   7.78%     9.66%         --

CITIGROUP US BROAD
INVESTMENT-GRADE
BOND INDEX               0.65%     6.70%    4.78%   6.20%    6.10%(3)       --

90-DAY U.S.
TREASURY BILL
INDEX(2)                 2.40%     4.88%    2.61%   3.57%     3.75%         --

Institutional Class     10.99%     20.54%  10.97%     --      5.69%       8/1/00

Advisor Class           10.76%     20.04%  10.48%   9.09%     9.25%      10/2/96

A Class                                                                  9/30/04
 No sales
 charge*
 With sales             10.74%     20.02%    --       --      15.18%
 charge*                 4.34%     13.06%    --       --      12.67%

B Class                                                                  9/30/04
 No sales
 charge*
 With sales             10.28%     19.14%    --       --      14.32%
 charge*                 5.28%     15.14%    --       --      13.42%

C Class                                                                  11/27/01
 No sales
 charge*
 With sales             10.31%     19.19%   9.67%     --      8.64%
 charge*                 9.31%     19.19%   9.67%     --      8.64%

R Class                 10.35%     19.33%    --       --      14.53%     3/31/05

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. ©2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 2/29/96, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Strategic Allocation: Aggressive

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1997

One-Year Returns Over 10 Years
Periods ended May 31
                 1998     1999     2000      2001       2002     2003     2004    2005      2006     2007

Investor Class  22.62%    5.32%   29.16%    -5.55%     -6.64%   -5.19%   18.70%   9.04%    12.94%   20.31%

S&P 500 Index   30.69%   21.03%   10.48%    -10.55%   -13.85%   -8.06%   18.33%   8.24%    8.64%    22.79%

Citigroup US
Broad
Investment-Grade
Bond Index      10.99%    4.33%    2.01%    13.21%     8.06%    11.54%   -0.39%   7.03%    -0.46%    6.70%

90-Day U.S.
Treasury Bill
Index            5.13%    4.59%    5.29%     5.44%     2.30%     1.39%   0.94%    2.05%    3.84%     4.88%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Strategic Allocation: Aggressive

Portfolio Managers: Jeff Tyler and Irina Torelli

PERFORMANCE SUMMARY

Strategic Allocation: Aggressive returned 10.90%* for the six months ended May
31, 2007. The fund's performance reflected the generally positive returns in the global financial markets, as well as the fund's broad asset allocation.

Strategic Allocation: Aggressive's neutral asset mix is 78% stocks, 20% bonds, and 2% cash-equivalent investments. The portfolio's actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

From a tactical perspective, the portfolio retained a slightly overweight position in bonds and a corresponding underweight position in stocks throughout the six-month period, with a neutral position in cash-equivalents.
This modestly defensive posture, which we put in place in the latter half of
2006, reflected our expectations for a softer economy, weaker corporate earnings, and a declining U.S. dollar.

MODEST UNDERWEIGHT IN U.S. STOCKS

Our slight underweight in domestic stocks during the reporting period reflected our view that declining profit margins and decelerating earnings growth could put downward pressure on the stock market in 2007. So far, however, earnings have remained resilient, and stocks have continued to perform well.

We remained overweight in large-cap stocks, which tend to hold up better in a weaker economic environment because of their relatively consistent cash flows, and underweight in mid- and smaller-company issues. Results from this positioning were generally positive -- our large-cap overweight helped as large-cap stocks posted strong gains, and although our mid-cap underweight hurt as mid-cap shares outperformed, we benefited from strong stock selection in this segment of the market.

In terms of growth and value stocks, we were neutral overall during the reporting period after holding an overweight position in growth and an underweight in value for much of 2006.

FOREIGN STOCKS IN NEUTRAL

In the international stock portion, we maintained a neutral position throughout the reporting period. We favored international investments because of our expectations for a decline in the U.S. dollar, but we were also concerned that the economic slowdown in the U.S. could spread to the rest of the world. Consequently, we stayed neutral in foreign equities.

Asset Allocation as of May 31, 2007
                                                % of net assets

U.S. Stocks                                          53.2%
Foreign Stocks & Rights(1)                           25.0%
U.S. Bonds                                           19.6%
Money Market Securities                              3.4%
Foreign Bonds                                        1.6%
Other(2)                                            (2.8)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes securities lending collateral and other assets and liabilities.

Fund's Top Five U.S. Stocks as of May 31, 2007
                                % of fund's
                                U.S. stocks     % of net assets

Exxon Mobil Corp.                   2.4%             1.3%
Citigroup Inc.                      1.8%             1.0%
Bank of America Corp.               1.7%             0.9%
JPMorgan Chase & Co.                1.7%             0.9%
Thermo Fisher Scientific
Inc.                                1.6%             0.8%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Strategic Allocation: Aggressive

Two-thirds of the foreign stock component was invested in developed markets, primarily in Europe and Asia. Emerging markets comprised the remaining one-third, and our exposure added value as emerging markets outperformed developed markets.

MODEST OVERWEIGHT IN BONDS

Our overweight position in fixed-income securities detracted somewhat from performance as bonds underperformed both stocks and cash-equivalents during the reporting period. The portfolio remained neutral in high-quality U.S.
bonds; the overweight consisted entirely of our position in international bonds, which was based on our expectations for a declining dollar given weaker economic activity domestically and expanding economies overseas.

Domestically, we held an underweight in corporate bonds, a defensive position designed to protect against "event risk" -- the risk of a leveraged buyout, share buyback, or special dividend that benefits stockholders at the expense of bondholders. Our underweight in high-yield corporate bonds weighed on results as this segment of the bond market outperformed significantly. The portfolio benefited from its overweight position in fixed-rate mortgage-backed securities, which were the best performers among investment-grade bonds.

STARTING POINT FOR NEXT REPORTING PERIOD

We intend to maintain the portfolio's current positioning as of May 31, 2007.
Although corporate earnings have been stronger than expected, the dollar's decline has played a key role -- 49% of the sales for the companies in the S&P
500 Index come from foreign operations, and a weaker dollar makes those overseas revenues worth more at home.

Going forward, however, we expect the economic slowdown of the past year to take its toll on corporate profits. Consumer spending, which has been supported entirely by higher wages, faces a series of headwinds -- rising interest rates, higher gas prices, and declining mortgage equity withdrawals as the housing market slumps.

We have also seen an increase in market volatility over the last six months, and we expect that to continue in the coming months. This environment reinforces our conservative tactical positioning -- slightly underweight in stocks and a modest overweight in bonds.

Fund's U.S. Bonds as of May 31, 2007
                                                  % of fund's
                                                  U.S. bonds

Corporate Bonds                                      28.6%
U.S. Government Agency
Mortgage-Backed Securities                           25.3%
U.S. Treasury Securities                             13.6%
U.S. Government Agency Securities                    12.8%
Collateralized Mortgage Obligations                  11.6%
Asset-Backed Securities                              7.7%
Municipal Securities                                 0.4%

Fund's Top Five Foreign Stocks as of May 31, 2007
                                % of fund's
                               foreign stocks   % of net assets

Nintendo Co., Ltd. ORD              2.6%             0.6%
Roche Holding AG ORD                2.0%             0.5%
America Movil, SAB de CV ADR        1.5%             0.4%
Accenture Ltd. Cl A                 1.2%             0.3%
Shire plc ORD                       1.2%             0.3%

Geographic Composition of Fund's Foreign Stocks as of May 31,
2007
                                                  % of fund's
                                                foreign stocks

Europe                                               47.5%
Asia/Pacific                                         35.6%
Americas (excluding U.S.)                            13.5%
Africa                                               3.4%

------

SCHEDULE OF INVESTMENTS
Strategic Allocation: Aggressive

MAY 31, 2007 (UNAUDITED)

Shares/Principal Amount                                                      Value

Common Stocks & Rights -- 78.0%

AEROSPACE & DEFENSE -- 2.6%
       195,259  BE Aerospace, Inc.(1)(2)                               $ 7,476,180
        57,994  Boeing Co.                                               5,833,615
        28,400  Finmeccanica SpA ORD                                       893,369
        30,437  Lockheed Martin Corp.                                    2,985,870
        19,000  Northrop Grumman Corp.                                   1,436,590
        86,500  Precision Castparts Corp.                               10,341,940
        52,500  United Technologies Corp.                                3,703,875
                                                                    --------------
                                                                        32,671,439
                                                                    --------------
AIR FREIGHT & LOGISTICS -- 0.3%
         2,257  C.H. Robinson Worldwide Inc.                               122,284
         3,909  FedEx Corporation                                          436,323
        39,752  United Parcel Service, Inc. Cl B                         2,860,951
                                                                    --------------
                                                                         3,419,558
                                                                    --------------
AIRLINES -- 0.5%
     1,420,000  AirAsia Bhd ORD(1)                                         818,950
        29,300  Continental Airlines Inc. Cl B(1)                        1,176,981
        13,000  Korean Air Lines Co., Ltd. ORD                             770,308
         3,585  LAN Airlines SA ADR                                        288,306
           223  LAN Airlines SA Rights                                          --
        28,790  Ryanair Holdings plc ADR(1)(2)                           1,188,739
       100,520  Southwest Airlines Co.                                   1,438,441
       143,973  Turk Hava Yollari Anonim Ortakligi ORD(1)                  917,930
                                                                    --------------
                                                                         6,599,655
                                                                    --------------
AUTO COMPONENTS -- 0.6%
         6,500  Autoliv, Inc.                                              388,050
        22,900  BorgWarner Inc.                                          1,927,264
         6,050  Continental AG ORD                                         855,593
        66,300  Goodyear Tire & Rubber Co. (The)(1)                      2,351,661
        59,300  Hankook Tire Co. Ltd. ORD                                  955,112
        32,477  Nokian Renkaat Oyj ORD(2)                                1,131,731
                                                                    --------------
                                                                         7,609,411
                                                                    --------------
AUTOMOBILES -- 0.4%
        10,500  DaimlerChrysler AG ORD                                     962,770
        18,380  Fiat SpA ORD                                               526,241
       131,000  Isuzu Motors Ltd. ORD                                      638,368
       304,500  PT Astra International Tbk ORD                             565,741
        39,600  Toyota Motor Corp. ORD                                   2,375,545
                                                                    --------------
                                                                         5,068,665
                                                                    --------------

Shares/Principal Amount                                                      Value

BEVERAGES -- 1.1%
        55,200  Anheuser-Busch Companies, Inc.                         $ 2,944,368
        40,950  Coca-Cola Company (The)                                  2,169,941
        50,300  Coca-Cola Enterprises Inc.                               1,174,505
        45,113  Compania Cervecerias Unidas SA ORD                         317,576
        19,550  Heineken N.V. ORD                                        1,138,944
         9,200  Molson Coors Brewing Co.                                   842,444
        44,400  Pepsi Bottling Group Inc.                                1,553,556
        64,900  PepsiCo, Inc.                                            4,434,616
                                                                    --------------
                                                                        14,575,950
                                                                    --------------
BIOTECHNOLOGY -- 0.7%
         1,500  Actelion Ltd. ORD(1)(2)                                    327,804
        64,694  Amgen Inc.(1)                                            3,644,212
        12,136  Biogen Idec Inc.(1)                                        633,742
        14,800  Celgene Corp.(1)                                           906,352
        19,400  Cephalon, Inc.(1)(2)                                     1,610,394
        19,990  CSL Ltd. ORD                                             1,476,261
         4,149  Gilead Sciences, Inc.(1)                                   343,413
                                                                    --------------
                                                                         8,942,178
                                                                    --------------
BUILDING PRODUCTS -- 0.1%
        23,800  Daikin Industries Ltd. ORD(2)                              870,326
        11,900  Masco Corp.                                                359,499
                                                                    --------------
                                                                         1,229,825
                                                                    --------------
CAPITAL MARKETS -- 2.5%
        36,100  Ameriprise Financial Inc.                                2,268,885
        26,000  Bank of New York Co., Inc. (The)                         1,054,560
        33,550  Credit Suisse Group ORD                                  2,550,753
        34,950  Goldman Sachs Group, Inc. (The)                          8,067,159
        32,320  Julius Baer Holding AG ORD                               2,458,557
       170,920  Man Group plc ORD                                        1,991,108
         7,377  Mellon Financial Corp.                                     319,645
        29,930  Merrill Lynch & Co., Inc.                                2,775,409
        72,245  Morgan Stanley                                           6,143,715
         3,400  Nuveen Investments Inc. Cl A(2)                            186,524
       102,700  Schwab (Charles) Corp.                                   2,307,669
        15,700  SEI Investments Co.                                        969,161
        13,808  UBS AG ORD                                                 900,473
                                                                    --------------
                                                                        31,993,618
                                                                    --------------
CHEMICALS -- 1.4%
        10,990  BASF AG ORD                                              1,360,949
        21,427  Celanese Corp., Series A                                   779,729
        22,200  du Pont (E.I.) de Nemours & Co.                          1,161,504

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

         9,609  H.B. Fuller Company(2)                                    $261,845
         6,040  Linde AG ORD(1)(2)                                         667,350
        33,937  Lyondell Chemical Co.                                    1,261,438
         9,400  Minerals Technologies Inc.                                 597,934
        70,258  Monsanto Co.                                             4,327,893
        29,200  Mosaic Co. (The)(1)(2)                                   1,025,796
        18,400  PPG Industries, Inc.                                     1,401,896
        10,572  Syngenta AG ORD                                          1,989,800
        47,800  Terra Industries Inc.(1)(2)                                926,842
         6,710  Umicore ORD                                              1,432,017
        14,270  Yara International ASA ORD                                 413,532
                                                                    --------------
                                                                        17,608,525
                                                                    --------------
COMMERCIAL BANKS -- 3.9%
        63,054  Anglo Irish Bank Corp. plc ORD                           1,480,388
        51,850  Banco Bilbao Vizcaya Argentaria SA ORD                   1,310,123
        21,751  Banco Macro SA ADR(2)                                      776,946
        52,140  Banco Popolare di Verona e Novara Scrl ORD(2)            1,584,027
        90,975  Barclays plc ORD                                         1,300,214
        22,200  BB&T Corporation                                           934,842
       184,000  Bumiputra - Commerce Holdings Bhd ORD                      644,284
     1,105,000  China Construction Bank Cl H ORD                           662,278
       363,000  China Merchants Bank Co. Ltd. Cl H ORD                     936,729
     1,033,760  Chinatrust Financial Holding Co. ORD                       783,886
        20,986  Erste Bank der Oesterreichischen Sparkassen AG
                ORD(1)(2)                                                1,646,136
        22,300  Fifth Third Bancorp                                        944,628
       194,136  Grupo Financiero Banorte, SAB de CV ORD                    907,363
       103,430  HSBC Holdings plc ORD                                    1,912,269
        23,381  ICICI Bank Ltd. ADR(2)                                   1,111,767
        12,690  KBC Groupe ORD                                           1,750,914
         6,681  Komercni Banka AS ORD                                    1,223,049
        95,700  Malaysian Plantations Bhd ORD(1)                            81,663
        13,200  Marshall & Ilsley Corp.                                    633,468
            78  Mitsubishi UFJ Financial Group, Inc. ORD                   897,362
        50,950  National Australia Bank Ltd. ORD                         1,794,835
        45,110  National Bank of Greece SA ORD(1)                        2,693,567
        19,900  National City Corp.                                        688,341
        10,600  PNC Financial Services Group                               782,280

Shares/Principal Amount                                                      Value

     3,098,000  PT Bank Mandiri Tbk ORD                                $ 1,140,648
       125,825  Royal Bank of Scotland Group plc ORD                     1,562,918
           188  Sberbank RF ORD(1)                                         665,520
        27,740  Shinhan Financial Group Co., Ltd. ORD                    1,712,456
         8,651  Societe Generale ORD(2)                                  1,685,281
         5,443  South Financial Group Inc. (The)                           129,543
        13,300  SunTrust Banks, Inc.                                     1,187,557
        34,690  Swedbank AB Cl A ORD                                     1,278,353
       338,370  Turkiye Garanti Bankasi AS ORD                           1,861,998
        66,300  U.S. Bancorp                                             2,292,654
        33,300  Wachovia Corp.                                           1,804,527
       231,135  Wells Fargo & Co.                                        8,341,663
                                                                    --------------
                                                                        51,144,477
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
         6,430  Adecco SA ORD(2)                                           468,920
       100,386  Capita Group plc ORD                                     1,472,471
        23,850  Corrections Corp. of America(1)(2)                       1,545,480
         7,800  Pitney Bowes, Inc.                                         372,450
        21,800  R.R. Donnelley & Sons Company                              933,476
        24,100  Republic Services, Inc.                                    729,748
        46,400  TeleTech Holdings Inc.(1)(2)                             1,632,352
        59,700  Waste Management, Inc.                                   2,308,599
                                                                    --------------
                                                                         9,463,496
                                                                    --------------
COMMUNICATIONS EQUIPMENT -- 1.6%
       382,417  Cisco Systems Inc.(1)                                   10,294,665
       209,000  Gemtek Technology Corp. ORD                                586,478
         7,551  Interdigital Communications Corp.(1)                       245,785
       108,500  Juniper Networks, Inc.(1)                                2,648,485
        36,900  Motorola, Inc.                                             671,211
        51,130  Nokia Oyj ORD                                            1,399,935
        43,200  QUALCOMM Inc.                                            1,855,440
        24,191  Riverbed Technology, Inc.(1)                             1,009,007
       290,340  Telefonaktiebolaget LM Ericsson Cl B ORD                 1,101,394
       137,000  Vtech Holdings Ltd. ORD                                  1,000,064
                                                                    --------------
                                                                        20,812,464
                                                                    --------------
COMPUTERS & PERIPHERALS -- 2.0%
        86,619  Apple Inc.(1)                                           10,529,405
        82,300  Dell Inc.(1)                                             2,211,401
       225,941  Hewlett-Packard Co.                                     10,327,763
         7,852  NCR Corp.(1)                                               421,417
        14,400  Network Appliance, Inc.(1)                                 463,536

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       256,000  Quanta Computer Inc. ORD                                  $387,468
       584,000  Wistron Corp. ORD                                          986,445
                                                                    --------------
                                                                        25,327,435
                                                                    --------------
CONSTRUCTION & ENGINEERING -- 1.1%
        43,733  Chicago Bridge & Iron Company New York Shares            1,703,838
         9,169  EMCOR Group Inc.(1)                                        601,395
        53,507  Foster Wheeler Ltd.(1)                                   5,540,114
        12,180  Hochtief AG ORD                                          1,411,790
       567,000  Midas Holdings Ltd. ORD                                    817,134
         7,889  Perini Corp.(1)                                            433,895
       115,184  Quanta Services, Inc.(1)(2)                              3,456,672
                                                                    --------------
                                                                        13,964,838
                                                                    --------------
CONSTRUCTION MATERIALS -- 0.4%
       691,460  Asia Cement Corp. ORD                                      772,359
       246,000  China National Building Material Co. Ltd. Cl H
                ORD                                                        355,997
       241,000  Corporacion Moctezuma, SAB de CV ORD                       718,023
        20,020  Holcim Ltd. ORD                                          2,214,095
        14,779  Pretoria Portland Cement Co. Ltd. ORD                    1,047,553
                                                                    --------------
                                                                         5,108,027
                                                                    --------------
CONSUMER FINANCE -- 0.4%
        32,113  American Express Co.                                     2,086,703
        25,530  AmeriCredit Corp.(1)(2)                                    677,822
         8,760  ORIX Corp. ORD                                           2,346,749
                                                                    --------------
                                                                         5,111,274
                                                                    --------------
CONTAINERS & PACKAGING -- 0.2%
        17,100  Bemis Co., Inc.                                            575,073
        30,700  Owens-Illinois Inc.(1)                                   1,043,800
        18,906  Rock-Tenn Co. Cl A                                         660,198
        13,174  Sonoco Products Co.                                        570,434
                                                                    --------------
                                                                         2,849,505
                                                                    --------------
DISTRIBUTORS(3)
         3,700  Genuine Parts Company                                      189,884
                                                                    --------------
DIVERSIFIED -- 0.3%
        40,824  iShares MSCI Japan Index Fund(2)                           596,847
        10,600  iShares Russell 1000 Growth Index Fund(2)                  639,816
        19,900  Standard and Poor's 500 Depositary Receipt(2)            3,054,650
                                                                    --------------
                                                                         4,291,313
                                                                    --------------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
        28,000  H & R Block, Inc.                                          663,320
         2,000  ITT Educational Services Inc.(1)                           226,380
         4,420  MegaStudy Co., Ltd. ORD                                    820,476

Shares/Principal Amount                                                      Value

        29,292  Sotheby's                                              $ 1,390,491
                                                                    --------------
                                                                         3,100,667
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 3.2%
       227,934  Bank of America Corp.                                   11,558,533
       229,683  Citigroup Inc.                                          12,515,427
         8,250  Deutsche Boerse AG ORD                                   1,952,705
        28,420  ING Groep N.V. CVA                                       1,266,050
       220,293  JPMorgan Chase & Co.                                    11,417,786
        34,410  McGraw-Hill Companies, Inc. (The)                        2,419,367
                                                                    --------------
                                                                        41,129,868
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
       187,674  AT&T Inc.                                                7,758,444
       295,234  Axtel, SAB de CV ORD(1)                                  1,536,560
        10,600  BCE Inc. ORD                                               391,194
       162,190  BT Group plc ORD                                         1,057,877
           952  CenturyTel Inc.                                             47,048
        38,600  Cogent Communications Group, Inc.(1)                     1,107,820
        12,460  Hellenic Telecommunications Organization SA
                ORD(1)                                                     397,314
        65,900  LG Dacom Corp. ORD                                       1,597,447
       453,000  PT Telekomunikasi Indonesia Tbk ORD                        490,104
        42,630  Telenor ASA ORD                                            828,889
        91,972  Telkom SA Ltd. ORD                                       2,213,906
        82,032  Verizon Communications Inc.                              3,570,853
                                                                    --------------
                                                                        20,997,456
                                                                    --------------
ELECTRIC UTILITIES -- 0.9%
        18,400  Allegheny Energy, Inc.(1)                                  982,376
        26,230  CEZ AS ORD(1)                                            1,340,201
         6,000  Duke Energy Corp.                                          117,240
         3,943  El Paso Electric Co.(1)                                    107,289
        19,027  Entergy Corp.                                            2,148,148
        59,997  Equatorial Energia SA ORD                                  608,945
        23,800  Exelon Corporation                                       1,856,400
        33,400  PPL Corporation                                          1,535,064
        76,868  Reliant Energy, Inc.(1)                                  1,969,358
     1,115,835  Unified Energy System ORD(1)                             1,380,288
                                                                    --------------
                                                                        12,045,309
                                                                    --------------
ELECTRICAL EQUIPMENT -- 2.1%
         4,200  ABB India Ltd. ORD                                         478,025
        85,070  ABB Ltd. ORD(2)                                          1,819,159
        22,980  Acuity Brands Inc.(2)                                    1,395,116
         5,620  ALSTOM Co. ORD(1)                                          889,980
         6,992  Bharat Heavy Electricals Ltd. ORD                          242,257
        70,900  Cooper Industries, Ltd. Cl A                             3,798,822

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

       109,900  Emerson Electric Co.                                   $ 5,324,655
        14,600  First Solar Inc.(1)(2)                                     993,384
        16,100  General Cable Corp.(1)(2)                                1,097,215
        15,100  Hubbell Inc. Cl B                                          850,583
       188,000  Mitsubishi Electric Corp. ORD                            1,719,484
        15,970  Q-Cells AG ORD(1)(2)                                     1,332,184
        35,714  Roper Industries Inc.(2)                                 2,084,269
        10,650  Schneider Electric SA ORD                                1,537,363
        39,080  Vestas Wind Systems AS ORD(1)                            2,745,750
                                                                    --------------
                                                                        26,308,246
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
        10,340  Avnet Inc.(1)                                              442,966
       454,400  Hon Hai Precision Industry Co., Ltd. ORD                 3,211,817
         6,000  Ibiden Co. Ltd. ORD                                        323,938
           105  Molex Inc.                                                   3,123
         3,700  Murata Manufacturing Co. Ltd. ORD                          261,484
        16,000  Sunpower Corp. Cl A(1)(2)                                  854,560
                                                                    --------------
                                                                         5,097,888
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 1.2%
        41,900  Acergy SA                                                  944,977
        80,875  Aker Kvaerner ASA ORD(2)                                 1,984,926
        36,200  Cameron International Corp.(1)                           2,566,579
        15,446  Core Laboratories N.V.(1)(2)                             1,419,951
        37,153  Dresser-Rand Group Inc.(1)                               1,322,647
         5,039  Halliburton Co.                                            181,152
        26,900  Helmerich & Payne, Inc.                                    911,641
        17,872  National Oilwell Varco, Inc.(1)                          1,688,010
        35,550  OAO TMK GDR(1)                                           1,297,575
        61,442  Saipem SpA ORD(2)                                        1,920,358
        15,600  Schlumberger Ltd.                                        1,214,772
                                                                    --------------
                                                                        15,452,588
                                                                    --------------
FOOD & STAPLES RETAILING -- 1.6%
       143,316  Cencosud SA ORD                                            578,063
         5,700  Costco Wholesale Corp.                                     321,879
       125,736  Kroger Co. (The)                                         3,812,316
        19,700  LAWSON Inc. ORD                                            702,589
        28,152  Safeway Inc.                                               970,681
         2,270  Shinsegae Co. Ltd. ORD                                   1,626,320
        21,200  SUPERVALU INC.                                           1,009,968
       290,113  Tesco plc ORD                                            2,634,503
       158,933  Wal-Mart Stores, Inc.                                    7,565,211
       572,000  Wumart Stores Inc. Cl H ORD                                403,187

Shares/Principal Amount                                                      Value

        17,907  X5 Retail Group N.V. GDR(1)                               $538,105
                                                                    --------------
                                                                        20,162,822
                                                                    --------------
FOOD PRODUCTS -- 1.8%
       108,242  Campbell Soup Co.                                        4,297,207
       876,000  China Yurun Food Group Ltd. ORD(2)                       1,054,543
       112,800  ConAgra Foods, Inc.                                      2,876,400
        54,783  General Mills, Inc.                                      3,354,911
        19,930  Groupe Danone ORD(2)                                     3,122,049
        22,000  H.J. Heinz Co.                                           1,046,760
       134,371  JBS SA ORD(1)                                              566,742
         5,700  Kellogg Co.                                                307,686
        72,700  Kraft Foods Inc. Cl A                                    2,460,168
       324,000  Kuala Lumpur Kepong Bhd ORD                              1,277,505
         2,170  Nestle SA ORD                                              844,834
         7,990  Royal Numico N.V. ORD                                      397,648
        58,300  Unilever N.V. New York Shares                            1,737,340
                                                                    --------------
                                                                        23,343,793
                                                                    --------------
GAS UTILITIES -- 0.1%
         7,263  Nicor Inc.(2)                                              340,998
       114,000  Osaka Gas Co. Ltd. ORD                                     424,373
        10,700  WGL Holdings Inc.                                          377,389
                                                                    --------------
                                                                         1,142,760
                                                                    --------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
        70,475  Baxter International Inc.                                4,005,799
         2,700  Beckman Coulter, Inc.                                      176,580
        53,738  Becton, Dickinson & Co.                                  4,097,523
        35,100  DENTSPLY International Inc.                              1,268,514
        17,800  Hologic, Inc.(1)(2)                                        962,802
         5,000  Idexx Laboratories, Inc.(1)                                441,450
        10,900  Intuitive Surgical Inc.(1)                               1,500,167
        14,661  Kinetic Concepts Inc.(1)                                   735,689
        45,700  Medtronic, Inc.                                          2,429,869
        23,200  Mentor Corp.(2)                                            938,208
        11,573  Mettler-Toledo International, Inc.(1)                    1,137,626
        24,000  Symmetry Medical Inc.(1)                                   367,920
         8,060  Synthes Inc.                                             1,004,540
        22,287  TomoTherapy Inc.(1)                                        503,240
        43,900  Zimmer Holdings Inc.(1)                                  3,865,834
                                                                    --------------
                                                                        23,435,761
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 1.9%
         7,660  Apria Healthcare Group Inc.(1)(2)                          221,834
        46,105  Express Scripts, Inc.(1)                                 4,707,320

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

        11,560  Fresenius Medical Care AG & Co. KGaA ORD               $ 1,696,565
        11,959  Healthspring Inc.(1)                                       292,039
        46,131  Humana Inc.(1)                                           2,862,429
        22,400  Laboratory Corp. of America Holdings(1)                  1,763,776
        27,633  McKesson Corp.                                           1,744,471
        47,600  Medco Health Solutions Inc.(1)                           3,701,375
       388,746  Network Healthcare Holdings Ltd. ORD                       845,741
         6,200  Patterson Companies, Inc.(1)                               232,624
         6,400  Quest Diagnostics Inc.                                     313,728
        39,145  UnitedHealth Group Inc.                                  2,143,972
         2,900  Universal Health Services, Inc. Cl B                       179,191
        12,100  VCA Antech Inc.(1)                                         478,918
        30,256  WellCare Health Plans Inc.(1)                            2,784,762
                                                                    --------------
                                                                        23,968,745
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 1.2%
        22,350  Accor SA ORD(2)                                          2,078,194
        23,898  Choice Hotels International Inc.(2)                        963,567
       245,000  FU JI Food and Catering Services Holdings Ltd.
                ORD(2)                                                     837,741
        43,100  Hilton Hotels Corporation                                1,532,205
         8,600  International Speedway Corp.                               450,640
        33,800  Las Vegas Sands Corp.(1)                                 2,637,076
        35,024  McDonald's Corporation                                   1,770,463
        14,721  Modetour Network Inc. ORD                                  658,179
        12,400  OSI Restaurant Partners, Inc.                              504,680
        17,700  Penn National Gaming, Inc.(1)(2)                           945,711
        18,600  Punch Taverns plc ORD                                      494,843
         1,488  Shreveport Gaming Holdings Inc.(1)                          26,457
        18,600  Speedway Motorsports Inc.                                  750,696
        43,553  WMS Industries Inc.(1)(2)                                1,844,905
                                                                    --------------
                                                                        15,495,357
                                                                    --------------
HOUSEHOLD DURABLES -- 1.2%
       122,001  Corporacion GEO, SAB de CV Series B ORD(1)                 692,323
        57,613  Gafisa SA ORD                                              966,601
        85,198  LPS Brasil - Consultoria de Imoveis SA ORD(1)            1,022,270
        17,000  Makita Corp. ORD                                           706,878
       227,000  Merry Electronics Co. Ltd. ORD                             817,708
        22,400  Mohawk Industries Inc.(1)                                2,286,144

Shares/Principal Amount                                                      Value

       105,000  Newell Rubbermaid Inc.                                 $ 3,334,800
         2,592  NVR, Inc.(1)(2)                                          2,065,824
        27,000  Sharp Corp. ORD                                            516,969
         7,734  Snap-on Incorporated                                       418,177
        15,500  Sony Corp. ORD                                             892,884
        24,500  Tempur-Pedic International Inc.(2)                         621,320
       146,277  Urbi Desarrollos Urbanos, SAB de CV ORD(1)                 626,341
                                                                    --------------
                                                                        14,968,239
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.7%
         2,700  Clorox Company                                             181,278
         9,488  Colgate-Palmolive Co.                                      635,316
        13,897  Energizer Holdings Inc.(1)                               1,376,637
        12,300  Kimberly-Clark Corp.                                       872,808
        54,800  Procter & Gamble Co. (The)                               3,482,540
        33,802  Reckitt Benckiser plc ORD                                1,837,378
                                                                    --------------
                                                                         8,385,957
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.7%
        89,842  AES Corp. (The)(1)                                       2,131,951
        10,200  Constellation Energy Group Inc.                            936,054
       155,660  International Power plc ORD                              1,398,135
       110,900  Tanjong plc                                                590,640
        51,808  TXU Corp.                                                3,494,449
                                                                    --------------
                                                                         8,551,229
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 1.4%
        41,726  Barloworld Ltd. ORD                                      1,156,680
       225,000  General Electric Co.                                     8,455,500
       204,000  Keppel Corp. Ltd. ORD                                    1,474,924
        36,544  McDermott International, Inc.(1)                         2,850,432
        56,239  Murray & Roberts Holdings Ltd. ORD                         532,742
        10,440  Siemens AG ORD                                           1,375,714
        45,200  Tyco International Ltd.                                  1,507,872
                                                                    --------------
                                                                        17,353,864
                                                                    --------------
INSURANCE -- 2.8%
         4,038  Ace, Ltd.                                                  248,620
         8,220  Allianz SE ORD                                           1,824,834
        25,900  Allstate Corp.                                           1,592,850
        34,500  Ambac Financial Group, Inc.                              3,091,545
        43,377  American Financial Group, Inc.                           1,546,390
        50,000  American International Group, Inc.                       3,617,000
        21,699  Arch Capital Group Ltd.(1)                               1,559,941
        37,244  Aspen Insurance Holdings Ltd.                            1,010,057

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

        52,677  AXA SA ORD(2)                                          $ 2,302,705
        50,135  Axis Capital Holdings Limited                            1,983,842
        25,544  Berkley (W.R.) Corp.                                       841,419
            16  Berkshire Hathaway Inc. Cl A(1)                          1,751,840
        12,600  Chubb Corp.                                                691,362
        48,750  Endurance Specialty Holdings Ltd.                        1,941,713
        19,100  Genworth Financial Inc. Cl A                               689,510
        13,900  Hartford Financial Services Group Inc. (The)             1,434,063
        37,300  LIG Non-Life Insurance Co., Ltd. ORD                       723,335
        20,100  Loews Corp.                                              1,025,703
        41,100  Marsh & McLennan Companies, Inc.                         1,349,313
           517  Odyssey Re Holdings Corp.                                   22,169
        74,790  QBE Insurance Group Ltd. ORD                             1,933,567
       911,140  Shin Kong Financial Holding Co. Ltd. ORD                   962,579
        11,000  Torchmark Corp.                                            771,210
        55,300  Travelers Companies, Inc. (The)                          2,995,601
                                                                    --------------
                                                                        35,911,168
                                                                    --------------
INTERNET & CATALOG RETAIL -- 0.0%
         1,515  Priceline.com Inc.(1)(2)                                    93,688
                                                                    --------------
INTERNET SOFTWARE & SERVICES -- 1.0%
        30,100  Digital River Inc.(1)(2)                                 1,547,742
        99,500  eBay Inc.(1)                                             3,239,720
        21,800  Equinix Inc.(1)(2)                                       1,904,884
         5,300  Google Inc. Cl A(1)                                      2,638,075
        18,500  SAVVIS Inc.(1)(2)                                          928,515
        68,000  Yahoo! Inc.(1)                                           1,951,600
                                                                    --------------
                                                                        12,210,536
                                                                    --------------
IT SERVICES -- 1.6%
        93,976  Accenture Ltd. Cl A                                      3,847,377
        12,598  Acxiom Corp.                                               350,224
        14,800  Cognizant Technology Solutions Corporation Cl
                A(1)                                                     1,162,688
        13,443  Electronic Data Systems Corp.                              387,293
         9,200  Fiserv, Inc.(1)                                            545,100
        38,700  Gartner, Inc.(1)(2)                                      1,066,572
        45,540  Infosys Technologies Ltd. ADR(2)                         2,242,845
        71,661  International Business Machines Corp.                    7,639,063
         9,600  MasterCard Inc. Cl A(2)                                  1,435,680
        68,800  Rolta India Ltd. ORD                                       783,766

Shares/Principal Amount                                                      Value

        25,519  Tata Consultancy Services Ltd. ORD                        $763,895
        16,478  Total System Services Inc.(2)                              546,905
                                                                    --------------
                                                                        20,771,408
                                                                    --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
        31,886  Hasbro, Inc.                                             1,025,135
        54,588  Mattel, Inc.                                             1,529,010
                                                                    --------------
                                                                         2,554,145
                                                                    --------------
LIFE SCIENCES TOOLS & SERVICES -- 1.0%
        21,972  Applera Corporation - Applied Biosystems Group             623,785
       197,500  Thermo Fisher Scientific Inc.(1)                        10,783,500
        22,000  Waters Corp.(1)                                          1,326,600
                                                                    --------------
                                                                        12,733,885
                                                                    --------------
MACHINERY -- 2.1%
       119,238  AGCO Corp.(1)                                            5,160,620
        29,500  Alfa Laval AB ORD                                        1,856,593
         8,000  Caterpillar Inc.                                           628,640
         7,200  Deere & Co.                                                867,384
        15,800  Dover Corp.                                                790,790
        22,800  Eaton Corp.                                              2,137,272
        10,400  Fanuc Ltd. ORD                                             993,081
        63,400  Force Protection Inc.(1)(2)                              1,820,848
        50,967  GEA Group AG ORD(1)                                      1,643,708
        80,000  Haitian International Holdings Ltd. ORD(1)                  59,422
        23,400  Ingersoll-Rand Company Cl A                              1,201,122
        11,370  Kone Oyj ORD                                               680,598
        59,200  Lupatech SA ORD                                          1,222,007
        17,500  Manitowoc Co., Inc. (The)                                1,326,150
        31,120  Metso Oyj ORD                                            1,730,923
         8,900  Parker-Hannifin Corp.                                      902,104
       111,000  Sumitomo Heavy Industries Ltd. ORD                       1,261,509
        16,400  Terex Corp.(1)                                           1,390,228
        14,580  Valmont Industries, Inc.(2)                              1,027,744
       258,000  Yangzijiang Shipbuilding Holdings Ltd. ORD(1)              290,210
                                                                    --------------
                                                                        26,990,953
                                                                    --------------
MARINE -- 0.2%
       125,000  Nippon Yusen Kabushiki Kaisha ORD(2)                     1,153,546
       836,000  U-Ming Marine Transport Corp. ORD(1)                     1,488,022
                                                                    --------------
                                                                         2,641,568
                                                                    --------------
MEDIA -- 1.8%
        67,978  Agora SA ORD                                             1,107,751

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

        19,476  CTC Media Inc.(1)(2)                                      $498,001
        25,500  Daily Mail and General Trust plc A Shares ORD              425,271
        56,228  DIRECTV Group, Inc. (The)(1)                             1,313,486
        54,308  EchoStar Communications Corp. Cl A(1)                    2,501,426
        13,330  Focus Media Holding Ltd. ADR(1)(2)                         589,586
        21,800  Gannett Co., Inc.                                        1,282,276
        68,540  Informa plc ORD                                            801,160
        16,300  Lamar Advertising Co. Cl A                               1,067,650
        93,178  Liberty Global, Inc. Series A(1)(2)                      3,578,036
         2,860  Omnicom Group Inc.                                         301,158
        26,856  Regal Entertainment Group                                  614,465
        16,259  Sinclair Broadcast Group, Inc. Cl A                        249,088
       101,100  Time Warner Inc.                                         2,160,507
        71,500  Viacom Inc. Cl B(1)                                      3,211,780
        84,816  Walt Disney Co. (The)                                    3,005,879
                                                                    --------------
                                                                        22,707,520
                                                                    --------------
METALS & MINING -- 1.4%
        32,400  Allegheny Technologies Inc.                              3,745,117
        18,993  Anglo American plc                                       1,135,432
        13,310  Anglo American plc ORD                                     800,690
        76,834  BHP Billiton Ltd. ORD(2)                                 2,006,135
       800,615  China Steel Corp. ORD                                      933,061
           684  Cleveland-Cliffs Inc.(2)                                    60,390
         8,191  Impala Platinum Holdings Limited ORD                       250,641
        54,216  JSW Steel Ltd. ORD                                         814,012
        41,589  Kumba Iron Ore Ltd. ORD                                  1,126,614
        16,700  Newmont Mining Corporation                                 679,356
        19,983  Nucor Corp.                                              1,349,652
         4,235  POSCO ORD                                                2,034,918
        13,960  Rio Tinto Ltd. ORD(2)                                    1,103,544
       203,000  Sumitomo Metal Industries Ltd. ORD                       1,099,326
         3,057  United States Steel Corp.                                  345,930
                                                                    --------------
                                                                        17,484,818
                                                                    --------------
MULTI-UTILITIES -- 0.3%
        16,200  Ameren Corp.                                               859,734
        27,200  NiSource Inc.                                              604,112
        30,500  Puget Energy, Inc.                                         768,905
        20,660  Veolia Environnement ORD(2)                              1,728,973
         5,200  Wisconsin Energy Corp.                                     251,836
         3,799  XCEL Energy Inc.                                            87,187
                                                                    --------------
                                                                         4,300,747
                                                                    --------------

Shares/Principal Amount                                                      Value

MULTILINE RETAIL -- 1.4%
       146,840  Big Lots, Inc.(1)(2)                                   $ 4,625,459
        26,100  Daiei Inc. (The) ORD(1)                                    280,110
        41,500  Dollar General Corp.                                       898,060
        19,742  Dollar Tree Stores Inc.(1)                                 835,284
        36,535  KarstadtQuelle AG ORD(1)                                 1,307,550
        26,465  Kohl's Corp.(1)                                          1,993,344
        74,292  La Polar SA ORD                                            425,455
       125,880  Lojas Renner SA ORD                                      2,094,949
       171,500  Parkson Retail Group Ltd. ORD(2)                         1,154,169
         6,960  PPR SA ORD(2)                                            1,270,365
       336,710  Ripley Corp. SA ORD                                        487,512
        37,300  Target Corp.                                             2,328,639
                                                                    --------------
                                                                        17,700,896
                                                                    --------------
OFFICE ELECTRONICS -- 0.3%
        27,200  Canon, Inc. ORD                                          1,600,394
       101,845  Xerox Corp.(1)                                           1,921,816
                                                                    --------------
                                                                         3,522,210
                                                                    --------------
OIL, GAS & CONSUMABLE FUELS -- 5.0%
         5,200  Anadarko Petroleum Corp.                                   258,180
        30,900  Apache Corp.                                             2,495,175
       139,420  BG Group plc ORD                                         2,130,580
        25,200  BP plc ADR                                               1,688,652
        23,400  Cabot Oil & Gas Corp.                                      912,600
        96,997  Chevron Corp.                                            7,904,286
       992,000  China Petroleum & Chemical Corp. Cl H ORD                1,107,798
        47,388  ConocoPhillips                                           3,669,253
        23,700  Devon Energy Corporation                                 1,819,686
        55,757  EnCana Corp.                                             3,423,480
        40,140  ENI SpA ORD                                              1,419,287
       198,083  Exxon Mobil Corp.                                       16,474,562
        29,670  GS Holdings Corp. ORD                                    1,518,342
        42,780  KazMunaiGas Exploration Production GDR(1)                  844,049
        24,014  Marathon Oil Corp.                                       2,973,173
         3,000  Murphy Oil Corp.                                           177,000
        52,989  Oil and Gas Development Co. Ltd. GDR                     1,051,832
        16,800  Peabody Energy Corp.                                       907,872
       216,000  PetroChina Co. Ltd. Cl H ORD                               282,707
        44,600  Royal Dutch Shell plc ADR                                3,313,780
        19,500  Southwestern Energy Company(1)                             928,200
        84,190  Statoil ASA ORD(2)                                       2,300,140
        14,175  Tesoro Corp.                                               877,149
        36,770  Total SA ORD                                             2,770,443
        10,479  Valero Energy Corp.                                        781,943

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

        48,400  XTO Energy Inc.                                        $ 2,807,684
                                                                    --------------
                                                                        64,837,853
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.3%
     1,108,660  Masisa SA ORD                                              302,688
         5,300  MeadWestvaco Corp.                                         185,500
       601,433  Nine Dragons Paper Holdings Ltd. ORD                     1,258,554
        48,024  Sappi Ltd. ORD                                             896,701
        21,300  Weyerhaeuser Co.                                         1,745,747
                                                                    --------------
                                                                         4,389,190
                                                                    --------------
PERSONAL PRODUCTS -- 0.2%
         2,076  Amorepacific Corp. ORD                                   1,744,538
        15,355  Bare Escentuals Inc.(1)(2)                                 644,142
                                                                    --------------
                                                                         2,388,680
                                                                    --------------
PHARMACEUTICALS -- 3.4%
        61,900  Abbott Laboratories                                      3,488,065
        14,500  Allergan, Inc.                                           1,805,685
       151,789  Aspen Pharmacare Holdings Ltd. ORD                         830,892
        11,633  Biovail Corp.                                              282,217
         6,100  Bristol-Myers Squibb Co.                                   184,891
        15,500  Eli Lilly and Company                                      908,610
        44,380  GlaxoSmithKline plc ORD                                  1,150,838
        46,700  Johnson & Johnson                                        2,954,709
        41,604  Merck & Co., Inc.                                        2,182,130
        23,760  Novartis AG ORD                                          1,335,191
         8,183  OJSC Pharmstandard GDR(1)(2)                               135,429
       249,695  Pfizer Inc.                                              6,864,115
        34,096  Roche Holding AG ORD                                     6,255,943
       228,700  Schering-Plough Corp.                                    7,487,637
       158,300  Shire plc ORD                                            3,719,522
        33,200  Teva Pharmaceutical Industries Ltd. ADR                  1,301,440
         9,900  Watson Pharmaceuticals, Inc.(1)                            305,514
        30,100  Wyeth                                                    1,740,984
                                                                    --------------
                                                                        42,933,812
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
        32,100  Digital Realty Trust Inc.(2)                             1,303,260
                                                                    --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.6%
       408,000  Agile Property Holdings Ltd. ORD                           449,879
    18,377,500  Filinvest Land Inc. ORD(1)                                 762,915
        33,624  Globe Trade Centre SA ORD(1)                               584,693
        17,919  Jones Lang LaSalle Inc.                                  2,091,147
        43,000  Sumitomo Realty & Development Co. Ltd. ORD               1,625,442

Shares/Principal Amount                                                      Value

        81,000  Tokyo Tatemono Co. Ltd. ORD                            $ 1,168,173
       613,000  Yanlord Land Group Ltd. ORD(2)                           1,134,677
                                                                    --------------
                                                                         7,816,926
                                                                    --------------
ROAD & RAIL -- 0.2%
       107,235  ALL - America Latina Logistica SA ORD                    1,370,236
         4,822  Burlington Northern Santa Fe Corp.                         449,073
         5,608  CSX Corporation                                            254,828
         5,017  Norfolk Southern Corp.                                     290,384
         3,601  Union Pacific Corp.                                        434,569
                                                                    --------------
                                                                         2,799,090
                                                                    --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.9%
        37,193  Amkor Technology Inc.(1)(2)                                528,884
        74,153  Applied Materials, Inc.                                  1,416,322
        82,800  Broadcom Corp. Cl A(1)                                   2,530,368
        84,367  Himax Technologies Inc. ADR(1)                             426,897
        88,300  Intel Corp.                                              1,957,611
        76,530  Intersil Corp. Cl A                                      2,303,553
        11,599  Linear Technology Corp.(2)                                 416,288
        43,765  MEMC Electronic Materials Inc.(1)                        2,660,037
         5,888  Novellus Systems, Inc.(1)(2)                               180,703
        38,300  NVIDIA Corp.(1)                                          1,327,861
       206,200  ON Semiconductor Corp.(1)(2)                             2,214,588
       664,000  Realtek Semiconductor Corp. ORD                          1,698,441
        48,000  Richtek Technology Corp. ORD(1)                            566,672
         2,010  Samsung Electronics ORD                                  1,158,533
        84,200  STMicroelectronics N.V. New York Shares                  1,623,376
       209,479  Teradyne, Inc.(1)                                        3,565,332
                                                                    --------------
                                                                        24,575,466
                                                                    --------------
SOFTWARE -- 1.6%
        48,000  Activision, Inc.(1)(2)                                     949,920
        23,868  BMC Software Inc.(1)                                       790,986
        46,000  Business Objects SA ADR(1)                               1,891,060
       106,074  Microsoft Corporation                                    3,253,290
        23,800  Nintendo Co., Ltd. ORD(2)                                8,321,883
        66,980  Oracle Corp.(1)                                          1,298,072
        78,800  THQ Inc.(1)                                              2,687,080
        35,122  Totvs SA ORD                                             1,204,058
                                                                    --------------
                                                                        20,396,349
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

SPECIALTY RETAIL -- 2.1%
        11,627  American Eagle Outfitters, Inc.                           $313,929
        14,196  AutoZone, Inc.(1)                                        1,826,031
        12,200  Best Buy Co., Inc.                                         589,138
        42,259  Dufry South America Ltd. BDR(1)                            950,454
       168,900  Esprit Holdings Limited ORD                              2,079,751
       156,400  GameStop Corp. Cl A(1)                                   5,783,673
        34,600  Gap, Inc. (The)                                            640,792
        50,000  Guess?, Inc.(2)                                          2,210,000
         3,607  Gymboree Corp.(1)                                          161,233
        99,400  Home Depot, Inc. (The)                                   3,863,678
        21,680  Inditex SA ORD                                           1,368,334
       121,700  Lowe's Companies, Inc.                                   3,994,194
        10,320  RadioShack Corp.                                           352,325
         4,700  Staples, Inc.                                              117,782
        18,800  Tiffany & Co.                                              988,316
        61,600  TJX Companies, Inc. (The)                                1,722,952
                                                                    --------------
                                                                        26,962,582
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
        16,320  adidas AG ORD                                            1,041,675
       194,491  Burberry Group plc ORD                                   2,631,441
        26,900  Coach Inc.(1)                                            1,381,584
        24,720  Compagnie Financiere Richemont SA Cl A ORD               1,520,284
        12,800  Crocs, Inc.(1)(2)                                        1,041,408
        15,160  Luxottica Group SpA ORD(2)                                 532,158
        32,300  Phillips-Van Heusen Corp.(2)                             1,974,176
         9,500  VF Corp.                                                   890,910
                                                                    --------------
                                                                        11,013,636
                                                                    --------------
THRIFTS & MORTGAGE FINANCE -- 0.8%
         6,800  Fannie Mae                                                 434,656
        77,000  Freddie Mac                                              5,142,830
        31,500  MGIC Investment Corp.(2)                                 2,047,500
        49,098  Washington Mutual, Inc.                                  2,146,565
                                                                    --------------
                                                                         9,771,551
                                                                    --------------
TOBACCO -- 0.2%
        19,000  Altria Group Inc.                                        1,350,900
        20,720  British American Tobacco plc ORD                           701,771
                                                                    --------------
                                                                         2,052,671
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
       143,000  Marubeni Corp. ORD(2)                                    1,000,025
                                                                    --------------
TRANSPORTATION INFRASTRUCTURE -- 0.1%
        12,277  Grupo Aeroportuario del Pacifico, SAB de CV
                ADR(2)                                                     603,292
        92,287  Santos-Brasil SA ORD                                     1,291,884
                                                                    --------------
                                                                         1,895,176
                                                                    --------------

Shares/Principal Amount                                                      Value

WIRELESS TELECOMMUNICATION SERVICES -- 3.6%
        77,552  America Movil, SAB de CV ADR                           $ 4,695,774
        97,500  American Tower Corp. Cl A(1)                             4,210,050
        14,691  Clearwire Corp. Cl A(1)(2)                                 286,475
           170  KDDI Corp. ORD                                           1,452,873
        79,024  Leap Wireless International, Inc.(1)                     6,753,390
        43,436  MetroPCS Communications, Inc.(1)                         1,548,928
        35,123  Millicom International Cellular SA(1)(2)                 2,988,265
        36,394  Mobile TeleSystems ADR(1)(2)                             1,971,827
       131,836  NII Holdings, Inc. Cl B(1)                              10,740,678
       191,975  Reliance Communication Ventures Ltd. ORD(1)              2,401,411
        31,210  Rogers Communications Inc. Cl B ORD                      1,294,216
       169,822  SBA Communications Corp. Cl A(1)(2)                      5,456,381
        54,200  Sprint Nextel Corp.                                      1,238,470
       483,880  Vodafone Group plc ORD                                   1,513,388
                                                                    --------------
                                                                        46,552,126
                                                                    --------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $752,496,332)                                                    999,234,021
                                                                    --------------

Preferred Stocks -- 0.2%

FOOD & STAPLES RETAILING(3)
        15,002  Cia Brasileira de Distribuicao Grupo Pao de
                Acucar ADR(2)                                              505,867
                                                                    --------------
GAS UTILITIES -- 0.1%
     4,120,000  Companhia de Gas de Sao Paulo Cl A ORD                     957,239
                                                                    --------------
HOUSEHOLD PRODUCTS -- 0.1%
         4,350  Henkel KGaA ORD                                            676,807
                                                                    --------------
TOTAL PREFERRED STOCKS
(Cost $1,696,159)                                                        2,139,913
                                                                    --------------

Corporate Bonds -- 6.2%

AEROSPACE & DEFENSE -- 0.2%
     $ 450,000  DRS Technologies, Inc., 7.625%, 2/1/18(2)                  468,562
       384,000  Honeywell International Inc., 5.30%, 3/15/17               373,552
       325,000  L-3 Communications Corp., 6.125%, 7/15/13(2)               323,375
       150,000  L-3 Communications Corp., 6.375%, 10/15/15(4)              150,375
       257,000  Lockheed Martin Corp., 6.15%, 9/1/36                       261,007
       380,000  United Technologies Corp., 4.375%, 5/1/10                  370,161

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

     $ 328,000  United Technologies Corp., 6.05%, 6/1/36                  $331,365
                                                                    --------------
                                                                         2,278,397
                                                                    --------------
AUTOMOBILES -- 0.1%
       170,000  DaimlerChrysler N.A. Holding Corp., 6.50%,
                11/15/13                                                   177,532
       250,000  Ford Motor Co., 7.45%, 7/16/31(2)                          206,875
       475,000  General Motors Corp., 8.375%, 7/15/33(2)                   444,125
                                                                    --------------
                                                                           828,532
                                                                    --------------
BEVERAGES -- 0.1%
       250,000  Miller Brewing Co., 4.25%, 8/15/08 (Acquired
                8/6/03 - 1/6/04, Cost $251,108)(5)                         246,290
       470,000  SABMiller plc, 6.20%, 7/1/11 (Acquired 6/27/06,
                Cost $469,666)(5)                                          479,689
                                                                    --------------
                                                                           725,979
                                                                    --------------
BIOTECHNOLOGY(3)
       330,000  Genentech, Inc., 4.75%, 7/15/15                            312,204
                                                                    --------------
BUILDING PRODUCTS(3)
       375,000  Nortek Inc., 8.50%, 9/1/14                                 374,063
                                                                    --------------
CAPITAL MARKETS -- 0.1%
       350,000  Lehman Brothers Holdings Inc., 5.00%, 1/14/11              344,490
       239,000  Merrill Lynch & Co., Inc., 4.25%, 2/8/10                   231,688
       439,000  Merrill Lynch & Co., Inc., 4.79%, 8/4/10                   430,937
       200,000  Morgan Stanley, 4.00%, 1/15/10                             193,282
       150,000  Morgan Stanley, 4.25%, 5/15/10                             145,588
                                                                    --------------
                                                                         1,345,985
                                                                    --------------
CHEMICALS -- 0.1%
       450,000  Hexion US Finance Corp./Hexion Nova Scotia
                Finance ULC, 9.75%, 11/15/14                               487,125
       375,000  Ineos Group Holdings plc, 8.50%, 2/15/16
                (Acquired 5/14/07, Cost $378,750)(5)                       379,219
       200,000  Lyondell Chemical Co., 8.25%, 9/15/16(2)                   217,500
                                                                    --------------
                                                                         1,083,844
                                                                    --------------
COMMERCIAL BANKS -- 0.2%
       330,000  Capital One Financial Corp., 5.70%, 9/15/11                330,228
       330,000  PNC Bank N.A., 4.875%, 9/21/17                             309,433

Shares/Principal Amount                                                      Value

     $ 237,000  PNC Funding Corp., 5.125%, 12/14/10                       $235,482
       269,000  Wachovia Bank N.A., 4.80%, 11/1/14                         256,123
       421,000  Wachovia Bank N.A., 4.875%, 2/1/15                         402,802
       345,000  Wachovia Corp., 5.625%, 10/15/16                           342,406
       372,000  Wells Fargo & Co., 4.625%, 8/9/10                          364,094
                                                                    --------------
                                                                         2,240,568
                                                                    --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
       450,000  Allied Waste North America, Inc., 6.375%, 4/15/11          454,500
       100,000  Allied Waste North America, Inc., 7.875%,
                4/15/13(2)                                                 105,000
       650,000  Cenveo Corp., 7.875%, 12/1/13(2)(4)                        648,375
       550,000  Corrections Corp. of America, 6.25%, 3/15/13(4)            546,563
       350,000  Deluxe Corp., 7.375%, 6/1/15 (Acquired 5/9/07,
                Cost $355,250)(5)                                          357,000
                                                                    --------------
                                                                         2,111,438
                                                                    --------------
COMMUNICATIONS EQUIPMENT(3)
       575,000  Nordic Telephone Co. Holdings ApS, 8.875%,
                5/1/16 (Acquired 5/5/06, Cost $600,156)(5)                 626,031
                                                                    --------------
CONSUMER FINANCE(3)
       185,000  American Express Centurion Bank, 4.375%, 7/30/09           181,764
                                                                    --------------
CONTAINERS & PACKAGING -- 0.1%
       550,000  Ball Corp., 6.875%, 12/15/12                               565,125
       250,000  Graham Packaging Co. Inc., 8.50%, 10/15/12(2)              256,250
       350,000  Graham Packaging Co. Inc., 9.875%, 10/15/14(2)             362,250
       300,000  Smurfit-Stone Container Enterprises, Inc.,
                8.00%, 3/15/17 (Acquired 3/12/07, Cost
                $300,000)(5)                                               303,750
                                                                    --------------
                                                                         1,487,375
                                                                    --------------
DISTRIBUTORS(3)
       375,000  Amscan Holdings Inc., 8.75%, 5/1/14                        380,625
                                                                    --------------
DIVERSIFIED -- 0.4%
     5,000,000  Dow Jones CDX N.A. High Yield Secured Note,
                Series 8-T1, 7.625%, 6/29/12 (Acquired 4/11/07,
                Cost $4,918,750)(2)(5)                                   4,946,499
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

DIVERSIFIED FINANCIAL SERVICES -- 0.4%
     $ 595,000  Bank of America Corp., 4.375%, 12/1/10(4)                 $577,594
       303,000  Bank of America N.A., 5.30%, 3/15/17                       294,462
       260,000  Bank of America N.A., 6.00%, 10/15/36                      258,025
       201,000  Citigroup Inc., 6.125%, 8/25/36                            201,795
       300,000  Ford Motor Credit Co., 6.625%, 6/16/08                     300,344
       450,000  Ford Motor Credit Co., 7.375%, 10/28/09                    451,810
       450,000  Ford Motor Credit Co., 7.25%, 10/25/11                     443,165
       245,000  General Electric Capital Corp., 6.125%, 2/22/11            250,854
       750,000  General Motors Acceptance Corp., 6.875%, 9/15/11           756,349
       300,000  General Motors Acceptance Corp., 6.75%, 12/1/14            299,472
       372,000  John Deere Capital Corp., 4.50%, 8/25/08                   367,818
       384,000  John Deere Capital Corp., 5.50%, 4/13/17                   378,640
       314,000  JPMorgan Chase & Co., 6.75%, 2/1/11                        327,452
                                                                    --------------
                                                                         4,907,780
                                                                    --------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
       372,000  AT&T Corp., 7.30%, 11/15/11                                398,915
       270,000  AT&T Inc., 6.80%, 5/15/36                                  286,732
        37,000  BellSouth Corp., 6.875%, 10/15/31                           39,009
       350,000  Citizens Communications Co., 6.25%, 1/15/13                348,250
       158,000  Embarq Corp., 7.08%, 6/1/16                                161,203
        80,000  Embarq Corp., 8.00%, 3/1/36                                 83,678
       150,000  Intelsat Bermuda Ltd., 9.25%, 6/15/16(2)                   166,875
       500,000  Intelsat Subsidiary Holding Co. Ltd., 8.25%,
                1/15/13                                                    521,874
       250,000  Intelsat Subsidiary Holding Co. Ltd., 8.625%,
                1/15/15                                                    269,063
       400,000  Level 3 Financing Inc., 9.25%, 11/1/14 (Acquired
                10/25/06, Cost $400,000)(2)(5)                             419,500
       775,000  Qwest Communications International Inc., 7.50%,
                2/15/14(2)                                                 804,062
       475,000  Qwest Corp., 7.875%, 9/1/11                                504,688

Shares/Principal Amount                                                      Value

     $ 400,000  Telecom Italia Capital SA, 4.00%, 1/15/10                 $385,308
        80,000  Telefonica Emisones SAu, 7.05%, 6/20/36                     85,112
       219,000  Verizon Communications Inc., 5.55%, 2/15/16                215,912
       150,000  Verizon Communications Inc., 6.25%, 4/1/37                 147,790
        70,000  Verizon Global Funding Corp., 5.85%, 9/15/35                65,770
                                                                    --------------
                                                                         4,903,741
                                                                    --------------
ELECTRIC UTILITIES -- 0.1%
       358,000  Carolina Power & Light Co., 5.15%, 4/1/15                  348,829
       174,000  Carolina Power & Light Co., 5.25%, 12/15/15                170,407
       289,000  Cleveland Electric Illuminating Co. (The),
                5.70%, 4/1/17                                              283,089
       192,000  Florida Power Corp., 4.50%, 6/1/10                         187,246
       249,000  Southern California Edison Co., 5.625%, 2/1/36             238,571
       135,000  Toledo Edison Co., 6.15%, 5/15/37                          130,520
                                                                    --------------
                                                                         1,358,662
                                                                    --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS(3)
       500,000  Flextronics International Ltd., 6.50%, 5/15/13(2)          497,500
                                                                    --------------
ENERGY EQUIPMENT & SERVICES -- 0.1%
       400,000  Hanover Compressor Co., 8.625%, 12/15/10(2)                419,000
       250,000  Universal Compression Inc., 7.25%, 5/15/10(2)              256,250
                                                                    --------------
                                                                           675,250
                                                                    --------------
FOOD & STAPLES RETAILING -- 0.1%
       450,000  Ingles Markets, Inc., 8.875%, 12/1/11                      470,250
       600,000  SUPERVALU INC., 7.50%, 11/15/14                            633,000
       324,000  Wal-Mart Stores, Inc., 4.125%, 7/1/10                      313,500
        37,000  Wal-Mart Stores, Inc., 7.55%, 2/15/30                       43,911
       338,000  Wal-Mart Stores, Inc., 5.25%, 9/1/35                       302,623
                                                                    --------------
                                                                         1,763,284
                                                                    --------------
FOOD PRODUCTS(3)
       500,000  Cadbury Schweppes U.S. Finance LLC, 3.875%,
                10/1/08 (Acquired 6/14/05 - 10/17/06, Cost
                $487,521)(5)                                               489,201
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.1%
     $ 350,000  Baxter Finco BV, 4.75%, 10/15/10                          $342,776
       360,000  Baxter International Inc., 5.90%, 9/1/16                   365,725
                                                                    --------------
                                                                           708,501
                                                                    --------------
HEALTH CARE PROVIDERS & SERVICES -- 0.1%
       350,000  Genesis HealthCare Corp., 8.00%, 10/15/13                  374,063
       375,000  HCA Inc., 9.25%, 11/15/16 (Acquired 11/9/06,
                Cost $387,656)(5)                                          412,031
       375,000  HealthSouth Corp., 10.75%, 6/15/16 (Acquired
                6/9/06, Cost $369,394)(2)(5)                               414,375
       400,000  Laboratory Corp. of America Holdings, 5.625%,
                12/15/15                                                   390,742
       250,000  Omnicare Inc., 6.125%, 6/1/13                              240,625
       125,000  Omnicare Inc., 6.875%, 12/15/15                            123,750
                                                                    --------------
                                                                         1,955,586
                                                                    --------------
HOTELS, RESTAURANTS & LEISURE -- 0.5%
       187,790  Eldorado Casino Shreveport, 10.00%, 8/1/12                 181,217
       500,000  Herbst Gaming Inc., 8.125%, 6/1/12(2)                      511,250
       500,000  Majestic Star Casino LLC/Majestic Star Casino
                Capital Corp., 9.50%, 10/15/10                             527,500
        69,000  Mandalay Resort Group, 9.375%, 2/15/10                      74,348
       500,000  MGM Mirage, 8.50%, 9/15/10                                 534,999
       400,000  MGM Mirage, 6.75%, 9/1/12                                  398,000
       300,000  Penn National Gaming, Inc., 6.875%, 12/1/11                303,750
       390,000  Royal Caribbean Cruises Ltd., 7.00%, 6/15/13               400,583
       350,000  Royal Caribbean Cruises Ltd., 6.875%, 12/1/13              355,677
       225,000  Six Flags Inc., 8.875%, 2/1/10(2)                          229,500
       400,000  Six Flags Inc., 9.75%, 4/15/13(2)                          392,000
       250,000  Station Casinos Inc., 6.875%, 3/1/16                       231,875
       375,000  Station Casinos Inc., 7.75%, 8/15/16                       389,063
       500,000  Trump Entertainment Resorts, Inc., 8.50%,
                6/1/15(2)                                                  514,375

Shares/Principal Amount                                                      Value

     $ 300,000  Wimar OpCo LLC/Wimar OpCo Finance Corp., 9.625%,
                12/15/14 (Acquired 12/14/06, Cost $300,000)(2)(5)         $304,500
       500,000  Wynn Las Vegas LLC, 6.625%, 12/1/14                        504,375
                                                                    --------------
                                                                         5,853,012
                                                                    --------------
HOUSEHOLD DURABLES -- 0.1%
       100,000  KB Home, 9.50%, 2/15/11(2)                                 103,125
       500,000  KB Home, 6.375%, 8/15/11                                   497,500
       425,000  Sealy Mattress Co., 8.25%, 6/15/14                         446,250
       225,000  Standard Pacific Corp., 9.25%, 4/15/12(2)                  224,438
                                                                    --------------
                                                                         1,271,313
                                                                    --------------
HOUSEHOLD PRODUCTS(3)
       240,000  Procter & Gamble Co. (The), 5.55%, 3/5/37                  230,372
                                                                    --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
       500,000  AES Corp. (The), 8.75%, 5/15/13 (Acquired
                5/14/04, Cost $510,000)(5)                                 533,125
       600,000  NRG Energy Inc., 7.375%, 2/1/16                            624,000
                                                                    --------------
                                                                         1,157,125
                                                                    --------------
INDUSTRIAL CONGLOMERATES -- 0.1%
       872,000  General Electric Co., 5.00%, 2/1/13                        853,522
                                                                    --------------
INSURANCE -- 0.1%
       350,000  Allstate Financial Global Funding, 4.25%,
                9/10/08 (Acquired 9/3/03, Cost $349,314)(5)                344,617
       425,000  Fairfax Financial Holdings Ltd., 7.75%,
                4/26/12(2)                                                 433,500
       305,000  Hartford Financial Services Group Inc. (The),
                5.375%, 3/15/17                                            297,805
       190,000  Prudential Financial, Inc., 5.40%, 6/13/35                 172,595
       170,000  Travelers Companies, Inc. (The), 6.25%, 6/15/37            168,285
                                                                    --------------
                                                                         1,416,802
IT SERVICES -- 0.1%
       400,000  SunGard Data Systems Inc., 9.125%, 8/15/13(2)              427,000
       325,000  SunGard Data Systems Inc., 10.25%, 8/15/15(2)              357,094

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

     $ 375,000  Tube City IMS Corp., 9.75%, 2/1/15 (Acquired
                5/18/07, Cost $395,625)(5)                                $395,625
                                                                    --------------
                                                                         1,179,719
                                                                    --------------
MACHINERY(3)
       170,000  Atlas Copco AB, 5.60%, 5/22/17 (Acquired
                5/15/07, Cost $169,924)(5)                                 168,120
       200,000  Rental Service Corp., 9.50%, 12/1/14 (Acquired
                11/17/06, Cost $204,500)(2)(5)                             215,999
        51,000  Terex Corp., 7.375%, 1/15/14                                53,423
                                                                    --------------
                                                                           437,542
                                                                    --------------
MEDIA -- 0.6%
       400,000  Cablevision Systems Corp., 8.00%, 4/15/12                  408,000
       325,000  Cadmus Communications Corp., 8.375%, 6/15/14               329,063
       723,000  CCH I, LLC/CCH I Capital Corp., 11.00%, 10/1/15            789,877
       625,000  Cinemark Inc., VRN, 0.00%, 3/15/09(4)(6)                   580,468
       353,000  Comcast Corp., 5.90%, 3/15/16                              353,035
       498,000  Cox Communications, Inc., 7.125%, 10/1/12(4)               531,032
       350,000  CSC Holdings, Inc., 8.125%, 8/15/09                        364,438
       250,000  CSC Holdings, Inc., 6.75%, 4/15/12                         248,125
       500,000  Dex Media Inc., 8.00%, 11/15/13(4)                         525,000
       500,000  DirecTV Holdings LLC/DirecTV Financing Co.,
                Inc., 8.375%, 3/15/13(4)                                   530,000
       500,000  Echostar DBS Corp., 6.375%, 10/1/11(4)                     503,125
       250,000  Harland Clarke Holdings Corp., 9.50%, 5/15/15
                (Acquired 4/26/07, Cost $253,750)(2)(5)                    255,625
       300,000  Idearc Inc., 8.00%, 11/15/16 (Acquired 11/1/06,
                Cost $300,000)(5)                                          312,375
       225,000  Mediacom LLC/Mediacom Capital Corp., 9.50%,
                1/15/13(2)                                                 232,875
       350,000  MediaNews Group, Inc., 6.875%, 10/1/13                     323,750
       100,000  News America Holdings, 7.75%, 1/20/24                      111,137
       600,000  Primedia Inc., 8.875%, 5/15/11(2)                          619,499
       400,000  Primedia Inc., 8.00%, 5/15/13                              425,000

Shares/Principal Amount                                                      Value

     $ 450,000  R.H. Donnelley Corp., 8.875%, 1/15/16                     $487,125
       390,000  Time Warner Cable Inc., 5.40%, 7/2/12 (Acquired
                4/4/07, Cost $389,279)(5)                                  385,832
       230,000  Time Warner Cable Inc., 6.55%, 5/1/37 (Acquired
                4/4/07, Cost $228,519)(5)                                  227,306
       140,000  Time Warner Inc., 5.50%, 11/15/11                          139,375
        37,000  Time Warner Inc., 7.625%, 4/15/31                           40,808
                                                                    --------------
                                                                         8,722,870
                                                                    --------------
METALS & MINING -- 0.1%
       325,000  Freeport-McMoRan Copper & Gold Inc., 8.25%,
                4/1/15                                                     351,406
       250,000  Freeport-McMoRan Copper & Gold Inc., 8.375%,
                4/1/17                                                     273,750
       350,000  IPSCO Inc., 8.75%, 6/1/13                                  371,365
       330,000  Xstrata Finance Canada Ltd., 5.50%, 11/16/11
                (Acquired 11/8/06 - 11/17/06, Cost $330,204)(5)            327,887
       142,000  Xstrata Finance Canada Ltd., 5.80%, 11/15/16
                (Acquired 11/8/06, Cost $141,649)(5)                       139,798
                                                                    --------------
                                                                         1,464,206
                                                                    --------------
MULTI-UTILITIES -- 0.2%
       220,000  CenterPoint Energy Resources Corp., 6.25%, 2/1/37          217,055
       382,000  CenterPoint Energy Resources Corp., 6.50%, 2/1/08          383,999
       250,000  CMS Energy Corp., 7.50%, 1/15/09(2)                        257,745
       328,000  Consolidated Edison Co. of New York, Inc.,
                5.50%, 9/15/16                                             325,223
       300,000  Dominion Resources Inc., 4.125%, 2/15/08                   297,187
       186,000  Dominion Resources Inc., 4.75%, 12/15/10                   181,590
       195,000  Pacific Gas & Electric Co., 6.05%, 3/1/34                  193,955
       118,000  Pacific Gas & Electric Co., 5.80%, 3/1/37                  113,156
                                                                    --------------
                                                                         1,969,910
                                                                    --------------
MULTILINE RETAIL(3)
       127,000  Federated Retail Holdings, Inc., 5.35%, 3/15/12            125,073
       150,000  May Department Stores Co. (The), 3.95%, 7/15/07            149,695
                                                                    --------------
                                                                           274,768
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

OIL, GAS & CONSUMABLE FUELS -- 0.4%
     $ 170,000  Canadian Natural Resources Ltd., 5.70%, 5/15/17           $167,375
       125,000  Chesapeake Energy Corp., 7.625%, 7/15/13                   133,281
       450,000  Chesapeake Energy Corp., 7.50%, 6/15/14(2)                 473,063
       187,000  Devon Financing Corp., ULC, 7.875%, 9/30/31                221,148
       567,000  Enterprise Products Operating L.P., 4.95%,
                6/1/10(4)                                                  558,275
       188,000  Enterprise Products Operating L.P., 6.65%,
                10/15/34                                                   190,719
       550,000  Forest Oil Corp., 7.75%, 5/1/14(2)                         569,249
       525,000  Massey Energy Co., 6.625%, 11/15/10                        522,375
       125,000  Massey Energy Co., 6.875%, 12/15/13                        120,469
       270,000  Nexen Inc., 6.40%, 5/15/37                                 263,663
       300,000  Pacific Energy Partners L.P./Pacific Energy
                Finance Corp., 7.125%, 6/15/14                             313,353
       442,000  Premcor Refining Group Inc. (The), 6.125%, 5/1/11          449,828
       225,000  Range Resources Corp., 7.375%, 7/15/13                     233,438
       400,000  Sabine Pass LNG, L.P., 7.50%, 11/30/16 (Acquired
                11/1/06, Cost $400,000)(5)                                 411,000
       180,000  Tesoro Corp., 6.25%, 11/1/12                               181,350
       150,000  Tesoro Corp., 6.50%, 6/1/17 (Acquired 5/23/07,
                Cost $150,000)(5)                                          150,938
       300,000  Williams Companies, Inc. (The), 8.125%, 3/15/12            328,125
       247,000  XTO Energy Inc., 5.30%, 6/30/15                            239,042
       196,000  XTO Energy Inc., 6.10%, 4/1/36                             188,659
                                                                    --------------
                                                                         5,715,350
                                                                    --------------
PAPER & FOREST PRODUCTS -- 0.2%
       300,000  Abitibi-Consolidated Inc., 6.95%, 4/1/08(2)                295,500
       450,000  Boise Cascade LLC, 7.125%, 10/15/14                        452,250
       320,000  Catalyst Paper Corp., 7.375%, 3/1/14                       303,600
       475,000  Georgia-Pacific Corp., 7.70%, 6/15/15(2)                   484,499
       175,000  Georgia-Pacific Corp., 7.125%, 1/15/17 (Acquired
                12/13/06, Cost $175,000)(5)                                175,438

Shares/Principal Amount                                                      Value

      $ 51,000  Jefferson Smurfit Corp., 8.25%, 10/1/12(2)                 $52,403
       300,000  Verso Paper Holdings LLC/Verso Paper Inc.,
                9.125%, 8/1/14 (Acquired 12/4/06, Cost
                $314,250)(2)(5)                                            319,500
                                                                    --------------
                                                                         2,083,190
                                                                    --------------
PHARMACEUTICALS -- 0.1%
       320,000  Abbott Laboratories, 5.875%, 5/15/16                       325,325
       100,000  Schering-Plough Corp., 5.55%, 12/1/13                      100,882
       384,000  Wyeth, 5.95%, 4/1/37                                       373,264
                                                                    --------------
                                                                           799,471
                                                                    --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
       550,000  Host Marriott L.P., 7.00%, 8/15/12(2)                      562,375
       350,000  ProLogis, 5.625%, 11/15/16                                 345,877
                                                                    --------------
                                                                           908,252
                                                                    --------------
ROAD & RAIL -- 0.1%
       350,000  Hertz Corp., 8.875%, 1/1/14                                378,438
       375,000  Hertz Corp., 10.50%, 1/1/16(2)                             425,156
                                                                    --------------
                                                                           803,594
                                                                    --------------
SOFTWARE(3)
       183,000  Intuit Inc., 5.75%, 3/15/17                                178,117
       394,000  Oracle Corp., 5.00%, 1/15/11                               389,502
                                                                    --------------
                                                                           567,619
                                                                    --------------
SPECIALTY RETAIL -- 0.2%
       375,000  Asbury Automotive Group Inc., 8.00%, 3/15/14(2)            385,313
       300,000  Asbury Automotive Group Inc., 7.625%, 3/15/17
                (Acquired 4/13/07, Cost $302,250)(5)                       301,500
       325,000  Claire's Stores Inc., 9.25%, 6/1/15 (Acquired
                5/22/07, Cost $325,000)(2)(5)                              323,781
       485,000  Couche-Tard U.S. L.P./Couche-Tard Finance Corp.,
                7.50%, 12/15/13(4)                                         504,400
       750,000  GSC Holdings Corp., 8.00%, 10/1/12(2)(4)                   802,500
       275,000  Toys "R" Us, Inc., 7.375%, 10/15/18(2)                     243,375
                                                                    --------------
                                                                         2,560,869
                                                                    --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
       800,000  Perry Ellis International, Inc., 8.875%,
                9/15/13(4)                                                 834,000
                                                                    --------------
THRIFTS & MORTGAGE FINANCE(3)
        90,000  Residential Capital LLC, 6.50%, 6/1/12                      89,600
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

TRADING COMPANIES & DISTRIBUTORS -- 0.1%
     $ 850,000  Ashtead Capital Inc., 9.00%, 8/15/16 (Acquired
                8/1/06 - 10/5/06, Cost $876,000)(2)(4)(5)                 $924,375
       550,000  United Rentals North America, Inc., 6.50%,
                2/15/12                                                    556,875
       176,000  United Rentals North America, Inc., 7.75%,
                11/15/13                                                   183,480
                                                                    --------------
                                                                         1,664,730
                                                                    --------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
       150,000  Dobson Communications Corp., 8.875%, 10/1/13(2)            158,625
       246,000  Nextel Communications Inc., 5.95%, 3/15/14                 239,212
       300,000  Nextel Partners Inc., 8.125%, 7/1/11                       312,804
       300,000  Rogers Wireless Inc., 7.25%, 12/15/12                      320,257
       350,000  Rogers Wireless Inc., 7.50%, 3/15/15                       381,818
       400,000  Rural Cellular Corp., 9.875%, 2/1/10                       422,499
       100,000  Syniverse Technologies Inc., 7.75%, 8/15/13                 97,500
       226,000  Vodafone Group plc, 5.625%, 2/27/17                        220,823
       137,000  Vodafone Group plc, 6.15%, 2/27/37                         132,631
                                                                    --------------
                                                                         2,286,169
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $78,321,895)                                                      79,326,814
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(7) -- 4.9%

         2,341  FHLMC, 6.50%, 12/1/12                                        2,396
        35,280  FHLMC, 7.00%, 6/1/14                                        36,393
       958,137  FHLMC, 4.50%, 1/1/19(4)                                    919,703
       758,163  FHLMC, 5.00%, 1/1/21                                       739,688
     1,826,802  FHLMC, 5.00%, 4/1/21(4)                                  1,782,285
         7,318  FHLMC, 7.00%, 8/1/29                                         7,603
        45,864  FHLMC, 8.00%, 7/1/30                                        48,447
       411,911  FHLMC, 5.50%, 12/1/33(4)                                   403,401
     2,779,680  FNMA, 5.00%, settlement date 6/12/07(8)                  2,645,474
     9,340,500  FNMA, 5.50%, settlement date 6/12/07(8)                  9,120,120
    17,358,837  FNMA, 6.00%, settlement date 6/12/07(8)                 17,339,846
     4,358,678  FNMA, 6.50%, settlement date 6/12/07(8)                  4,427,462
        11,385  FNMA, 6.50%, 4/1/12                                         11,658

Shares/Principal Amount                                                      Value

      $ 74,974  FNMA, 6.00%, 4/1/14                                        $75,879
        34,322  FNMA, 7.50%, 6/1/15                                         35,397
       245,357  FNMA, 5.50%, 12/1/16                                       244,401
       608,427  FNMA, 4.50%, 5/1/19                                        583,272
       670,210  FNMA, 4.50%, 5/1/19                                        642,501
       426,747  FNMA, 5.00%, 9/1/20                                        416,303
         2,307  FNMA, 7.00%, 6/1/26                                          2,404
        22,262  FNMA, 7.50%, 3/1/27                                         23,343
         8,552  FNMA, 7.00%, 1/1/29                                          8,915
        55,790  FNMA, 6.50%, 4/1/29                                         57,300
        50,472  FNMA, 6.50%, 8/1/29                                         51,839
        77,816  FNMA, 6.50%, 12/1/29                                        79,923
        22,906  FNMA, 7.00%, 3/1/30                                         23,884
         3,190  FNMA, 7.00%, 5/1/30                                          3,327
        13,837  FNMA, 8.00%, 7/1/30                                         14,609
        12,697  FNMA, 7.50%, 9/1/30                                         13,285
        55,924  FNMA, 7.00%, 9/1/31                                         58,287
        35,686  FNMA, 6.50%, 1/1/32                                         36,607
       208,390  FNMA, 7.00%, 6/1/32                                        217,100
        56,197  FNMA, 6.50%, 8/1/32                                         57,647
       379,981  FNMA, 6.50%, 11/1/32                                       389,552
       364,483  FNMA, 5.50%, 6/1/33                                        356,936
     4,389,836  FNMA, 5.50%, 7/1/33(4)                                   4,298,949
       225,336  FNMA, 5.50%, 8/1/33                                        220,670
     6,827,382  FNMA, 5.00%, 11/1/33(4)                                  6,517,569
     2,964,904  FNMA, 5.50%, 1/1/34(4)                                   2,903,519
     3,734,943  FNMA, 5.00%, 8/1/35(4)                                   3,561,133
     2,247,257  FNMA, 4.50%, 9/1/35(4)                                   2,078,185
     2,516,198  FNMA, 5.00%, 2/1/36(4)                                   2,399,104
         3,200  GNMA, 7.50%, 10/15/25                                        3,358
        47,455  GNMA, 6.00%, 3/15/26                                        47,884
        12,949  GNMA, 7.00%, 12/15/27                                       13,551
        12,858  GNMA, 6.50%, 2/15/28                                        13,230
        21,389  GNMA, 6.50%, 3/15/28                                        22,009
        15,300  GNMA, 7.00%, 8/15/29                                        16,006
         4,005  GNMA, 7.50%, 5/15/30                                         4,201
        77,306  GNMA, 7.00%, 5/15/31                                        80,837
       302,010  GNMA, 5.50%, 11/15/32                                      297,317
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $64,207,241)                                                      63,354,709
                                                                    --------------

U.S. Treasury Securities -- 2.7%

     1,000,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)(4)               1,305,079
     2,925,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)(4)               3,557,762
     4,985,000  U.S. Treasury Bonds, 6.125%, 11/15/27(2)(4)              5,635,388
       822,000  U.S. Treasury Bonds, 6.25%, 5/15/30(2)(4)                  953,135

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

   $ 1,415,000  U.S. Treasury Bonds, 4.50%, 2/15/36(2)(4)              $ 1,303,017
     7,965,000  U.S. Treasury Notes, 4.625%, 2/29/12(2)(4)               7,890,336
     6,000,000  U.S. Treasury Notes, 4.50%, 4/30/12(2)(4)                5,908,597
     1,550,000  U.S. Treasury Notes, 4.625%, 11/15/16(2)(4)              1,517,910
     2,855,000  U.S. Treasury Notes, 4.625%, 2/15/17(2)(4)               2,794,557
     3,195,000  U.S. Treasury Notes, 4.50%, 5/15/17(2)(4)                3,098,153
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $34,456,404)                                                      33,963,934
                                                                    --------------

U.S. Government Agency Securities -- 2.5%

     1,800,000  FHLB, 4.625%, 2/1/08(4)                                  1,792,080
     4,232,000  FHLMC, 5.00%, 9/16/08(4)                                 4,216,794
     4,960,000  FHLMC, 5.25%, 5/21/09(4)                                 4,968,020
     5,640,000  FHLMC, 5.75%, 1/15/12(2)(4)                              5,774,035
     2,920,000  FHLMC, 4.75%, 1/19/16(4)                                 2,826,569
     4,500,000  FNMA, 4.75%, 8/3/07(4)                                   4,496,275
     2,600,000  FNMA, 6.625%, 9/15/09(4)                                 2,682,498
     1,600,000  FNMA, 4.375%, 7/17/13(4)                                 1,526,851
     3,690,000  FNMA, 5.80%, 2/9/26(4)                                   3,652,690
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $32,082,515)                                                      31,935,812
                                                                    --------------

Collateralized Mortgage Obligations(7) -- 2.3%

     4,359,567  Banc of America Commercial Mortgage Inc. STRIPS
                - COUPON, Series 2004-1, Class XP, VRN, 0.80%,
                6/1/07                                                      84,850
     1,200,000  Banc of America Commercial Mortgage Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(4)                 1,155,884
       369,618  Banc of America Large Loan, Series 2005 MIB1,
                Class A1, VRN, 5.47%, 6/15/07, resets monthly
                off the 1-month LIBOR plus 0.15% with no caps
                (Acquired 11/18/05, Cost $369,618)(5)                      369,905
     7,765,782  Bear Stearns Commercial Mortgage Securities
                Trust STRIPS - COUPON, Series 2004 T16, Class
                X2, VRN, 0.91%, 6/1/07                                     238,790

Shares/Principal Amount                                                      Value

   $ 1,506,609  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 BBA7, Class A1, VRN, 5.43%,
                6/15/07, resets monthly off the 1-month LIBOR
                plus 0.11% with no caps (Acquired 6/5/06, Cost
                $1,506,609)(4)(5)                                      $ 1,507,942
     2,300,000  Bear Stearns Commercial Mortgage Securities
                Trust, Series 2006 PW14, Class A4 SEQ, 5.20%,
                12/1/38(4)                                               2,223,657
     3,585,725  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 1.11%,
                6/1/07                                                      80,675
       101,608  Commercial Mortgage Pass-Through Certificates,
                Series 2005 F10A, Class A1, VRN, 5.42%, 6/15/07,
                resets monthly off the 1-month LIBOR plus 0.10%
                with no caps (Acquired 3/18/05, Cost $101,608)(5)          101,675
       487,530  Commercial Mortgage Pass-Through Certificates,
                Series 2005 FL11, Class A1, VRN, 5.47%, 6/15/07,
                resets monthly off the 1-month LIBOR plus 0.15%
                with no caps (Acquired 11/18/05, Cost
                $487,530)(5)                                               487,892
     1,617,967  FHLMC, Series 2541, Class EA, 5.00%, 3/1/16(4)           1,608,594
     1,738,270  FHLMC, Series 2567, Class OD, 5.00%, 8/15/15(4)          1,726,460
     1,078,672  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14(4)          1,069,829
       686,607  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14              680,601
       262,964  FNMA, Series 2003-52, Class KF SEQ, VRN, 5.72%,
                6/25/07, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%                             264,855
       448,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17             432,910
     2,292,258  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23(4)                                               2,251,873
     1,650,000  GMAC Commercial Mortgage Securities, Inc.,
                Series 2005 C1, Class A2 SEQ, 4.47%, 5/10/43(4)          1,612,128

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

   $ 1,462,901  Greenwich Capital Commercial Funding Corp.,
                Series 2006 FL4A, Class A1, VRN, 5.41%, 6/5/07,
                resets monthly off the 1-month LIBOR plus 0.09%
                with no caps (Acquired 12/14/06, Cost
                $1,462,901)(4)(5)                                      $ 1,464,540
     2,500,000  LB-UBS Commercial Mortgage Trust, Series 2004
                C4, Class A2, VRN, 4.57%, 6/11/07(4)                     2,465,150
     1,550,000  LB-UBS Commercial Mortgage Trust, Series 2005
                C2, Class A2 SEQ, 4.82%, 4/15/30(4)                      1,528,224
     1,400,000  LB-UBS Commercial Mortgage Trust, Series 2005
                C3, Class A3 SEQ, 4.65%, 7/30/30(4)                      1,355,192
       440,319  Lehman Brothers Floating Rate Commercial
                Mortgage Trust, Series 2006 LLFA, Class A1, VRN,
                5.40%, 6/15/07, resets monthly off the 1-month
                LIBOR plus 0.08% with no caps (Acquired 8/7/06,
                Cost $440,319)(5)                                          440,546
        29,745  MASTR Alternative Loans Trust, Series 2003-8,
                Class 4A1, 7.00%, 12/25/33                                  30,322
       951,582  Merrill Lynch Floating Trust, Series 2006-1,
                Class A1, VRN, 5.39%, 6/15/07, resets monthly
                off the 1-month LIBOR plus 0.07% with no caps
                (Acquired 10/31/06, Cost $951,582)(5)                      953,043
         4,556  Morgan Stanley Capital I, Series 2006 XLF, Class
                A1, VRN, 5.41%, 6/15/07, resets monthly off the
                1-month LIBOR plus 0.09% with no caps (Acquired
                7/28/06, Cost $4,556)(5)                                     4,560
       821,199  Thornburg Mortgage Securities Trust, Series
                2006-5, Class A1, VRN, 5.44%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.12% with no
                caps                                                       820,638
     3,414,000  Wachovia Bank Commercial Mortgage Trust, Series
                2006 C23, Class A4, 5.42%, 1/15/45(4)                    3,359,823

Shares/Principal Amount                                                      Value

     $ 675,000  Washington Mutual, Inc., Series 2005 AR4, Class
                A3, 4.59%, 4/25/35                                        $661,349
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $29,279,872)                                                      28,981,907
                                                                    --------------

Asset-Backed Securities(7) -- 1.5%

       402,108  Accredited Mortgage Loan Trust, Series 2006-1,
                Class A1, VRN, 5.38%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.06% with no caps(4)           402,392
       828,325  Accredited Mortgage Loan Trust, Series 2006-2,
                Class A1, VRN, 5.36%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(4)           828,840
       590,110  Argent Securities Inc., Series 2006 M3, Class
                A2A, VRN, 5.37%, 6/25/07, resets monthly off the
                1-month LIBOR plus 0.05% with no caps                      590,507
       965,159  Capital One Prime Auto Receivables Trust, Series
                2004-2, Class A4, VRN, 5.38%, 6/15/07, resets
                monthly off the 1-month LIBOR plus 0.06% with no
                caps(4)                                                    966,119
       656,115  Centex Home Equity, Series 2006 A, Class AV1,
                VRN, 5.37%, 6/25/07, resets monthly off the
                1-month LIBOR plus 0.05% with no caps                      656,544
     2,500,000  Citibank Credit Card Issuance Trust, Series 2007
                A2, Class A2, VRN, 5.35%, 8/21/07, resets
                quarterly off the 3-month LIBOR minus 0.01% with
                no caps                                                  2,503,584
       163,167  CNH Equipment Trust, Series 2004 A, Class A3A,
                VRN, 5.39%, 6/15/07, resets monthly off the
                1-month LIBOR plus 0.07% with no caps                      163,280
       317,761  Countrywide Asset-Backed Certificates, Series
                2006-6, Class 2A1, VRN, 5.39%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.07% with no
                caps                                                       317,970

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

   $ 3,175,321  Countrywide Asset-Backed Certificates, Series
                2006-22, Class 2A1, VRN, 5.37%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.05% with no
                caps(4)                                                $ 3,179,229
       379,183  Countrywide Asset-Backed Certificates, Series
                2006 BC2, Class 2A1, VRN, 5.36%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.04% with no
                caps                                                       379,439
       270,173  Credit-Based Asset Servicing and Securitization,
                Series 2006 CB3, Class AV1, VRN, 5.38%, 6/25/07,
                resets monthly off the 1-month LIBOR plus 0.06%
                with no caps                                               270,352
     1,067,238  First Franklin Mortgage Loan Asset Backed
                Certificates, Series 2006 FF11, Class 2A1, VRN,
                5.36%, 6/25/07, resets monthly off the 1-month
                LIBOR plus 0.04% with no caps(4)                         1,067,902
     1,217,258  First Franklin Mortgage Loan Asset Backed
                Certificates, Series 2006 FF12, Class A2, VRN,
                5.36%, 6/25/07, resets monthly off the 1-month
                LIBOR plus 0.04% with no caps(4)                         1,217,934
       161,498  IndyMac Residential Asset Backed Trust, Series
                2006 B, Class 2A1, VRN, 5.38%, 6/25/07, resets
                monthly off the 1-month LIBOR plus 0.06% with no
                caps                                                       161,612
       226,728  Long Beach Mortgage Loan Trust, Series 2006-2,
                Class 2A1, VRN, 5.39%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.07% with no caps              226,886
     1,069,962  Long Beach Mortgage Loan Trust, Series 2006-6,
                Class 2A1, VRN, 5.36%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps(4)         1,070,073
        35,470  Nomura Home Equity Loan, Inc., Series 2006 HE1,
                Class A1, VRN, 5.40%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.08% with no caps               35,486

Shares/Principal Amount                                                      Value

      $ 76,634  Nomura Home Equity Loan, Inc., Series 2006 HE2,
                Class A1, VRN, 5.38%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.06% with no caps              $76,649
       104,354  Residential Asset Securities Corp., Series 2004
                KS2, Class MI1, 4.71%, 3/25/34                              99,898
       577,614  SLC Student Loan Trust, Series 2006-2, Class A1,
                VRN, 5.33%, 6/15/07, resets quarterly off the
                3-month LIBOR minus 0.02% with no caps                     577,948
       920,000  SLM Student Loan Trust, Series 2006-5, Class A2,
                VRN, 5.35%, 7/25/07, resets quarterly off the
                3-month LIBOR minus 0.01% with no caps                     920,636
       124,006  SLM Student Loan Trust, Series 2006-7, Class A1,
                VRN, 5.32%, 7/25/07, resets quarterly off the
                3-month LIBOR minus 0.04% with no caps                     124,069
     2,900,000  SLM Student Loan Trust, Series 2006-10, Class
                A2, VRN, 5.37%, 7/25/07, resets quarterly off
                the 3-month LIBOR plus 0.01% with no caps(4)             2,902,752
       575,238  Soundview Home Equity Loan Trust, Series 2006-3,
                Class A1, VRN, 5.36%, 6/25/07, resets monthly
                off the 1-month LIBOR plus 0.04% with no caps              575,453
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $19,303,397)                                                      19,315,554
                                                                    --------------

Sovereign Governments & Agencies -- 1.0%

          Euro  Bundesschatzanweisungen, 3.25%, 6/13/08
     4,800,000                                                           6,389,445
      $ 37,000  Hydro Quebec, 8.40%, 1/15/22                                47,458
           JPY  KfW, VRN, 0.46%, 8/8/07, resets quarterly off
   670,000,000  the 3-month JPY LIBOR minus 0.22% with no caps           5,509,119
     $ 400,000  Province of Quebec, 5.00%, 7/17/09                         398,575
                                                                    --------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $12,389,166)                                                      12,344,597
                                                                    --------------

------

Strategic Allocation: Aggressive

Shares/Principal Amount                                                      Value

Commercial Paper(9) -- 0.2%

   $ 1,000,000  Allied Irish Banks N.A., 5.16%, 8/9/07 (Acquired
                3/23/07, Cost $980,077)(4)(5)                            $ 989,905
     1,000,000  HBOS Treasury Services plc, 5.22%, 6/22/07(4)              996,938
     1,100,000  UBS Finance LLC, 5.22%, 6/1/07(4)                        1,100,000
                                                                    --------------
TOTAL COMMERCIAL PAPER
(Cost $3,087,065)                                                        3,086,843
                                                                    --------------

Municipal Securities -- 0.1%

       300,000  Illinois GO, (Taxable Pension), 5.10%, 6/1/33              279,354
       330,000  Orange County Housing Finance Auth. Rev., Series
                2002 B, (Millenia), VRDN, 5.35%, 6/6/07(LOC:
                Keybank N.A.)                                              330,000
       400,000  Utah Housing Corp. Multifamily Housing Rev.,
                Series 2004 B, (Tanglewood), VRDN, 5.37%,
                6/6/07(LOC: Citibank N.A.)                                 400,000
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $1,030,899)                                                        1,009,354
                                                                    --------------

Certificates of Deposit -- 0.1%

     1,000,000  Canadian Imperial Bank of Commerce (New York),
                5.28%, 6/22/07(4)                                          999,968
(Cost $1,000,000)
                                                                    --------------

Shares/Principal Amount                                                      Value

Temporary Cash Investments -- 3.1%

Repurchase Agreement, Credit Suisse First Boston Corp.,
(collateralized by various U.S. Treasury obligations,
5.25% - 8.125%, 8/15/21 - 11/15/28, valued at $40,135,214), in a joint trading account at 5.03%, dated 5/31/07, due 6/1/07
(Delivery value $39,405,505)(4)
(Cost $39,400,000)                                                    $ 39,400,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(10) -- 13.2%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.28%, dated 5/31/07,
due 6/1/07 (Delivery value $40,005,867)                                 40,000,000
Repurchase Agreement, Morgan Stanley Group, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07,
due 6/1/07 (Delivery value $129,590,713)                               129,571,637
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL
(Cost $169,571,637)                                                    169,571,637
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 116.0%
(Cost $1,238,322,582)                                                1,484,665,063
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (16.0)%                              (204,333,104)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,280,331,959
                                                                    ==============

------

Strategic Allocation: Aggressive

Futures Contracts
                                                 Underlying Face     Unrealized
Contracts Purchased         Expiration Date      Amount at Value     Gain (Loss)

   245  U.S. Treasury
        2-Year Notes         September 2007        $49,930,234        $(42,661)

   380  U.S. Treasury
        5-Year Notes         September 2007        39,686,250         (48,355)
                                                  ------------      ------------
                                                   $89,616,484        $(91,016)
                                                  ============      ============

                                                 Underlying Face     Unrealized
Contracts Sold              Expiration Date      Amount at Value     Gain (Loss)

    61  U.S. Long Bond       September 2007        $ 6,656,625        $(2,867)

   291  U.S. Treasury
        10-Year Notes        September 2007        30,955,125          33,088
                                                  ------------      ------------
                                                   $37,611,750         $30,221
                                                  ============      ============

Swap Agreements

Notional                                                             Unrealized
Amount        Description of Agreement           Expiration Date     Gain (Loss)

CREDIT DEFAULT

   $ 850,000  Pay quarterly a fixed rate           March 2012          $11,039
              equal to 0.46% multiplied by
              the notional amount and receive
              from Barclays Bank plc upon
              each default event of Centex
              Corp., par value of the
              proportional notional amount.
   1,160,000  Pay quarterly a fixed rate           March 2012           8,250
              equal to 0.55% multiplied by
              the notional amount and receive
              from Deutsche Bank Securities
              Inc. upon each default event of
              Lennar Corp., par value of the
              proportional notional amount.
   4,500,000  Pay quarterly a fixed rate            June 2012          (4,145)
              equal to 0.35% multiplied by
              the notional amount and receive
              from Barclays Bank plc upon
              each default event of one of
              the issues of Dow Jones CDX
              N.A. Investment Grade 8, par
              value of the proportional
              notional amount.
   2,700,000  Pay quarterly a fixed rate            June 2012          (5,724)
              equal to 0.57% multiplied by
              the notional amount and receive
              from Deutsche Bank AG upon each
              default event of Darden
              Restaurants, Inc., par value of
              the proportional notional
              amount.
   1,900,000  Pay quarterly a fixed rate           March 2017          (5,099)
              equal to 0.12% multiplied by
              the notional amount and receive
              from Barclays Bank plc upon
              each default event of Pfizer
              Inc., par value of the
              proportional notional amount.

INTEREST RATE

   1,854,000  Receive semiannually a fixed        November 2030        21,601
              rate equal to 5.6965% and pay
              quarterly a variable rate based
              on the 3-month LIBOR with
              Barclays Bank plc.
                                                                    ------------
                                                                       $25,922
                                                                    ============

------

Strategic Allocation: Aggressive

Notes to Schedule of Investments

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

CDX = Credit Derivative Indexes

CVA = Certificaten Van Aandelen

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GDR = Global Depositary Receipt

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

JPY = Japanese Yen

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MASTR = Mortgage Asset Securitization Transactions, Inc.

MSCI = Morgan Stanley Capital International

OJSC = Open Joint Stock Company

ORD = Foreign Ordinary Share

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective May 31, 2007.

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) Industry is less than 0.05% of total net assets.

(4) Security, or a portion thereof, has been segregated for forward commitments, futures contracts and/or swap agreements.

(5) Security was purchased under Rule 144A or Section 4(2) of the Securities
Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2007 was
$21,610,934, which represented 1.7% of total net assets.

(6) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Rate shown is effective May
31, 2007.

(7) Final maturity indicated, unless otherwise noted.

(8) Forward commitment.

(9) The rate indicated is yield to maturity at purchase.

(10) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of May 31, 2007, securities with an aggregate value of $3,716,945, which represented 0.3% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     12/1/06 -        Expense
                         12/1/06        5/31/07         5/31/07         Ratio*

Strategic Allocation: Conservative

ACTUAL
Investor Class            $1,000       $1,055.50         $5.07           0.99%
Institutional Class       $1,000       $1,054.70         $4.05           0.79%
Advisor Class             $1,000       $1,054.20         $6.35           1.24%
A Class                   $1,000       $1,054.20         $6.35           1.24%
B Class                   $1,000       $1,050.40        $10.17           1.99%
C Class                   $1,000       $1,050.40        $10.17           1.99%
R Class                   $1,000       $1,051.10         $7.62           1.49%

HYPOTHETICAL
Investor Class            $1,000       $1,020.00         $4.99           0.99%
Institutional Class       $1,000       $1,020.99         $3.98           0.79%
Advisor Class             $1,000       $1,018.75         $6.24           1.24%
A Class                   $1,000       $1,018.75         $6.24           1.24%
B Class                   $1,000       $1,015.01        $10.00           1.99%
C Class                   $1,000       $1,015.01        $10.00           1.99%
R Class                   $1,000       $1,017.50         $7.49           1.49%

Strategic Allocation: Moderate

ACTUAL
Investor Class            $1,000       $1,084.60         $5.46           1.05%
Institutional Class       $1,000       $1,085.70         $4.42           0.85%
Advisor Class             $1,000       $1,083.40         $6.75           1.30%
A Class                   $1,000       $1,083.20         $6.75           1.30%
B Class                   $1,000       $1,079.40        $10.63           2.05%
C Class                   $1,000       $1,079.20        $10.63           2.05%
R Class                   $1,000       $1,080.70         $8.04           1.55%

HYPOTHETICAL
Investor Class            $1,000       $1,019.70         $5.29           1.05%
Institutional Class       $1,000       $1,020.69         $4.28           0.85%
Advisor Class             $1,000       $1,018.45         $6.54           1.30%
A Class                   $1,000       $1,018.45         $6.54           1.30%
B Class                   $1,000       $1,014.71        $10.30           2.05%
C Class                   $1,000       $1,014.71        $10.30           2.05%
R Class                   $1,000       $1,017.20         $7.80           1.55%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     12/1/06 -        Expense
                         12/1/06        5/31/07         5/31/07         Ratio*

Strategic Allocation: Aggressive

ACTUAL
Investor Class            $1,000       $1,109.00         $6.20           1.18%
Institutional Class       $1,000       $1,109.90         $5.16           0.98%
Advisor Class             $1,000       $1,107.60         $7.51           1.43%
A Class                   $1,000       $1,107.40         $7.51           1.43%
B Class                   $1,000       $1,102.80        $11.43           2.18%
C Class                   $1,000       $1,103.10        $11.43           2.18%
R Class                   $1,000       $1,103.50         $8.81           1.68%

HYPOTHETICAL
Investor Class            $1,000       $1,019.05         $5.94           1.18%
Institutional Class       $1,000       $1,020.04         $4.94           0.98%
Advisor Class             $1,000       $1,017.80         $7.19           1.43%
A Class                   $1,000       $1,017.80         $7.19           1.43%
B Class                   $1,000       $1,014.06        $10.95           2.18%
C Class                   $1,000       $1,014.06        $10.95           2.18%
R Class                   $1,000       $1,016.55         $8.45           1.68%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2007 (UNAUDITED)
                                      Strategic         Strategic        Strategic
                                   Conservative          Moderate       Aggressive

ASSETS

Investment securities, at
value (cost of $675,012,157,
$1,892,938,845 and
$1,068,750,945, respectively)
-- including $104,052,733,
$206,313,022 and $166,500,000
of securities on loan,
respectively                       $752,794,272    $2,227,942,656   $1,315,093,426

Investments made with cash
collateral received for
securities on loan, at value
(cost of $106,343,736,
$209,619,665 and
$169,571,637, respectively)         106,343,736       209,619,665      169,571,637
                                 --------------    --------------   --------------

Total investment securities,
at value (cost of
$781,355,893, $2,102,558,510
and $1,238,322,582,
respectively)                       859,138,008     2,437,562,321    1,484,665,063

Foreign currency holdings, at
value (cost of $--, $621,997
and $518,098, respectively)                  --           624,108          519,927

Receivable for investments
sold                                  6,377,638        29,956,441       18,035,297

Receivable for capital shares
sold                                     90,279            51,676          122,655

Unrealized appreciation on
swap agreements                          74,672           126,062           40,890

Dividends and interest
receivable                            3,369,864         8,867,199        4,608,679
                                 --------------    --------------   --------------
                                    869,050,461     2,477,187,807    1,507,992,511
                                 --------------    --------------   --------------
LIABILITIES

Disbursements in excess of
demand deposit cash                   6,266,086        26,892,890        8,481,720

Payable for collateral
received for securities on
loan                                106,343,736       209,619,665      169,571,637

Payable for investments
purchased                            49,825,433       111,633,205       48,108,791

Payable for capital shares
redeemed                                 10,537           139,921           58,685

Payable for variation margin
on futures contracts                     20,462            95,871           38,072

Unrealized depreciation on
swap agreements                          25,223            45,651           14,968

Accrued management fees                 533,202         1,716,756        1,188,806

Distribution fees payable                46,954           141,356           97,883
Service fees (and
distribution fees --
A Class and R Class) payable             46,095           147,392           99,990
                                 --------------    --------------   --------------
                                    163,117,728       350,432,707      227,660,552
                                 --------------    --------------   --------------

NET ASSETS                         $705,932,733    $2,126,755,100   $1,280,331,959
                                 ==============    ==============   ==============

See Notes to Financial Statements.

------

MAY 31, 2007 (UNAUDITED)
                                      Strategic        Strategic         Strategic
                                   Conservative         Moderate        Aggressive

NET ASSETS CONSIST OF:

Capital (par value and
paid-in surplus)                   $604,824,832   $1,703,874,254     $ 965,579,479

Undistributed net investment
income                                4,430,922       10,309,724         3,162,610

Undistributed net realized
gain on investment and
foreign currency transactions        18,894,416       77,858,108        65,447,401

Net unrealized appreciation
on investments and
translation of assets and
liabilities in foreign
currencies                           77,782,563      334,713,014       246,142,469
                                  -------------   --------------    --------------
                                   $705,932,733   $2,126,755,100    $1,280,331,959
                                  =============   ==============    ==============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                         $345,911,201     $937,771,673      $718,237,960
Shares outstanding                   58,525,360      125,744,849        79,472,108
Net asset value per share                 $5.91            $7.46             $9.04

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                         $142,545,738     $492,970,016       $85,476,548
Shares outstanding                   24,103,144       66,081,741         9,447,837
Net asset value per share                 $5.91            $7.46             $9.05

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                         $171,794,251     $444,139,506      $346,233,808
Shares outstanding                   29,081,743       59,629,896        38,372,472
Net asset value per share                 $5.91            $7.45             $9.02

A CLASS, $0.01 PAR VALUE
Net assets                          $27,979,547     $173,251,991       $88,416,075
Shares outstanding                    4,735,065       23,230,905         9,789,523
Net asset value per share                 $5.91            $7.46             $9.03
Maximum offering price (net
asset value divided by 0.9425)            $6.27            $7.92             $9.58

B CLASS, $0.01 PAR VALUE
Net assets                           $3,313,832      $35,275,257       $12,031,736
Shares outstanding                      561,611        4,736,215         1,336,991
Net asset value per share                 $5.90            $7.45             $9.00

C CLASS, $0.01 PAR VALUE
Net assets                          $13,442,190      $40,026,230       $28,410,160
Shares outstanding                    2,277,782        5,366,885         3,163,894
Net asset value per share                 $5.90            $7.46             $8.98

R CLASS, $0.01 PAR VALUE
Net assets                             $945,974       $3,320,427        $1,525,672
Shares outstanding                      160,283          446,156           169,625
Net asset value per share                 $5.90            $7.44             $8.99

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)
                                      Strategic         Strategic        Strategic
                                   Conservative          Moderate       Aggressive
INVESTMENT INCOME (LOSS)

INCOME:

Interest                            $10,313,905      $ 20,726,444      $ 7,987,648

Dividends (net of foreign
taxes withheld of $106,950,
$487,923 and $384,472,
respectively)                         3,147,267        11,725,120        7,928,296

Securities lending                       32,500           100,031           70,339
                                   ------------     -------------    -------------
                                     13,493,672        32,551,595       15,986,283
                                   ------------     -------------    -------------

EXPENSES:

Management fees                       3,254,476        10,123,230        7,023,720

Distribution fees:
 Advisor Class                          208,702           540,880          412,540
 B Class                                 10,957           125,782           40,422
 C Class                                 47,594           134,414           97,200

Service fees:
 Advisor Class                          208,702           540,880          412,540
 B Class                                  3,652            41,927           13,474
 C Class                                 15,865            44,805           32,400

Distribution and service fees:
 A Class                                 32,919           205,648          101,117
 R Class                                  1,985             5,435            2,418

Directors' fees and expenses              8,394            24,438           15,464

Other expenses                              894             5,387            4,795
                                   ------------     -------------    -------------
                                      3,794,140        11,792,826        8,156,090
                                   ------------     -------------    -------------

NET INVESTMENT INCOME (LOSS)          9,699,532        20,758,769        7,830,193
                                   ------------     -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED
GAIN (LOSS) ON:

Investment transactions (net
of foreign taxes withheld of
$--, $(2,170) and $(35,998),
respectively)                        25,022,322        97,751,193       76,740,450

Foreign currency transactions           (7,417)          (92,704)         (83,586)
                                   ------------     -------------    -------------
                                     25,014,905        97,658,489       76,656,864
                                   ------------     -------------    -------------

CHANGE IN NET
UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments (net of foreign
taxes accrued of $--,
$(28,912) and $(15,614),
respectively)                         4,452,266        54,125,654       46,973,760

Translation of assets and
liabilities in foreign
currencies                              (5,087)          (21,203)         (18,193)
                                   ------------     -------------    -------------
                                      4,447,179        54,104,451       46,955,567
                                   ------------     -------------    -------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)               29,462,084       151,762,940      123,612,431
                                   ------------     -------------    -------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                          $39,161,616      $172,521,709     $131,442,624
                                   ============     =============    =============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2006
                          Strategic Conservative                Strategic Moderate
Increase
(Decrease) in Net
Assets                       2007           2006             2007             2006

OPERATIONS

Net investment
income (loss)         $ 9,699,532   $ 18,968,763     $ 20,758,769     $ 40,676,548

Net realized gain
(loss)                 25,014,905     22,212,001       97,658,489      121,964,361

Change in net
unrealized
appreciation
(depreciation)          4,447,179     24,524,877       54,104,451       76,794,131
                     ------------   ------------   --------------   --------------
Net increase
(decrease) in net
assets resulting
from operations        39,161,616     65,705,641      172,521,709      239,435,040
                     ------------   ------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:
 Investor
 Class                (5,062,863)    (9,389,782)      (9,913,569)     (17,218,291)
 Institutional
 Class                (2,096,425)    (4,117,451)      (5,249,342)     (10,401,308)
 Advisor Class        (1,941,548)    (3,487,807)      (3,719,597)      (6,413,954)
 A Class                (306,736)      (439,910)      (1,388,597)      (1,595,213)
 B Class                 (22,530)       (28,764)        (162,230)        (182,936)
 C Class                (100,283)      (121,972)        (167,358)        (197,404)
 R Class                  (7,932)        (8,885)         (10,855)          (7,788)

From net realized
gains:
 Investor
 Class               (11,253,988)   (11,882,997)     (57,095,790)     (44,948,599)
 Institutional
 Class                (4,383,435)    (4,904,612)     (27,692,858)     (22,412,711)
 Advisor Class        (4,749,015)    (5,025,101)     (24,280,118)     (19,813,445)
 A Class                (747,857)      (569,301)      (9,021,887)      (2,367,848)
 B Class                 (79,601)       (52,745)      (1,868,497)        (390,613)
 C Class                (357,530)      (221,376)      (1,900,884)        (974,581)
 R Class                 (19,051)        (4,342)         (57,065)         (14,176)
                     ------------   ------------   --------------   --------------
Decrease in net
assets from
distributions        (31,128,794)   (40,255,045)    (142,528,647)    (126,938,867)
                     ------------   ------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from
capital share
transactions         (64,097,204)     16,164,244     (85,192,642)      222,283,936
                     ------------   ------------   --------------   --------------
NET INCREASE
(DECREASE) IN NET
ASSETS               (56,064,382)     41,614,840     (55,199,580)      334,780,109

NET ASSETS

Beginning of
period                761,997,115    720,382,275    2,181,954,680    1,847,174,571
                     ------------   ------------   --------------   --------------
End of period        $705,932,733   $761,997,115   $2,126,755,100   $2,181,954,680
                     ============   ============   ==============   ==============
Undistributed net
investment income      $4,430,922     $4,346,460      $10,309,724      $10,275,695
                    ============   ============   ==============   ==============

See Notes to Financial Statements.

------

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2006
                                                              Strategic Aggressive

Increase (Decrease) in Net Assets                            2007             2006

OPERATIONS

Net investment income (loss)                          $ 7,830,193     $ 15,512,965

Net realized gain (loss)                               76,656,864       80,588,414
Change in net unrealized appreciation
(depreciation)                                         46,955,567       65,878,898
                                                   --------------   --------------
Net increase (decrease) in net assets resulting
from operations                                       131,442,624      161,980,277
                                                   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                      (10,903,798)      (7,481,220)
 Institutional Class                                  (1,368,257)      (1,001,670)
 Advisor Class                                        (3,770,832)      (2,761,283)
 A Class                                                (901,403)        (341,076)
 B Class                                                 (40,513)          (6,173)
 C Class                                                 (98,867)         (17,062)
 R Class                                                  (3,576)            (800)

From net realized gains:
 Investor Class                                      (47,617,869)     (31,849,379)
 Institutional Class                                  (5,203,240)      (3,584,446)
 Advisor Class                                       (20,184,747)     (15,165,002)
 A Class                                              (4,836,887)      (1,908,236)
 B Class                                                (637,061)        (261,519)
 C Class                                              (1,551,348)        (721,155)
 R Class                                                 (28,536)          (5,598)
                                                   --------------   --------------
Decrease in net assets from distributions            (97,146,934)     (65,104,619)
                                                   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                           (86,926,321)      105,746,481
                                                   --------------   --------------

Net increase (decrease) in net assets                (52,630,631)      202,622,139

NET ASSETS

Beginning of period                                 1,332,962,590    1,130,340,451
                                                   --------------   --------------
End of period                                      $1,280,331,959   $1,332,962,590
                                                   ==============   ==============

Undistributed net investment income                    $3,162,610      $12,485,923
                                                   ==============   ==============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund (Strategic Conservative), Strategic Allocation: Moderate
Fund (Strategic Moderate) and Strategic Allocation: Aggressive Fund (Strategic
Aggressive) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objective is to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's mix of asset types. The funds pursue this objective by diversifying investments among three asset classes -- equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of each fund. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class, the C Class
and the R Class. The A Class may incur an initial sales charge. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within
60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the
Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or
there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

------

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin)
are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

SWAP AGREEMENTS -- The funds may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer.
The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The funds may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of
Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on investments.
Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

------

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Aggressive, which are declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Strategic Conservative ranges from 0.80% to
1.00% for the Investor Class, A Class, B Class, C Class and R Class. The
annual management fee schedule for Strategic Moderate ranges from 0.90% to
1.10% for the Investor Class, A Class, B Class, C Class and R Class. The
annual management fee schedule for Strategic Aggressive ranges from 1.00% to
1.20% for the Investor Class, A Class, B Class, C Class and R Class. The
Institutional Class is 0.20% less and the Advisor Class is 0.25% less at each point within the range.

------

The effective annual management fee for each class of each fund for the six months ended May 31, 2007 was as follows:

                            Investor, A, B, C & R   Institutional      Advisor

Strategic Conservative              0.99%               0.79%           0.74%
Strategic Moderate                  1.05%               0.85%           0.80%
Strategic Aggressive                1.18%               0.98%           0.93%

ACIM has entered into a Subadvisory Agreement with ACGIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the international and emerging markets portions of the funds in accordance with the funds' investments objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining ACGIM as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution fee of 0.25%
and service fee of 0.25%. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B
Class and the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/ dealers or other independent financial intermediaries for A Class, B Class, C Class and R
Class shares. Fees incurred under the plans during the six months ended May
31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the corporation's subadvisor, ACGIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan
Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended May 31, 2007, were as follows:

                                    Strategic        Strategic        Strategic
                                  Conservative       Moderate        Aggressive
Purchases

Investment Securities other
than U.S. Government & Agency
Obligations                       $165,348,911     $651,915,957     $501,030,569

U.S. Government & Agency
Obligations                       $406,014,708     $759,252,367     $290,642,855

Proceeds From Sales

Investment Securities other
than U.S. Government & Agency
Obligations                       $259,129,112     $857,478,955     $656,590,089

U.S. Government & Agency
Obligations                       $384,584,249     $731,726,829     $293,499,885

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                      Six months ended May 31, 2007   Year ended November 30, 2006
                             Shares          Amount         Shares          Amount

Strategic Conservative

INVESTOR
CLASS/SHARES
AUTHORIZED              350,000,000                    350,000,000
                       ============                   ============
Sold                      7,832,629     $45,216,632     17,114,518     $95,744,782
Issued in
reinvestment of
distributions             2,798,201      15,986,902      3,761,004      20,784,371
Redeemed               (20,766,806)   (120,308,574)   (19,075,418)   (106,562,485)
                       ------------   -------------   ------------   -------------
                       (10,135,976)    (59,105,040)      1,800,104       9,966,668
                       ------------   -------------   ------------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              150,000,000                    150,000,000
                       ============                   ============
Sold                      2,805,240      16,060,501      4,160,562      23,264,654
Issued in
reinvestment of
distributions             1,132,921       6,479,860      1,632,748       9,022,063
Redeemed                (6,539,626)    (37,614,040)    (6,737,777)    (37,681,758)
                       ------------   -------------   ------------   -------------
                        (2,601,465)    (15,073,679)      (944,467)     (5,395,041)
                       ------------   -------------   ------------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED              200,000,000                    200,000,000
                       ============                   ============
Sold                      4,406,732      25,396,799      8,895,209      49,722,685
Issued in
reinvestment of
distributions             1,169,302       6,681,377      1,537,946       8,500,704
Redeemed                (4,582,973)    (26,452,255)   (10,619,572)    (59,533,321)
                       ------------   -------------   ------------   -------------
                            993,061       5,625,921      (186,417)     (1,309,932)
                       ------------   -------------   ------------   -------------
A CLASS/SHARES
AUTHORIZED               25,000,000                     25,000,000
                       ============                   ============
Sold                        926,863       5,364,372      2,283,473      12,838,579
Issued in
reinvestment of
distributions               170,300         973,227        161,859         894,508
Redeemed                  (722,536)     (4,166,121)    (1,207,912)     (6,746,149)
                       ------------   -------------   ------------   -------------
                            374,627       2,171,478      1,237,420       6,986,938
                       ------------   -------------   ------------   -------------
B CLASS/SHARES
AUTHORIZED               25,000,000                     25,000,000
                       ============                   ============
Sold                        109,980         635,316        245,942       1,376,612
Issued in
reinvestment of
distributions                13,308          76,001         11,628          64,231
Redeemed                   (39,953)       (233,157)       (75,143)       (416,520)
                       ------------   -------------   ------------   -------------
                             83,335         478,160        182,427       1,024,323
                       ------------   -------------   ------------   -------------
C CLASS/SHARES
AUTHORIZED               25,000,000                     25,000,000
                       ============                   ============
Sold                        402,192       2,326,374        995,198       5,576,845
Issued in
reinvestment of
distributions                42,162         240,810         22,321         123,333
Redeemed                  (184,737)     (1,063,892)      (233,669)     (1,311,463)
                       ------------   -------------   ------------   -------------
                            259,617       1,503,292        783,850       4,388,715
                       ------------   -------------   ------------   -------------
R CLASS/SHARES
AUTHORIZED               25,000,000                     25,000,000
                       ============                   ============
Sold                         71,966         416,838         99,138         547,927
Issued in
reinvestment of
distributions                 4,724          26,983          2,400          13,227
Redeemed                   (24,471)       (141,157)       (10,638)        (58,581)
                       ------------   -------------   ------------   -------------
                             52,219         302,664         90,900         502,573
Net increase
(decrease)             (10,974,582)   $(64,097,204)      2,963,817     $16,164,244
                       ============   =============   ============   =============

------

                      Six months ended May 31, 2007   Year ended November 30, 2006
                             Shares          Amount         Shares          Amount

Strategic Moderate

INVESTOR
CLASS/SHARES
AUTHORIZED              500,000,000                    500,000,000
                       ============                   ============
Sold                     13,725,618    $ 98,291,409     35,818,506   $ 248,924,664
Issued in
reinvestment of
distributions             9,410,142      66,267,693      9,067,879      61,558,863
Redeemed               (38,616,628)   (278,693,428)   (34,302,222)   (238,298,908)
                       ------------   -------------   ------------   -------------
                       (15,480,868)   (114,134,326)     10,584,163      72,184,619
                       ------------   -------------   ------------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              350,000,000                    350,000,000
                       ============                   ============
Sold                      7,859,485      55,983,988     24,591,031     171,318,753
Issued in
reinvestment of
distributions             4,678,091      32,942,200      4,834,535      32,814,019
Redeemed               (13,311,645)    (94,582,166)   (27,824,837)   (194,449,372)
                       ------------   -------------   ------------   -------------
                          (774,069)     (5,655,978)      1,600,729       9,683,400
                       ------------   -------------   ------------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED              250,000,000                    250,000,000
                       ============                   ============
Sold                      6,449,047      46,198,250     16,164,759     111,911,475
Issued in
reinvestment of
distributions             3,969,844      27,924,527      3,859,314      26,172,981
Redeemed                (8,831,146)    (63,388,748)   (19,234,871)   (134,364,245)
                       ------------   -------------   ------------   -------------
                          1,587,745      10,734,029        789,202       3,720,211
                       ------------   -------------   ------------   -------------
A CLASS/SHARES
AUTHORIZED              100,000,000                    100,000,000
                       ============                   ============
Sold                      3,722,027      26,593,616      6,977,476      48,603,025
Issued in
connection with
acquisition (Note 9)             --              --     24,717,405     172,002,302
Issued in
reinvestment of
distributions             1,409,411       9,926,779        551,210       3,740,182
Redeemed                (3,271,866)    (23,451,275)   (17,586,987)   (123,025,288)
                       ------------   -------------   ------------   -------------
                          1,859,572      13,069,120     14,659,104     101,320,221
                       ------------   -------------   ------------   -------------
B CLASS/SHARES
AUTHORIZED               50,000,000                     50,000,000
                       ============                   ============
Sold                        460,801       3,309,878        850,734       5,951,484
Issued in
connection with
acquisition (Note 9)             --              --      3,087,612      21,487,405
Issued in
reinvestment of
distributions               257,628       1,811,073         66,155         448,168
Redeemed                  (446,089)     (3,196,830)      (663,226)     (4,635,123)
                       ------------   -------------   ------------   -------------
                            272,340       1,924,121      3,341,275      23,251,934
                       ------------   -------------   ------------   -------------
C CLASS/SHARES
AUTHORIZED               50,000,000                     50,000,000
                       ============                   ============
Sold                      1,054,202       7,572,473      2,269,562      15,787,053
Issued in
reinvestment of
distributions               216,336       1,522,812        128,868         875,407
Redeemed                  (358,933)     (2,581,395)      (727,904)     (5,069,632)
                       ------------   -------------   ------------   -------------
                            911,605       6,513,890      1,670,526      11,592,828
                       ------------   -------------   ------------   -------------
R CLASS/SHARES
AUTHORIZED               50,000,000                     50,000,000
                       ============                   ============
Sold                        332,269       2,358,437         91,485         627,250
Issued in
reinvestment of
distributions                 9,691          67,904          3,111          21,104
Redeemed                    (9,656)        (69,839)       (17,077)       (117,631)
                       ------------   -------------   ------------   -------------
                            332,304       2,356,502         77,519         530,723
Net increase
(decrease)             (11,291,371)   $(85,192,642)     32,722,518    $222,283,936
                       ============   =============   ============   =============

------

                      Six months ended May 31, 2007   Year ended November 30, 2006
                             Shares          Amount         Shares          Amount

Strategic Aggressive

INVESTOR
CLASS/SHARES
AUTHORIZED              350,000,000                    350,000,000
                       ============                   ============
Sold                     10,383,079    $ 88,699,827     24,689,329   $ 203,196,210
Issued in
reinvestment of
distributions             6,896,894      57,260,250      4,864,632      38,527,461
Redeemed               (30,396,593)   (261,991,419)   (19,433,943)   (159,638,170)
                       ------------   -------------   ------------   -------------
                       (13,116,620)   (116,031,342)     10,120,018      82,085,501
                       ------------   -------------   ------------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              150,000,000                    150,000,000
                       ============                   ============
Sold                      2,844,174      24,103,709      5,384,314      44,328,564
Issued in
reinvestment of
distributions               791,404       6,571,497        578,995       4,586,116
Redeemed                (3,912,905)    (33,290,324)    (5,518,295)    (45,364,711)
                       ------------   -------------   ------------   -------------
                          (277,327)     (2,615,118)        445,014       3,549,969
                       ------------   -------------   ------------   -------------
ADVISOR
CLASS/SHARES
AUTHORIZED              200,000,000                    200,000,000
                       ============                   ============
Sold                      4,518,531      38,667,458     10,768,794      88,481,362
Issued in
reinvestment of
distributions             2,884,094      23,913,925      2,262,325      17,897,492
Redeemed                (5,400,384)    (46,252,565)   (15,779,986)   (130,465,853)
                       ------------   -------------   ------------   -------------
                          2,002,241      16,328,818    (2,748,867)    (24,086,999)
                       ------------   -------------   ------------   -------------
A CLASS/SHARES
AUTHORIZED               25,000,000                     25,000,000
                       ============                   ============
Sold                      1,655,999      14,193,697      5,001,494      41,034,708
Issued in
reinvestment of
distributions               668,821       5,552,185        270,737       2,144,806
Redeemed                (1,201,222)    (10,262,675)    (1,342,299)    (11,028,913)
                       ------------   -------------   ------------   -------------
                          1,123,598       9,483,207      3,929,932      32,150,601
                       ------------   -------------   ------------   -------------
B CLASS/SHARES
AUTHORIZED               25,000,000                     25,000,000
                       ============                   ============
Sold                        195,249       1,670,109        510,072       4,188,988
Issued in
reinvestment of
distributions                73,534         610,281         26,786         212,221
Redeemed                   (54,583)       (466,698)       (75,149)       (620,605)
                       ------------   -------------   ------------   -------------
                            214,200       1,813,692        461,709       3,780,604
                       ------------   -------------   ------------   -------------
C CLASS/SHARES
AUTHORIZED               25,000,000                     25,000,000
                       ============                   ============
Sold                        537,424       4,570,774      1,268,604      10,378,886
Issued in
reinvestment of
distributions               160,235       1,326,657         79,496         628,153
Redeemed                  (338,393)     (2,898,842)      (361,774)     (2,951,900)
                       ------------   -------------   ------------   -------------
                            359,266       2,998,589        986,326       8,055,139
                       ------------   -------------   ------------   -------------
R CLASS/SHARES
AUTHORIZED               25,000,000                     25,000,000
                       ============                   ============
Sold                        150,214       1,279,641         35,600         288,131
Issued in
reinvestment of
distributions                 3,876          32,112            807           6,398
Redeemed                   (25,133)       (215,920)       (10,297)        (82,863)
                       ------------   -------------   ------------   -------------
                            128,957       1,095,833         26,110         211,666
Net increase
(decrease)              (9,565,685)   $(86,926,321)     13,220,242   $ 105,746,481
                       ============   =============   ============   =============

5. SECURITIES LENDING

As of May 31, 2007, securities in Strategic Conservative, Strategic Moderate and Strategic Aggressive valued at $104,052,733, $206,313,022 and
$166,500,000, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business

------

on the next business day. The total value of all collateral received, at this date, was $106,343,736, $211,271,235 and $170,810,315, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2007, the components of investments for federal income tax purposes were as follows:

                                    Strategic         Strategic          Strategic
                                 Conservative          Moderate         Aggressive

Federal tax cost of
investments                      $786,087,902    $2,121,582,939     $1,248,188,076
                                 ============    ==============     ==============
Gross tax appreciation of
investments                       $78,902,988      $329,661,757       $243,824,618

Gross tax depreciation of
investments                       (5,852,882)      (13,682,375)        (7,347,631)
                                 ------------    --------------     --------------
Net tax appreciation
(depreciation) of
investments                       $73,050,106      $315,979,382       $236,476,987
                                 ============    ==============     ==============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

Strategic Moderate and Strategic Aggressive had currency loss deferrals of
$(42,094) and $(35,102), respectively, which represent net foreign currency losses incurred in the one-month period ended November 30, 2006. Strategic
Moderate and Strategic Aggressive have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. REORGANIZATION PLAN

On December 14, 2005, the Board of Directors of Mason Street Asset Allocation
Fund (Asset Allocation), one fund in a series issued by Mason Street Funds,
Inc., approved a plan of reorganization (the reorganization) pursuant to which
Strategic Moderate acquired all of the assets of Asset Allocation in exchange for shares of equal value of Strategic Moderate and the assumption by
Strategic Moderate of all liabilities of Asset Allocation. The financial statements and performance history of Strategic Moderate will be carried over in the post-reorganization. The reorganization was approved by shareholders on
March 15, 2006. The reorganization was effective at the close of business on
March 31, 2006.

------

The acquisition was accomplished by a tax-free exchange of shares. On April 3,
2006, in connection with the reorganization, Asset Allocation exchanged its shares for shares of Strategic Moderate as follows:

                             Shares                                  Shares
Original Fund/Class        Exchanged        New Fund/Class          Received

Asset Allocation                         Strategic Moderate -
Fund - A Class             13,043,554           A Class            24,456,664

Asset Allocation                         Strategic Moderate -
Fund - C Class              141,557             A Class             260,741

Asset Allocation                         Strategic Moderate -
Fund - B Class             1,678,889            B Class            3,087,612

The net assets of Asset Allocation and Strategic Moderate immediately before the acquisition were $193,489,707 and $1,966,554,909, respectively. Asset
Allocation's unrealized appreciation of $26,945,759 was combined with that of
Strategic Moderate. Immediately after the acquisition, the combined net assets were $2,160,044,616.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------

FINANCIAL HIGHLIGHTS
Strategic Allocation: Conservative

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                      2007(1)       2006      2005       2004       2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $5.84      $5.65     $5.70      $5.36      $4.94      $5.26
                      -------    -------   -------    -------    -------    -------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.08       0.15      0.11       0.08       0.09       0.13

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.23       0.36      0.18       0.35       0.42     (0.30)
                      -------    -------   -------    -------    -------    -------

 Total From
 Investment
 Operations              0.31       0.51      0.29       0.43       0.51     (0.17)
                      -------    -------   -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.07)     (0.14)    (0.11)     (0.08)     (0.09)     (0.13)

 From Net
 Realized
 Gains                 (0.17)     (0.18)    (0.23)     (0.01)         --     (0.02)
                      -------    -------   -------    -------    -------    -------
 Total
 Distributions         (0.24)     (0.32)    (0.34)     (0.09)     (0.09)     (0.15)
Net Asset Value,
End of Period           $5.91      $5.84     $5.65      $5.70      $5.36      $4.94
                      =======    =======   =======    =======    =======    =======

TOTAL RETURN(3)         5.55%      9.33%     5.22%      8.15%     10.43%    (3.23)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   0.99%(4)      0.99%     0.99%      0.99%      1.00%      1.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           2.69%(4)      2.61%     2.02%      1.53%      1.65%      2.60%

Portfolio
Turnover Rate             88%       242%      257%       260%       200%       111%

Net Assets, End
of Period (in
thousands)           $345,911   $401,181  $377,910   $355,675   $289,099   $239,410

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                      2007(1)       2006       2005      2004       2003      2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $5.85      $5.66      $5.70     $5.36      $4.94     $5.26
                      -------    -------    -------   -------    -------   -------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.08       0.16       0.12      0.09       0.09      0.14

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.23       0.36       0.19      0.35       0.43    (0.30)
                      -------    -------    -------   -------    -------   -------
 Total From
 Investment
 Operations              0.31       0.52       0.31      0.44       0.52    (0.16)
                      -------    -------    -------   -------    -------   -------
Distributions

 From Net
 Investment
 Income                (0.08)     (0.15)     (0.12)    (0.09)     (0.10)    (0.14)

 From Net
 Realized
 Gains                 (0.17)     (0.18)     (0.23)    (0.01)         --    (0.02)
                      -------    -------    -------   -------    -------   -------
 Total
 Distributions         (0.25)     (0.33)     (0.35)    (0.10)     (0.10)    (0.16)
                      -------    -------    -------   -------    -------   -------
Net Asset Value,
End of Period           $5.91      $5.85      $5.66     $5.70      $5.36     $4.94
                      =======    =======    =======   =======    =======   =======

TOTAL RETURN(3)         5.47%      9.54%      5.61%     8.36%     10.64%   (3.03)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   0.79%(4)      0.79%      0.79%     0.79%      0.80%     0.80%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           2.89%(4)      2.81%      2.22%     1.73%      1.85%     2.80%

Portfolio
Turnover Rate             88%       242%       257%      260%       200%      111%
Net Assets, End
of Period (in
thousands)           $142,546   $156,120   $156,358  $154,392   $147,602   $14,843

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

Advisor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                       2007(1)       2006       2005       2004     2003      2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period      $5.84      $5.65      $5.70      $5.36    $4.93     $5.26
                       -------    -------    -------    -------  -------   -------

Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.07       0.13       0.10       0.07     0.07      0.12

 Net Realized
 and Unrealized
 Gain (Loss)              0.24       0.36       0.17       0.35     0.44    (0.31)
                       -------    -------    -------    -------  -------   -------
 Total From
 Investment
 Operations               0.31       0.49       0.27       0.42     0.51    (0.19)
                       -------    -------    -------    -------  -------   -------
Distributions

 From Net
 Investment
 Income                 (0.07)     (0.12)     (0.09)     (0.07)   (0.08)    (0.12)

From Net
 Realized Gains         (0.17)     (0.18)     (0.23)     (0.01)       --    (0.02)
                       -------    -------    -------    -------  -------   -------
 Total
 Distributions          (0.24)     (0.30)     (0.32)     (0.08)   (0.08)    (0.14)
                       -------    -------    -------    -------  -------   -------
Net Asset Value,
End of Period            $5.91      $5.84      $5.65      $5.70    $5.36     $4.93
                       =======    =======    =======    =======  =======   =======

TOTAL RETURN(3)          5.42%      9.06%      4.96%      7.88%   10.39%   (3.66)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    1.24%(4)      1.24%      1.24%      1.24%    1.25%     1.25%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            2.44%(4)      2.36%      1.77%      1.28%    1.40%     2.35%

Portfolio Turnover
Rate                       88%       242%       257%       260%     200%      111%

Net Assets, End of
Period (in
thousands)            $171,794   $164,030   $159,734   $141,417  $78,433   $33,675

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                             2007(1)     2006      2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period           $5.84    $5.65     $5.70      $5.54
                                             -------  -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                0.07     0.13      0.11       0.02

 Net Realized and Unrealized
 Gain (Loss)                                    0.24     0.36      0.16       0.14
                                             -------  -------   -------    -------
 Total From Investment Operations               0.31     0.49      0.27       0.16
                                             -------  -------   -------    -------
Distributions

 From Net Investment Income                   (0.07)   (0.12)    (0.09)         --

 From Net Realized Gains                      (0.17)   (0.18)    (0.23)         --
                                             -------  -------   -------    -------
 Total Distributions                          (0.24)   (0.30)    (0.32)         --
                                             -------  -------   -------    -------
Net Asset Value, End of Period                 $5.91    $5.84     $5.65      $5.70
                                             =======  =======   =======    =======

TOTAL RETURN(4)                                5.42%    9.06%     4.97%      2.89%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                  1.24%(5)    1.24%     1.24%   1.24%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                          2.44%(5)    2.36%     1.77%   2.17%(5)

Portfolio Turnover Rate                          88%     242%      257%    260%(6)

Net Assets, End of Period (in thousands)     $27,980  $25,471   $17,647       $691

(1) Six months ended May 31, 2007 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                          2007(1)      2006      2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period        $5.83     $5.64     $5.69      $5.54
                                          -------   -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)             0.05      0.09      0.06       0.01

 Net Realized and Unrealized
 Gain (Loss)                                 0.24      0.36      0.17       0.14
                                          -------   -------   -------    -------
 Total From Investment Operations            0.29      0.45      0.23       0.15
                                          -------   -------   -------    -------
Distributions

 From Net Investment Income                (0.05)    (0.08)    (0.05)         --

 From Net Realized Gains                   (0.17)    (0.18)    (0.23)         --
                                          -------   -------   -------    -------
 Total Distributions                       (0.22)    (0.26)    (0.28)         --
                                          -------   -------   -------    -------
Net Asset Value, End of Period              $5.90     $5.83     $5.64      $5.69
                                          =======   =======   =======    =======

TOTAL RETURN(4)                             5.04%     8.27%     4.23%      2.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                       1.99%(5)     1.99%     1.99%   1.99%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                    1.69%(5)     1.61%     1.02%   1.60%(5)

Portfolio Turnover Rate                       88%      242%      257%    260%(6)

Net Assets, End of Period (in
thousands)                                 $3,314    $2,790    $1,670       $160

(1) Six months ended May 31, 2007 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                            2007(1)      2006     2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period          $5.83     $5.64    $5.69      $5.54
                                            -------   -------  -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)               0.05      0.09     0.06       0.02

 Net Realized and Unrealized
 Gain (Loss)                                   0.24      0.36     0.17       0.13
                                            -------   -------  -------    -------
 Total From Investment Operations              0.29      0.45     0.23       0.15
                                            -------   -------  -------    -------
Distributions

 From Net Investment Income                  (0.05)    (0.08)   (0.05)         --

 From Net Realized Gains                     (0.17)    (0.18)   (0.23)         --
                                            -------   -------  -------    -------
 Total Distributions                         (0.22)    (0.26)   (0.28)         --
                                            -------   -------  -------    -------
Net Asset Value, End of Period                $5.90     $5.83    $5.64      $5.69
                                            =======   =======  =======    =======

TOTAL RETURN(4)                               5.04%     8.27%    4.18%      2.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                 1.99%(5)     1.99%    1.99%   1.99%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                      1.69%(5)     1.61%    1.02%   1.85%(5)

Portfolio Turnover Rate                         88%      242%     257%    260%(6)

Net Assets, End of Period (in thousands)    $13,442   $11,774   $6,967     $1,055

(1) Six months ended May 31, 2007 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Conservative

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                                      2007(1)      2006    2005(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                    $5.84     $5.65      $5.50
                                                      -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                         0.06      0.12       0.06

 Net Realized and Unrealized Gain (Loss)                 0.23      0.36       0.14
                                                      -------   -------    -------
 Total From Investment Operations                        0.29      0.48       0.20
                                                      -------   -------    -------
Distributions

 From Net Investment Income                            (0.06)    (0.11)     (0.05)

 From Net Realized Gains                               (0.17)    (0.18)         --
                                                      -------   -------    -------
 Total Distributions                                   (0.23)    (0.29)     (0.05)
                                                      -------   -------    -------
Net Asset Value, End of Period                          $5.90     $5.84      $5.65
                                                      =======   =======    =======

TOTAL RETURN(4)                                         5.11%     8.80%      3.56%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets    1.49%(5)     1.49%   1.49%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                           2.19%(5)     2.11%   1.72%(5)

Portfolio Turnover Rate                                   88%      242%    257%(6)

Net Assets, End of Period (in thousands)                 $946      $631        $97

(1) Six months ended May 31, 2007 (unaudited).

(2) March 31, 2005 (commencement of sale) through November 30, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                      2007(1)         2006      2005       2004       2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $7.36        $7.00     $6.72      $6.15      $5.40      $5.87
                      -------      -------   -------    -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.07         0.14      0.11       0.09       0.09       0.11

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.52         0.68      0.42       0.56       0.75     (0.47)
                      -------      -------   -------    -------    -------    -------
 Total From
 Investment
 Operations              0.59         0.82      0.53       0.65       0.84     (0.36)
                      -------      -------   -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.07)       (0.12)    (0.10)     (0.08)     (0.09)     (0.11)

 From Net
 Realized
 Gains                 (0.42)       (0.34)    (0.15)         --         --         --
                      -------      -------   -------    -------    -------    -------
 Total
 Distributions         (0.49)       (0.46)    (0.25)     (0.08)     (0.09)     (0.11)
                      -------      -------   -------    -------    -------    -------
Net Asset Value,
End of Period           $7.46        $7.36     $7.00      $6.72      $6.15      $5.40
                      =======      =======   =======    =======    =======    =======

TOTAL RETURN(3)         8.46%       12.49%     8.04%     10.61%     15.67%    (6.23)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   1.05%(4)        1.05%     1.06%      1.07%      1.10%      1.10%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           2.01%(4)        2.00%     1.58%      1.31%      1.56%      2.01%

Portfolio
Turnover Rate             71%         203%      206%       197%       174%       147%
Net Assets, End
of Period (in
thousands)           $937,772   $1,039,386  $914,923   $845,949   $633,675   $556,989

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                      2007(1)       2006      2005       2004       2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $7.36      $7.01     $6.73      $6.15      $5.40      $5.87
                      -------    -------   -------    -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.08       0.15      0.12       0.10       0.10       0.12

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.52       0.68      0.42       0.57       0.75     (0.47)
                      -------    -------   -------    -------    -------    -------
 Total From
 Investment
 Operations              0.60       0.83      0.54       0.67       0.85     (0.35)
                      -------    -------   -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.08)     (0.14)    (0.11)     (0.09)     (0.10)     (0.12)

 From Net
 Realized
 Gains                 (0.42)     (0.34)    (0.15)         --         --         --
                      -------    -------   -------    -------    -------    -------
 Total
 Distributions         (0.50)     (0.48)    (0.26)     (0.09)     (0.10)     (0.12)
                      -------    -------   -------    -------    -------    -------
Net Asset Value,
End of Period           $7.46      $7.36     $7.01      $6.73      $6.15      $5.40
                      =======    =======   =======    =======    =======    =======

TOTAL RETURN(3)         8.57%     12.55%     8.24%     11.00%     15.89%    (6.04)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   0.85%(4)      0.85%     0.86%      0.87%      0.90%      0.90%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           2.21%(4)      2.20%     1.78%      1.51%      1.76%      2.21%

Portfolio
Turnover Rate             71%       203%      206%       197%       174%       147%

Net Assets, End
of Period (in
thousands)           $492,970   $492,180  $457,123   $436,153   $291,856   $106,398

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

Advisor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                      2007(1)       2006      2005       2004       2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $7.35      $7.00     $6.72      $6.15      $5.40      $5.87
                      -------    -------   -------    -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.06       0.12      0.09       0.07       0.07       0.10

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.52       0.68      0.42       0.56       0.75     (0.48)
                      -------    -------   -------    -------    -------    -------
 Total From
 Investment
 Operations              0.58       0.80      0.51       0.63       0.82     (0.38)
                      -------    -------   -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.06)     (0.11)    (0.08)     (0.06)     (0.07)     (0.09)

 From Net
 Realized
 Gains                 (0.42)     (0.34)    (0.15)         --         --         --
                      -------    -------   -------    -------    -------    -------
 Total
 Distributions         (0.48)     (0.45)    (0.23)     (0.06)     (0.07)     (0.09)
                      -------    -------   -------    -------    -------    -------
Net Asset Value,
End of Period           $7.45      $7.35     $7.00      $6.72      $6.15      $5.40
                      =======    =======   =======    =======    =======    =======

TOTAL RETURN(3)         8.34%     12.06%     7.76%     10.34%     15.39%    (6.45)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   1.30%(4)      1.30%     1.31%      1.32%      1.35%      1.35%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           1.76%(4)      1.75%     1.33%      1.06%      1.31%      1.76%

Portfolio
Turnover Rate             71%       203%      206%       197%       174%       147%

Net Assets, End
of Period (in
thousands)           $444,140   $426,664  $400,520   $367,732   $220,032   $121,210

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                            2007(1)      2006      2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period          $7.36     $7.00     $6.72      $6.43
                                            -------   -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)               0.06      0.12      0.10       0.02

 Net Realized and Unrealized
 Gain (Loss)                                   0.52      0.69      0.41       0.27
                                            -------   -------   -------    -------
 Total From Investment Operations              0.58      0.81      0.51       0.29
                                            -------   -------   -------    -------
Distributions

 From Net Investment Income                  (0.06)    (0.11)    (0.08)         --

 From Net Realized Gains                     (0.42)    (0.34)    (0.15)         --
                                            -------   -------   -------    -------
 Total Distributions                         (0.48)    (0.45)    (0.23)         --
                                            -------   -------   -------    -------
Net Asset Value, End of Period                $7.46     $7.36     $7.00      $6.72
                                            =======   =======   =======    =======

TOTAL RETURN(4)                               8.32%    12.20%     7.77%      4.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                 1.30%(5)     1.30%     1.31%   1.32%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                      1.76%(5)     1.75%     1.33%   2.08%(5)

Portfolio Turnover Rate                         71%      203%      206%    197%(6)

Net Assets, End of Period (in thousands)   $173,252  $157,288   $47,001     $2,256

(1) Six months ended May 31, 2007 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                            2007(1)      2006     2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period          $7.35     $6.99    $6.72      $6.43
                                            -------   -------  -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)               0.04      0.07     0.04       0.01

 Net Realized and Unrealized
 Gain (Loss)                                   0.51      0.69     0.41       0.28
                                            -------   -------  -------    -------
 Total From Investment Operations              0.55      0.76     0.45       0.29
                                            -------   -------  -------    -------
Distributions

 From Net Investment Income                  (0.03)    (0.06)   (0.03)         --

 From Net Realized Gains                     (0.42)    (0.34)   (0.15)         --
                                            -------   -------  -------    -------
 Total Distributions                         (0.45)    (0.40)   (0.18)         --
                                            -------   -------  -------    -------
Net Asset Value, End of Period                $7.45     $7.35    $6.99      $6.72
                                            =======   =======  =======    =======

TOTAL RETURN(4)                               7.94%    11.39%    6.86%      4.51%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                 2.05%(5)     2.05%    2.06%   2.07%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                      1.01%(5)     1.00%    0.58%   1.34%(5)

Portfolio Turnover Rate                         71%      203%     206%    197%(6)

Net Assets, End of Period (in thousands)    $35,275   $32,811   $7,850       $558

(1) Six months ended May 31, 2007 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                         2007(1)     2006      2005      2004      2003      2002
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $7.36    $7.00     $6.72     $6.15     $5.39     $5.86
                         -------  -------   -------   -------   -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)           0.04     0.07      0.04      0.02      0.03      0.06

 Net Realized and
 Unrealized Gain
 (Loss)                     0.51     0.69      0.42      0.56      0.76    (0.48)
                         -------  -------   -------   -------   -------   -------
 Total From
 Investment
 Operations                 0.55     0.76      0.46      0.58      0.79    (0.42)
                         -------  -------   -------   -------   -------   -------
Distributions

 From Net
 Investment
 Income                   (0.03)   (0.06)    (0.03)    (0.01)    (0.03)    (0.05)

 From Net
 Realized Gains           (0.42)   (0.34)    (0.15)        --        --        --
                         -------  -------   -------   -------   -------   -------
 Total
 Distributions            (0.45)   (0.40)    (0.18)    (0.01)    (0.03)    (0.05)
                         -------  -------   -------   -------   -------   -------
Net Asset Value, End
of Period                  $7.46    $7.36     $7.00     $6.72     $6.15     $5.39
                         =======  =======   =======   =======   =======   =======

TOTAL RETURN(3)            7.92%   11.37%     6.96%     9.52%    14.78%   (7.16)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              2.05%(4)    2.05%     2.06%     2.07%     2.10%     2.10%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              1.01%(4)    1.00%     0.58%     0.31%     0.56%     1.01%

Portfolio Turnover
Rate                         71%     203%      206%      197%      174%      147%

Net Assets, End of
Period (in thousands)    $40,026  $32,789   $19,502    $6,870    $2,935      $492

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Moderate

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                2007(1)      2006       2005     2004    2003(2)

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $7.35     $6.99      $6.72    $6.15      $5.85
                                -------   -------    -------  -------    -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(3)                  0.06      0.11       0.08     0.06       0.01

 Net Realized and
 Unrealized Gain (Loss)            0.50      0.68       0.41     0.56       0.30
                                -------   -------    -------  -------    -------
 Total From
 Investment Operations             0.56      0.79       0.49     0.62       0.31
                                -------   -------    -------  -------    -------
Distributions

 From Net
 Investment Income               (0.05)    (0.09)     (0.07)   (0.05)     (0.01)
 From Net Realized Gains         (0.42)    (0.34)     (0.15)       --         --
                                -------   -------    -------  -------    -------
 Total Distributions             (0.47)    (0.43)     (0.22)   (0.05)     (0.01)
                                -------   -------    -------  -------    -------
Net Asset Value, End of
Period                            $7.44     $7.35      $6.99    $6.72      $6.15
                                =======   =======    =======  =======    =======

TOTAL RETURN(4)                   8.07%    11.95%      7.35%   10.05%      5.39%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets          1.55%(5)     1.55%   1.52%(6)    1.57%   1.60%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                     1.51%(5)     1.50%   1.12%(6)    0.81%   0.83%(5)

Portfolio Turnover Rate             71%      203%       206%     197%    174%(7)

Net Assets, End of Period
(in thousands)                   $3,320      $837       $254     $266         $3

(1) Six months ended May 31, 2007 (unaudited).

(2) August 29, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would have been 1.56% and
1.08%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                      2007(1)       2006      2005       2004       2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $8.82      $8.19     $7.53      $6.78      $5.78      $6.49
                      -------    -------   -------    -------    -------    -------

Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.06       0.11      0.09       0.07       0.07       0.09

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.84       0.99      0.64       0.74       1.00     (0.70)
                      -------    -------   -------    -------    -------    -------
 Total From
 Investment
 Operations              0.90       1.10      0.73       0.81       1.07     (0.61)
                      -------    -------   -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.13)     (0.09)    (0.07)     (0.06)     (0.07)     (0.10)

 From Net
 Realized
 Gains                 (0.55)     (0.38)        --         --         --         --
                      -------    -------   -------    -------    -------    -------
 Total
 Distributions         (0.68)     (0.47)    (0.07)     (0.06)     (0.07)     (0.10)
                      -------    -------   -------    -------    -------    -------
Net Asset Value,
End of Period           $9.04      $8.82     $8.19      $7.53      $6.78      $5.78
                      =======    =======   =======    =======    =======    =======

TOTAL RETURN(3)        10.90%     14.15%     9.74%     12.04%     18.82%    (9.59)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   1.18%(4)      1.18%     1.20%      1.20%      1.20%      1.20%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           1.33%(4)      1.34%     1.09%      0.98%      1.17%      1.42%

Portfolio
Turnover Rate             64%       172%      171%       172%       169%       172%

Net Assets, End
of Period (in
thousands)           $718,238   $816,397  $675,611   $592,634   $397,881   $300,644

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                          2007(1)      2006      2005      2004     2003      2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period         $8.84     $8.21     $7.55     $6.79    $5.80     $6.50
                          -------   -------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            0.07      0.13      0.10      0.08     0.08      0.10

 Net Realized and
 Unrealized
 Gain (Loss)                 0.83      0.99      0.64      0.75     0.99    (0.69)
                          -------   -------   -------   -------  -------   -------
 Total From
 Investment
 Operations                  0.90      1.12      0.74      0.83     1.07    (0.59)
                          -------   -------   -------   -------  -------   -------
Distributions

 From Net
 Investment Income         (0.14)    (0.11)    (0.08)    (0.07)   (0.08)    (0.11)

 From Net
 Realized Gains            (0.55)    (0.38)        --        --       --        --
                          -------   -------   -------   -------  -------   -------
 Total
 Distributions             (0.69)    (0.49)    (0.08)    (0.07)   (0.08)    (0.11)
                          -------   -------   -------   -------  -------   -------
Net Asset Value, End
of Period                   $9.05     $8.84     $8.21     $7.55    $6.79     $5.80
                          =======   =======   =======   =======  =======   =======

TOTAL RETURN(3)            10.99%    14.37%     9.93%    12.39%   18.82%   (9.23)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               0.98%(4)     0.98%     1.00%     1.00%    1.00%     1.00%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   1.53%(4)     1.54%     1.29%     1.18%    1.37%     1.62%

Portfolio Turnover
Rate                          64%      172%      171%      172%     169%      172%

Net Assets, End of
Period (in thousands)     $85,477   $85,928   $76,192   $62,634  $36,408   $27,764

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

Advisor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                      2007(1)       2006       2005      2004       2003      2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $8.79      $8.17      $7.51     $6.76      $5.77     $6.47
                      -------    -------    -------   -------    -------   -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.05       0.09       0.07      0.05       0.05      0.07

 Net Realized
 and
 Unrealized
 Gain (Loss)             0.83       0.98       0.64      0.74       1.00    (0.69)
                      -------    -------    -------   -------    -------   -------
 Total From
 Investment
 Operations              0.88       1.07       0.71      0.79       1.05    (0.62)
                      -------    -------    -------   -------    -------   -------
Distributions

 From Net
 Investment
 Income                (0.10)     (0.07)     (0.05)    (0.04)     (0.06)    (0.08)

 From Net
 Realized
 Gains                 (0.55)     (0.38)         --        --         --        --
                      -------    -------    -------   -------    -------   -------
 Total
 Distributions         (0.65)     (0.45)     (0.05)    (0.04)     (0.06)    (0.08)
                      -------    -------    -------   -------    -------   -------
Net Asset Value,
End of Period           $9.02      $8.79      $8.17     $7.51      $6.76     $5.77
                      =======    =======    =======   =======    =======   =======

TOTAL RETURN(3)        10.76%     13.77%      9.50%    11.79%     18.37%   (9.68)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets   1.43%(4)      1.43%      1.45%     1.45%      1.45%     1.45%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           1.08%(4)      1.09%      0.84%     0.73%      0.92%     1.17%

Portfolio
Turnover Rate             64%       172%       171%      172%       169%      172%

Net Assets, End
of Period (in
thousands)           $346,234   $319,769   $319,599  $283,502   $156,275   $78,970

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                             2007(1)     2006      2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period           $8.80    $8.18     $7.53      $7.13
                                             -------  -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                0.05     0.09      0.07       0.03

 Net Realized and Unrealized
 Gain (Loss)                                    0.83     0.98      0.64       0.37
                                             -------  -------   -------    -------
 Total From Investment Operations               0.88     1.07      0.71       0.40
                                             -------  -------   -------    -------
Distributions

 From Net Investment Income                   (0.10)   (0.07)    (0.06)         --

 From Net Realized Gains                      (0.55)   (0.38)        --         --
                                             -------  -------   -------    -------
 Total Distributions                          (0.65)   (0.45)    (0.06)         --
                                             -------  -------   -------    -------
Net Asset Value, End of Period                 $9.03    $8.80     $8.18      $7.53
                                             =======  =======   =======    =======

TOTAL RETURN(4)                               10.74%   13.75%     9.55%      5.61%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                  1.43%(5)    1.43%     1.45%   1.45%(5)

Ratio of Net Investment Income (Loss) to
Average Net Assets                          1.08%(5)    1.09%     0.84%   2.09%(5)

Portfolio Turnover Rate                          64%     172%      171%    172%(6)

Net Assets, End of Period (in thousands)     $88,416  $76,259   $38,723       $659

(1) Six months ended May 31, 2007 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                            2007(1)      2006     2005    2004(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period          $8.74     $8.12    $7.52      $7.13
                                            -------   -------  -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)               0.01      0.03     0.01       0.01

 Net Realized and Unrealized
 Gain (Loss)                                   0.84      0.98     0.64       0.38
                                            -------   -------  -------    -------
 Total From Investment Operations              0.85      1.01     0.65       0.39
                                            -------   -------  -------    -------
Distributions

 From Net Investment Income                  (0.04)    (0.01)   (0.05)         --

 From Net Realized Gains                     (0.55)    (0.38)       --         --
                                            -------   -------  -------    -------
 Total Distributions                         (0.59)    (0.39)   (0.05)         --
                                            -------   -------  -------    -------
Net Asset Value, End of Period                $9.00     $8.74    $8.12      $7.52
                                            =======   =======  =======    =======

TOTAL RETURN(4)                              10.28%    12.98%    8.72%      5.47%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets                                 2.18%(5)     2.18%    2.20%   2.20%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                      0.33%(5)     0.34%    0.09%   0.92%(5)

Portfolio Turnover Rate                         64%      172%     171%    172%(6)

Net Assets, End of Period (in thousands)    $12,032    $9,808   $5,367       $250

(1) Six months ended May 31, 2007 (unaudited).

(2) September 30, 2004 (commencement of sale) through November 30, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2004.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                         2007(1)     2006      2005      2004      2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period        $8.72    $8.10     $7.45     $6.72     $5.72      $6.49
                         -------  -------   -------   -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)           0.01     0.03      0.01     --(3)      0.01       0.03

 Net Realized and
 Unrealized
 Gain (Loss)                0.84     0.98      0.64      0.73      1.01     (0.70)
                         -------  -------   -------   -------   -------    -------
 Total From
 Investment
 Operations                 0.85     1.01      0.65      0.73      1.02     (0.67)
                         -------  -------   -------   -------   -------    -------
Distributions

 From Net
 Investment
 Income                   (0.04)   (0.01)        --        --    (0.02)     (0.10)

 From Net
 Realized Gains           (0.55)   (0.38)        --        --        --         --
                         -------  -------   -------   -------   -------    -------
 Total
 Distributions            (0.59)   (0.39)        --        --    (0.02)     (0.10)
                         -------  -------   -------   -------   -------    -------
Net Asset Value, End
of Period                  $8.98    $8.72     $8.10     $7.45     $6.72      $5.72
                         =======  =======   =======   =======   =======    =======

TOTAL RETURN(4)           10.31%   13.01%     8.72%    10.86%    17.81%   (10.54)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              2.18%(5)    2.18%     2.20%     2.20%     2.20%      2.20%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              0.33%(5)    0.34%     0.09%   (0.02)%     0.17%      0.42%

Portfolio Turnover
Rate                         64%     172%      171%      172%      169%       172%
Net Assets, End of
Period (in thousands)    $28,410  $24,446   $14,730    $6,984    $3,025     $1,029

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Strategic Allocation: Aggressive

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                                    2007(1)      2006    2005(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                  $8.77     $8.17      $7.62
                                                    -------   -------    -------
Income From Investment Operations

 Net Investment Income (Loss)(3)                       0.04      0.07       0.03

 Net Realized and Unrealized Gain (Loss)               0.81      0.97       0.52
                                                    -------   -------    -------
 Total From Investment Operations                      0.85      1.04       0.55
                                                    -------   -------    -------
Distributions

 From Net Investment Income                          (0.08)    (0.06)         --

 From Net Realized Gains                             (0.55)    (0.38)         --
                                                    -------   -------    -------
 Total Distributions                                 (0.63)    (0.44)         --
                                                    -------   -------    -------
Net Asset Value, End of Period                        $8.99     $8.77      $8.17
                                                    =======   =======    =======

TOTAL RETURN(4)                                      10.35%    13.40%      7.22%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets  1.68%(5)     1.68%   1.70%(5)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                         0.83%(5)     0.84%   0.55%(5)

Portfolio Turnover Rate                                 64%      172%    171%(6)

Net Assets, End of Period (in thousands)             $1,526      $357       $119

(1) Six months ended May 31, 2007 (unaudited).

(2) March 31, 2005 (commencement of sale) through November 30, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------

APPROVAL OF MANAGEMENT AGREEMENTS

Strategic Allocation: Conservative, Strategic Allocation: Moderate, and
Strategic Allocation: Aggressive

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Strategic Allocation: Conservative,
Strategic Allocation: Moderate and Strategic Allocation: Aggressive (the
"funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The funds' performance for both the one- and three-year periods was above the median for their peer groups.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

------

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Strategic Allocation: Conservative was below the median of the total expense ratios of its peer group. The unified fee charged to
Strategic Allocation: Moderate was slightly above the median of the total expense rations of its peer group. The unified fee charged to Strategic
Allocation: Aggressive was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between the funds and the advisor are fair and reasonable in light of the services provided and should be renewed.

The board of directors also unanimously approved the renewal of the investment sub-advisory agreements by which American Century Global Investment
Management, Inc. (the "subadvisor") is engaged to manage non-U.S. equity investments of Strategic Allocation: Conservative, Strategic Allocation:
Moderate and Strategic Allocation: Aggressive. In approving the subadvisory agreements, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the funds under the agreements. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The
Directors noted that the management fees paid to the subadvisor under the subadvisory agreements were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------

SHARE CLASS INFORMATION

Seven classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, C Class and R Class. The
total expense ratio of Institutional Class shares is lower than that of
Investor Class shares. The total expense ratios of Advisor Class, A Class, B
Class, C Class and R Class shares are higher than that of Investor Class shares. The funds are available for purchase only through financial intermediaries by investors who seek advice from them. The funds are closed to other investors, but those with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

------

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD INDEX covers the U.S.
dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE® (Europe,
Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EM (Emerging Markets)
INDEX represents the performance of stocks in global emerging market countries.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------

NOTES

------

NOTES

------

NOTES

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[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0707
SH-SAN-55130S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report                       May 31, 2007

[photo of summer boat]

Newton Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual report for the
American Century® Newton Fund for the six months ended May 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century Investments announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of 2007, after nearly a decade with us. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century Investments. Chief
Financial Officer Jonathan Thomas was appointed president and CEO effective
March 1, 2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining us,
Jonathan was a managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century Investments is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .      2

NEWTON

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS RALLIED DESPITE A DIP IN THE ECONOMY

The major U.S. stock indexes advanced strongly during the six months ended May
31, 2007. Stocks gained ground despite a slowdown in the U.S. economy, resulting primarily from a slump in the housing market. The U.S. economy grew at an annualized rate of just 0.6% in the first quarter of 2007, its lowest growth rate since the fourth quarter of 2002.

However, several other factors contributed to the stock market's solid rally for the reporting period. The Federal Reserve (the Fed) held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.
In addition, corporate earnings continued to exceed expectations; in particular, multinational companies reported strong profit growth, benefiting from improving economic conditions outside of the U.S.

Robust merger activity also provided support for stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in 2006 -- including
$750 billion in takeovers by private equity firms -- the wheeling and dealing continued in 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the reporting period, the market suffered a sharp decline in late February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. However, the market quickly recovered in March, and many of the major stock indexes finished the reporting period at their highest levels in more than six years.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors in the stock market included the smaller segments of the market--telecommunication services, materials, and utilities. Energy and industrial stocks also posted double-digit gains for the reporting period.
The weakest returns came from the consumer discretionary and information technology sectors.

U.S. Stock Index Returns
For the six months ended May 31, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)       10.67%
Russell 1000 Growth Index            10.14%
Russell 1000 Value Index             11.21%
RUSSELL MIDCAP INDEX                 12.43%
Russell Midcap Growth Index          11.91%
Russell Midcap Value Index           13.01%
RUSSELL 2000 INDEX (SMALL-CAP)        8.40%
Russell 2000 Growth Index             9.70%
Russell 2000 Value Index              7.20%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Newton

Total Returns as of May 31, 2007
                                                Average Annual Returns

                                                        Since           Inception
                          6 months(1)  1 year         Inception            Date

INVESTOR CLASS              10.95%     11.58%           9.12%            8/29/03
RUSSELL 3000 INDEX(2)       10.47%     22.58%           14.63%              --

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Growth of $10,000 Over Life of Class

$10,000 investment made August 29, 2003

One-Year Returns Over Life of Class
Periods ended May 31
                        2004*     2005     2006     2007
Investor Class          22.50%   -18.94%   25.28%   11.58%
Russell 3000 Index      12.96%     9.44%   10.13%   22.58%

*From 8/29/03, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves specific risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

PORTFOLIO COMMENTARY
Newton

Portfolio Manager: John Small, Jr.

PERFORMANCE SUMMARY

Newton gained 10.95%* for the six months ended May 31, 2007. Its benchmark, the Russell 3000 Index, returned 10.47% for the period.

As discussed in the Market Perspective on page 2, a pause in Federal Reserve
(Fed) interest rate moves, strong merger activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the six-month period, despite a slowdown in the U.S. economy led by a housing slump and growing problems among subprime lenders.

An overweight position in the industrials and materials sectors and an underweight position in the financials sector -- the benchmark's worst performer -- contributed to Newton's outperformance relative to the benchmark.
Effective stock selection, though, accounted for the bulk of Newton's gains.
During the reporting period, the portfolio derived a meaningful portion of its returns from investments in international holdings.

INDUSTRIALS, CONSUMER DISCRETIONARY DROVE OUTPERFORMANCE

Our highly technical investment process guides us to stocks that show upward price momentum; it does not reflect any consideration of external benchmark, sector, industry, or individual stock weights. Nevertheless, that process yielded a substantial overweight position in the materials sector. Within the sector, effective stock selection in the marine industry made it the strongest industry contributor to the fund's performance.

International shipping company TBS International Ltd. gained 168% for the period, as it reported first quarter 2007 earnings that nearly doubled its first quarter 2006 earnings. Both TBS and shipping company Excel Maritime
Carriers contributed to fund outperformance relative to the benchmark.

Also within the industrials sector, a position in Twin Disc Inc. yielded strong returns. A manufacturer of engine parts for heavy equipment and boats,
Twin Disc gained 98% for the period, due in part to increased military marine sales.

Newton's largest holding and its largest overweight position for the period, consumer discretionary holding Knology Inc. was one of the largest contributors to absolute and relative gains. The Georgia-based broadband network operator announced plans to acquire an industry competitor during the period. Knology's share price climbed 86%, reflecting the kind of steady upward trend that Newton's process is designed to flag.

Top Ten Holdings as of May 31, 2007
                                    % of net assets as of   % of net assets as of
                                           5/31/07                 11/30/06
Knology Inc.                                 3.1%                    1.6%
TBS International Ltd. A Shares              2.4%                    0.8%
AK Steel Holding Corp.                       2.1%                    0.9%
Hayes Lemmerz International Inc.             2.0%                     --
Brush Engineered Materials Inc.              1.9%                    1.1%
Twin Disc Inc.                               1.8%                    0.8%
Universal Stainless & Alloy
Products, Inc.                               1.7%                    1.2%
Microvision, Inc.                            1.6%                    0.7%
Excel Maritime Carriers Ltd.                 1.6%                    0.9%
Credicorp Ltd.                               1.6%                    1.0%

*Total returns for periods less than one year are not annualized.

------
4

Newton

MATERIALS PERFORMED WELL

Our process also led us to an overweight position in the materials sector.
Within the sector, the portfolio held positions in three metals and mining companies: AK Steel Holding Corporation, Brush Engineered Materials, Inc., and
Universal Stainless and Alloy Products, Inc. Combined, these three holdings represented nearly 6% of the portfolio, and all made significant contributions to performance. AK Steel, in particular, enjoyed triple-digit gains against a backdrop of surging global demand, rising steel prices, and merger activity among steel makers.

FINANCIALS PICKS HELPED

Newton held an underweight position in the financials sector, the weakest performing sector in the benchmark for the period. Stock selection within financials, though, was responsible for the majority of the fund's relative returns in the sector. Top-ten holding Credicorp Ltd., a commercial bank based in Peru, gained 49% for the period and contributed to relative performance.

HEALTH CARE, TECHNOLOGY PICKS HINDERED

Stock selection in the health care sector hampered the fund's performance relative to the benchmark during the period. Notably, a stake in the life sciences tools and services company Gene Logic Inc., as well as some pharmaceutical holdings, weighed on relative performance. Similarly, select picks within the technology sector dragged down performance relative to the benchmark. However, these losses were more than made up for by gains in other sectors.

STARTING POINT FOR NEXT REPORTING PERIOD

As previously mentioned, Newton's technically driven process reflects no consideration of external benchmark, sector, industry, or individual stock weights.

Even so, our process typically guides us to a substantial overweight position in the technology sector. That remained the case during the reporting period.
Meanwhile, our holdings in the financials sector, which had grown in the previous reporting period, decreased over the period as expectations for an imminent Fed rate cut diminished.

Top Five Industries as of May 31, 2007
                                           % of         % of
                                        net assets   net assets
                                           as of        as of
                                          5/31/07     11/30/06
Metals & Mining                            7.3%         8.2%
Marine                                     6.7%         4.1%
Oil, Gas & Consumable Fuels                6.1%         2.5%
Electronic Equipment & Instruments         5.5%         3.8%
Media                                      5.1%         3.1%

Types of Investments in Portfolio
                                                        % of
                                            % of      net
                                         net assets    assets
                                           as of        as of
                                          5/31/07     11/30/06
Domestic Common Stocks                     78.6%        79.9%
Foreign Common Stocks*                     20.3%        19.8%
TOTAL COMMON STOCKS                        98.9%        99.7%
Other Assets and Liabilities                1.1%        0.3%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
6

                                                   Expenses Paid
                    Beginning         Ending       During Period*
                  Account Value   Account Value      12/1/06 -        Annualized
                     12/1/06         5/31/07          5/31/07       Expense Ratio*
Actual               $1,000         $1,109.50          $7.99            1.52%
Hypothetical         $1,000         $1,017.35          $7.64            1.52%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
Newton

MAY 31, 2007 (UNAUDITED)

Shares                                                              Value

Common Stocks -- 98.9%

AEROSPACE & DEFENSE -- 0.9%
    3,015  SIFCO Industries, Inc.(1)                             $ 61,506
                                                              -----------
AUTO COMPONENTS -- 3.5%
    4,294  Cooper Tire & Rubber Co.                               103,357
   23,838  Hayes Lemmerz International Inc.(1)                    136,591
                                                              -----------
                                                                  239,948
                                                              -----------
BIOTECHNOLOGY -- 4.4%
   19,944  Alfacell Corp.(1)                                       52,652
   11,007  Celsion Corp.(1)                                        67,363
   11,720  CytRx Corp.(1)                                          49,224
   17,676  GenVec, Inc.(1)                                         77,774
   11,030  SGX Pharmaceuticals, Inc.(1)                            56,143
                                                              -----------
                                                                  303,156
                                                              -----------
CAPITAL MARKETS -- 2.3%
   40,031  Ladenburg Thalmann Financial Services Inc.(1)           92,072
    1,471  Mellon Financial Corp.                                  63,738
                                                              -----------
                                                                  155,810
                                                              -----------
CHEMICALS -- 2.1%
    1,275  CF Industries Holdings, Inc.                            57,031
    2,230  Lyondell Chemical Co.                                   82,889
                                                              -----------
                                                                  139,920
                                                              -----------
COMMERCIAL BANKS -- 1.6%
    1,876  Credicorp Ltd.                                         109,333
                                                              -----------
COMMERCIAL SERVICES & SUPPLIES -- 3.9%
    3,400  Cornell Companies, Inc.(1)                              81,022
    3,661  Hudson Highland Group Inc.(1)                           79,004
    3,523  North American Galvanizing & Coatings, Inc.(1)          51,084
    3,859  TRC Companies, Inc.(1)                                  51,093
                                                              -----------
                                                                  262,203
                                                              -----------
CONTAINERS & PACKAGING -- 1.3%
   17,264  Graphic Packaging Corp.(1)                              85,284
                                                              -----------
DISTRIBUTORS -- 0.9%
    1,242  DXP Enterprises Inc.(1)                                 58,933
                                                              -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.5%
    1,866  Golden Telecom Inc.                                     99,365
    6,269  Premiere Global Services Inc.(1)                        79,428
    2,261  Telecom Corp. of New Zealand Ltd. ADR                   64,710
    4,155  Windstream Corp.                                        62,408
                                                              -----------
                                                                  305,911
                                                              -----------

Shares                                                              Value

ELECTRICAL EQUIPMENT -- 2.5%
    5,140  Deswell Industries Inc.                               $ 62,040
   20,071  Microvision, Inc.(1)                                   111,193
                                                              -----------
                                                                  173,233
                                                              -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.5%
    7,212  GTSI Corp.(1)                                           95,487
    6,231  ICOP Digital, Inc.(1)                                   55,144
    9,487  Intelli-Check, Inc.(1)                                  65,460
    9,531  Research Frontiers Inc.(1)                              99,600
   11,922  SMTC Corp.(1)                                           56,033
                                                              -----------
                                                                  371,724
                                                              -----------
ENERGY EQUIPMENT & SERVICES -- 2.1%
    1,865  Bolt Technology Corp.(1)                                82,302
    5,576  ENGlobal Corp.(1)                                       57,656
                                                              -----------
                                                                  139,958
                                                              -----------
FOOD PRODUCTS -- 1.6%
    8,171  Overhill Farms, Inc.(1)                                 46,902
    3,576  Sara Lee Corp.                                          64,010
                                                              -----------
                                                                  110,912
                                                              -----------
GAS UTILITIES -- 1.3%
    1,460  Energen Corp.                                           86,023
                                                              -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.6%
    5,262  AtriCure, Inc.(1)                                       52,094
   28,096  Clarient Inc.(1)                                        59,844
    8,717  CryoCor, Inc.(1)                                        51,866
   10,897  Osteotech Inc.(1)                                       79,767
      802  Zimmer Holdings Inc.(1)                                 70,624
                                                              -----------
                                                                  314,195
                                                              -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.8%
   19,726  Allied Healthcare International Inc.(1)                 59,375
    1,543  Psychiatric Solutions, Inc.(1)                          60,208
                                                              -----------
                                                                  119,583
                                                              -----------
HEALTH CARE TECHNOLOGY -- 0.9%
    3,757  Transcend Services, Inc.(1)                             63,869
                                                              -----------
HOUSEHOLD DURABLES -- 0.6%
   37,613  Mad Catz Interactive, Inc.(1)                           44,007
                                                              -----------
INTERNET & CATALOG RETAIL -- 2.3%
    5,019  Audible Inc.(1)                                         50,290
    1,708  Priceline.com Inc.(1)                                  105,623
                                                              -----------
                                                                  155,913
                                                              -----------

------
8

Newton

Shares                                                              Value

INTERNET SOFTWARE & SERVICES -- 2.6%
    5,688  China Finance Online Co. Ltd. ADR(1)                  $ 51,988
   14,786  Innodata Isogen, Inc.(1)                                55,743
   37,514  Zix Corp.(1)                                            69,026
                                                              -----------
                                                                  176,757
                                                              -----------
IT SERVICES -- 1.2%
    2,502  Total System Services Inc.                              83,041
                                                              -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.6%
    9,734  BioDelivery Sciences International, Inc.(1)             51,980
    1,669  PharmaNet Development Group, Inc.(1)                    53,591
                                                              -----------
                                                                  105,571
                                                              -----------
MACHINERY -- 3.9%
    7,608  China Yuchai International Ltd.                         76,993
    2,010  Hardinge Inc.                                           62,632
    1,771  Twin Disc Inc.                                         123,438
                                                              -----------
                                                                  263,063
                                                              -----------
MARINE -- 6.7%
    4,074  Diana Shipping Inc.                                     92,846
    4,689  Excel Maritime Carriers Ltd.                           111,082
    6,025  Quintana Maritime Ltd.                                  94,231
    7,184  TBS International Ltd. CI A(1)                         160,061
                                                              -----------
                                                                  458,220
                                                              -----------
MEDIA -- 5.1%
    7,377  Crown Media Holdings, Inc. Cl A(1)                      54,885
    7,885  Gray Television Inc.                                    80,979
   11,509  Knology Inc.(1)                                        214,182
                                                              -----------
                                                                  350,046
                                                              -----------
METALS & MINING -- 7.3%
    4,182  AK Steel Holding Corp.(1)                              145,200
    2,362  Brush Engineered Materials Inc.(1)                     126,722
    1,742  Northwest Pipe Co.(1)                                   62,886
   29,835  Orezone Resources Inc.(1)                               48,631
    2,757  Universal Stainless & Alloy Products, Inc.(1)          115,711
                                                              -----------
                                                                  499,150
                                                              -----------
OIL, GAS & CONSUMABLE FUELS -- 6.1%
    1,183  Dampskibsselskabet TORM AS ADR                          93,882
    1,222  Enbridge Energy Management LLC                          67,797
    7,348  FX Energy Inc.(1)                                       73,333
    3,833  James River Coal Co.(1)                                 56,383

Shares                                                              Value

    1,268  Petroleum Development Corp.(1)                        $ 64,630
   18,256  Westside Energy Corp.(1)                                59,515
                                                              -----------
                                                                  415,540
                                                              -----------
PHARMACEUTICALS -- 1.6%
   18,901  Cortex Pharmaceuticals Inc.(1)                          56,136
    2,753  Elan Corp. plc ADR(1)                                   54,289
                                                              -----------
                                                                  110,425
                                                              -----------
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
    1,885  Digital Realty Trust Inc.                               76,531
                                                              -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
    6,787  Advanced Analogic Technologies Inc.(1)                  60,133
   18,216  Zilog Inc.(1)                                          109,296
                                                              -----------
                                                                  169,429
                                                              -----------
SOFTWARE -- 3.1%
    3,734  Activision, Inc.(1)                                     73,896
    2,534  Manhattan Associates Inc.(1)                            73,638
    1,175  Micros Systems, Inc.(1)                                 65,201
                                                              -----------
                                                                  212,735
                                                              -----------
SPECIALTY RETAIL -- 2.3%
    3,632  E Com Ventures, Inc.(1)                                 90,510
    2,951  Pep Boys (The) -- Manny, Moe & Jack                     62,856
                                                              -----------
                                                                  153,366
                                                              -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.7%
      780  Crocs, Inc.(1)                                          63,461
   41,673  Innovo Group Inc.(1)                                    49,591
                                                              -----------
                                                                  113,052
                                                              -----------
TRANSPORTATION INFRASTRUCTURE -- 1.1%
    1,530  Grupo Aeroportuario del Sureste, SAB de CV ADR          77,877
                                                              -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.4%
    8,203  Centennial Communications Corp.(1)                      83,588
    1,515  Mobile TeleSystems ADR(1)                               82,083
                                                              -----------
                                                                  165,671
                                                              -----------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $4,871,128)                                               6,731,895
                                                              -----------
OTHER ASSETS AND LIABILITIES -- 1.1%                               77,566
                                                              -----------
TOTAL NET ASSETS -- 100.0%                                    $ 6,809,461
                                                              ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------
9

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2007 (UNAUDITED)

ASSETS

Investment securities, at value (cost of $4,871,128)                    $6,731,895

Cash                                                                        60,335

Foreign currency holdings, at value (cost of $3,686)                         3,447

Receivable for investments sold                                            339,632

Dividends and interest receivable                                            5,214
                                                                        ----------
                                                                         7,140,523
                                                                        ----------

LIABILITIES

Payable for investments purchased                                          322,431

Accrued management fees                                                      8,631
                                                                        ----------
                                                                           331,062
                                                                        ----------

NET ASSETS                                                              $6,809,461
                                                                        ==========

INVESTOR CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                              50,000,000
                                                                        ==========
Outstanding                                                                490,565
                                                                        ==========

Net Asset Value Per Share                                                   $13.88
                                                                        ==========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                                 $5,932,854

Accumulated net investment loss                                           (20,544)

Accumulated net realized loss on investment and foreign currency
transactions                                                             (963,394)

Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies                                    1,860,545
                                                                        ----------
                                                                        $6,809,461
                                                                        ==========

See Notes to Financial Statements.

------
10

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $757)                         $ 30,156

Interest                                                                     2,254
                                                                          --------
                                                                            32,410
                                                                          --------

EXPENSES:

Management fees                                                             52,403

Directors' fees and expenses                                                    52

Other expenses                                                                 499
                                                                          --------
                                                                            52,954
                                                                          --------

NET INVESTMENT INCOME (LOSS)                                              (20,544)
                                                                          --------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment and foreign currency
transactions                                                              (26,752)

Change in net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities in foreign currencies            766,358
                                                                          --------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                    739,606
                                                                          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $719,062
                                                                          ========

See Notes to Financial Statements.

------
11

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2006

Increase (Decrease) in Net Assets                           2007          2006

OPERATIONS

Net investment income (loss)                              $ (20,544)     $(33,428)

Net realized gain (loss)                                    (26,752)       144,436

Change in net unrealized appreciation (depreciation)         766,358       420,936
                                                         -----------   -----------
Net increase (decrease) in net assets resulting from
operations                                                   719,062       531,944
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                    271,439     2,693,293

Payments for shares redeemed(1)                          (1,603,217)     (849,676)
                                                         -----------   -----------
Net increase (decrease) in net assets from capital
share transactions                                       (1,331,778)     1,843,617
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                      (612,716)     2,375,561

NET ASSETS

Beginning of period                                        7,422,177     5,046,616
                                                         -----------   -----------
End of period                                             $6,809,461    $7,422,177
                                                         ===========   ===========

Accumulated net investment loss                            $(20,544)            --
                                                         ===========   ===========

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                          20,466       209,340

Redeemed                                                   (123,181)      (69,574)
                                                         -----------   -----------
Net increase (decrease) in shares of the fund              (102,715)       139,766
                                                         ===========   ===========

(1) Net of redemption fees of $18,993 and $17,340 for 2007 and 2006, respectively.

See Notes to Financial Statements.

------
12

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 (the 1940
Act) as an open-end management investment company. Newton Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks whose share price patterns suggest that their shares are likely to increase in value. The fund uses an investment approach that relies on a proprietary screening process that is designed to identify attractive investment opportunities on a disciplined, consistent basis. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

------
13

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 act.

REDEMPTION -- The fund may impose a 2.00% redemption fee on shares held less than 180 days. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions. Prior to March 1, 2007, the fund imposed a 2.00% redemption fee on shares held less than 5 years.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund ranges from 1.10% to
1.50%. The effective annual management fee for the fund for the six months ended May 31, 2007 was 1.50%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services, LLC. ACIM, an officer, and an interested director of these entities own 29% of the outstanding shares of the fund.

------
14

Beginning in December 2006, the fund was eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase
& Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 31, 2007, were $3,878,220 and
$5,281,618, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund did not borrow from the line during the six months ended May 31, 2007.

5. RISK FACTORS

The fund's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

6. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2007, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                           $4,871,128
                                                         ===========
Gross tax appreciation of investments                     $1,927,169
Gross tax depreciation of investments                       (66,402)
                                                         -----------
Net tax appreciation (depreciation) of investments        $1,860,767
                                                         ===========

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

As of November 30, 2006, the fund had accumulated capital losses of
$(826,146), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(534,688) and $(291,458) expire in 2012 and 2013, respectively.

The fund incurred $(111,596) of capital loss deferrals which represent net capital losses incurred in the one-month period ended November 30, 2006. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
15

7. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
16

FINANCIAL HIGHLIGHTS
Newton

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                            2007(1)      2006       2005      2004       2003(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period            $12.51     $11.13    $11.76     $11.71       $10.00
                             --------   --------  --------   --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                 (0.04)     (0.06)    (0.08)     (0.08)       (0.02)

 Net Realized and
 Unrealized Gain
 (Loss)                          1.37       1.41    (0.60)       0.10         1.73
                             --------   --------  --------   --------     --------
 Total From
 Investment
 Operations                      1.33       1.35    (0.68)       0.02         1.71
                             --------   --------  --------   --------     --------
Redemption Fees(3)               0.04       0.03      0.05       0.03           --
                             --------   --------  --------   --------     --------
Net Asset Value, End of
Period                         $13.88     $12.51    $11.13     $11.76       $11.71
                             ========   ========  ========   ========     ========

TOTAL RETURN(4)                10.95%     12.40%   (5.36)%      0.43%       17.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                       1.52%(5)      1.50%     1.51%      1.51%     1.50%(5)

Ratio of Net Investment
Income (Loss) to
Average Net Assets         (0.59)%(5)    (0.49)%   (0.73)%    (0.79)%   (1.05)%(5)

Portfolio Turnover Rate           56%       186%      372%       313%          16%

Net Assets, End of
Period (in thousands)          $6,809     $7,422    $5,047     $6,031       $2,265

(1) Six months ended May 31, 2007 (unaudited).

(2) August 29, 2003 (fund inception) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable redemption fees.
Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.

------
17

APPROVAL OF MANAGEMENT AGREEMENTS
Newton

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Newton (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
18

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
19

At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund.
The Directors also review detailed performance information during the 15(c)
Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for both the one-
and three-year periods during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

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20

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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21

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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22

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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23

NOTES

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24

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0707
SH-SAN-55134N

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

By:      /s/  Jonathan S. Thomas
         --------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    July 20, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    July 20, 2007

By:      /s/  Robert J. Leach
         ---------------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    July 20, 2007